UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2016

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Shareholder Letter	1
Semiannual Report
Economic and Market Overview	3
Franklin Adjustable U.S. Government Securities Fund	4
Franklin Floating Rate Daily Access Fund	11
Franklin Low Duration Total Return Fund	19
Franklin Total Return Fund	27
Financial Highlights and Statements of Investments	35
Financial Statements	105
Notes to Financial Statements	110
Shareholder Information	133

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy moderated in 2015’s fourth quarter and slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the six-month period. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable at 5.0% throughout the review period.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policy-makers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.16% on October 31, 2015, to a period high of 2.36% in November, and remained relatively high through the rest of 2015, based partly on upbeat domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the yield declined to 1.83% by period-end due to the Fed’s cautious stance on further interest rate increases, investor concerns about domestic and global economic growth and weak oil and commodity prices.

The foregoing information reflects our analysis and opinions as of April 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Semiannual Report 3

Franklin Adjustable U.S. Government Securities Fund

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a -0.74% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government Index: 1-2 Year Component, posted a +0.40% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-
sponsored entities, as to timely payment of principal and interest.
2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
3. Source: Barclays.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*
11/1/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1	Class C	Class R6	Class
November	0.9537	1.0662	0.6656	1.2213	1.1371
December	0.8931	1.0056	0.6055	1.1725	1.0728
January	0.8438	0.9473	0.5740	1.1090	1.0132
February	1.0446	1.1549	0.7567	1.3027	1.2254
March	0.9869	1.0968	0.7002	1.2371	1.1669
April	0.9874	1.0928	0.7185	1.2242	1.1563
Total	5.7095	6.3636	4.0205	7.2668	6.7717

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon cur-
rent market conditions, and past distributions are not indicative of future trends.

most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%.

Although mortgage rates have moved lower, mortgage credit has remained constrained, and actual prepayment levels have been relatively low. The Fund’s LIBOR indexed ARMs detracted from value, while ARMs indexed to U.S. Treasuries were generally additive.4

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.
4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	10/31/15		Change
A (FISAX)	$8.43	$8.55	-$	0.12
A1 (FAUGX)	$8.43	$8.54	-$	0.11
C (FCSCX)	$8.42	$8.54	-$	0.12
R6 (N/A)	$8.44	$8.55	-$	0.11
Advisor (FAUZX)	$8.44	$8.55	-$	0.11

Distributions[1] (11/1/15–4/30/16)

Dividend
Share Class	Income
A	$0.057095
A1	$0.063636
C	$0.040205
R6	$0.072668
Advisor	$0.067717

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A/A1: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	Operating Expenses[6]
A				0.91%
6-Month	-0.74%	-3.01%
1-Year	-1.09%	-3.33%	-3.34%
5-Year	+1.98%	-0.05%	-0.04%
10-Year	+21.73%	+1.76%	+1.77%
A1[7]				0.75%
6-Month	-0.54%	-2.82%
1-Year	-0.82%	-3.07%	-3.08%
5-Year	+2.30%	+0.01%	+0.01%
10-Year	+22.11%	+1.79%	+1.80%
C				1.31%
6-Month	-0.94%	-1.92%
1-Year	-1.48%	-2.46%	-2.36%
5-Year	-0.04%	-0.01%	+0.02%
10-Year	+16.82%	+1.57%	+1.60%
R6				0.53%
6-Month	-0.44%	-0.44%
1-Year	-0.72%	-0.72%	-0.73%
Since Inception (9/20/13)	+0.81%	+0.31%	+0.31%
Advisor[8]				0.66%
6-Month	-0.50%	-0.50%
1-Year	-0.84%	-0.84%	-0.85%
5-Year	+3.27%	+0.65%	+0.65%
10-Year	+24.33%	+2.20%	+2.21%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	1.44%	0.44%	0.43%
A1	1.60%	0.60%	0.60%
C	1.08%	0.06%	0.04%
R6	1.83%	0.79%	0.78%
Advisor	1.73%	0.69%	0.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A1:	Effective 6/18/14, Class A1 shares were established for shareholders of Franklin Limited Maturity U.S. Government Securities Fund – Class A as a result of its reorganization into this Fund on the same date. Class A1 shares are closed to new investors.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance for Class A1 has been calculated as follows: (a) for periods prior to 6/18/14, Franklin Adjustable U.S. Government Securities Fund’s Class A performance is used, and (b) for periods after 6/18/14, actual Class A1 performance is used, reflecting all charges and fees applicable to that class.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.83%
and +1.53%.
9. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 4/30/16.
10. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$992.60	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.29	$4.62
A1
Actual	$1,000	$994.60	$3.77
Hypothetical (5% return before expenses)	$1,000	$1,021.08	$3.82
C
Actual	$1,000	$990.60	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.62
R6
Actual	$1,000	$995.60	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77
Advisor
Actual	$1,000	$995.00	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.92%;
A1: 0.76%; C: 1.32%; R6: 0.55%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +1.18% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +1.36% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Corporate Loan Market Overview

Falling commodity prices precipitated weaker technical conditions and contributed to significant volatility within the loan market at the beginning of the six-month period. However, rising oil prices since February and continued accommodative policies from central banks eventually helped to improve

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

investor sentiment across risk assets. Although outflows from loan retail vehicles remained and collateralized-loan-obligation (CLO) formation was relatively slow, restrained new issuance and repayment activity helped to support technical conditions later in the period. In a reversal from the first half of the period, the rally in the second half of the period was largely driven by lower rated loans, while higher rated loans generally lagged.

Loan retail vehicles faced significant redemption activity at the beginning of the period, but outflows eventually moderated. However, lower expectations for additional rate increases by the Federal Reserve (Fed) and lower Treasury yields tempered demand from retail investors. Relatively wider spreads in the high yield bond market at the middle of the period also led some crossover investors to shift interest toward that market. Although interest from retail investors remained subdued, there were more reports of pension funds and other institutional accounts investing in the market, which contributed to an improvement in technical conditions toward the end of the period.

Although issuance of new CLOs also improved, overall volume was relatively low. The arbitrage needed for new vehicles continued to be challenging following weaker CLO performance in the secondary market and some potential investors were increasingly concerned about deterioration in credit conditions. Furthermore, substantial downgrades of loans by credit rating

1. Source: Credit Suisse Group.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 47.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

agencies resulted in more vehicles breaching restrictions on CCC-rated debt and furthered concern of a possible rise in losses from defaults. However, better conditions in the loan market led to tightening of liability spreads, which helped arbi-trage for some new deals. The slow pace of issuance, nonetheless, led more market strategists to lower forecasts for total CLO issuance in 2016, from levels that were already below last year’s total volume.

Sluggish activity in the primary market helped balance slower demand for loans, although much of the issuance was related to mergers and acquisitions. Many of the deals were related to strategic corporate buyers, rather than leveraged buyout transactions that could have brought significant new supply to the market. Although more deals were forced to widen pricing amid technical headwinds early in the period, low projected volume reduced investor expectations for forthcoming supply and led to tighter pricing for many loans in the syndication process and a stronger bid for loans in the secondary market. Amendment activity also rose as conditions improved and issuers took advantage of stronger investor sentiment to loosen covenants or extend maturities.

Defaults increased during the period and the default rate as measured by number of defaulted loans reached the highest level in six years. The increase was largely attributable to issuers in the energy and metals/minerals industries, whose ratings were downgraded by credit ratings agencies. Defaults were also concentrated among these industries, and recovery values declined for defaulted issuers, as measured by the price of the loan 30 days after the event of default.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Dividend Distributions*

11/1/15–4/30/16

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	3.5984	3.3100	3.8109	3.7837
December	3.4873	3.2060	3.7189	3.6649
January	3.2374	2.9759	3.4630	3.4029
February	3.4696	3.1942	3.7110	3.6437
March	3.4825	3.2031	3.7328	3.6589
April	3.2063	2.9396	3.4497	3.3746
Total	20.4815	18.8288	21.8863	21.5287

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon cur-
rent market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the period under review, the Fund underperformed its benchmark. Upper tier loans outperformed the other tiers during the period, returning +2.26%, followed by the middle tier return of +1.14% and the lower tier return of -1.43%.1 The Fund’s overweighted position in the upper tier of the market throughout the period contributed to relative performance, but our loan selection within the upper and middle tiers detracted. However, Fund performance benefited from an improvement in investor sentiment, which led the Fund to outperform the index during the second half of the period.

FMG America Finance (FMG), a producer of iron ore, was a major contributor during the period because the price of iron ore increased and investors expected that higher prices would generate additional free cash flow. The Fund’s upper tier term loan position in FMG rallied from deep discounts to par, based on investor expectations that improved prices and cash flow would lead the company to pay down debt. The Fund also benefited from our loan selection in the lower tier, which included a term loan of Cannery Casino Resorts. The Fund’s second lien loan and middle-tier rated first lien loan positions in the casino owner and operator contributed to performance after the company reached agreements to sell its Pennsylvania and Las Vegas assets. We believe the revenue generated from these sales could pay down the company’s term loans.

In contrast, the Fund’s loan selection within the middle tier detracted from relative performance as top detractors continued

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
FMG America Finance Inc. (Australia)	2.6%
Diversified Metals & Mining
Alinta Energy Finance Pty. Ltd. (Australia)	2.5%
Electric Utilities
Caraustar Industries Inc.	2.3%
Forest Products
Valeant Pharmaceuticals International Inc.	2.3%
Pharmaceuticals
Community Health Systems Inc.	2.1%
Health Care Facilities
Cannery Casino Resorts LLC	1.9%
Casinos & Gaming
Cyanco Intermediate Corp.	1.9%
Commodity Chemicals
Fitness International LLC	1.8%
Leisure Facilities
Chemours Co. LLC	1.7%
Diversified Chemicals
MoneyGram International Inc.	1.6%
Data Processing & Outsourced Services

to face credit-specific issues despite the improved technical environment. The Fund’s term loan of Peabody Energy, a coal producer, detracted from performance as investors anticipated the company would file for bankruptcy, which it eventually did near period-end. The issuer continued to face challenging operating headwinds related to low coal prices. Furthermore, the Fund’s term loans of radio broadcaster Cumulus Media declined after the company reported weak results due to weaker trends in digital and political advertising and license fees.

As outflows increased, we primarily sold middle tier positions with what we considered weak relative value to meet shareholder redemptions, while sales later in the period also included upper tier positions that traded close to par. We also participated in several upper tier primary deals that launched with what we felt were relatively attractive coupons. In previous periods, we increased our weighting in the upper tier of the market and lowered our weighting in the middle and lower tiers. However, during the period, our weighting in the upper tier declined and our weighting in the lower tier increased due to an increase in credit rating downgrades.

During the period, we employed the use of Power Shares Loan Portfolio (BKLN), an exchange traded fund that seeks to track the leveraged loan market by tracking the S&P/LSTA U.S. Leveraged Loan 100 Index. We terminated this position by period-end. We also bought protection in high yield credit default swaps to help to offset heightened volatility in the credit markets and closed the position before period-end. Our combined exposure in all of these instruments was limited to no more than 3% of the Fund during the period.

What is a credit default swap?

A credit default swap, or CDS, is an agreement between two parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	10/31/15		Change
A (FAFRX)	$8.50	$8.61	-$	0.11
C (FCFRX)	$8.50	$8.61	-$	0.11
R6 (N/A)	$8.50	$8.60	-$	0.10
Advisor (FDAAX)	$8.51	$8.61	-$	0.10

Distributions[1] (11/1/15–4/30/16)

Dividend
Share Class	Income
A	$0.204815
C	$0.188288
R6	$0.218863
Advisor	$0.215287

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

			Average Annual
	Cumulative	Average Annual	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	(3/31/16)[5]	(with waiver)	(without waiver)
A				0.85%	0.86%
6-Month	+1.18%	-1.12%
1-Year	-1.37%	-3.61%	-4.80%
5-Year	+13.63%	+2.13%	+1.82%
10-Year	+32.96%	+2.66%	+2.49%
C				1.25%	1.26%
6-Month	+0.98%	-0.01%
1-Year	-1.77%	-2.71%	-3.89%
5-Year	+11.39%	+2.18%	+1.88%
10-Year	+27.78%	+2.48%	+2.31%
R6				0.52%	0.73%
6-Month	+1.35%	+1.35%
1-Year	-0.94%	-0.94%	-2.25%
Since Inception (5/1/13)	+5.44%	+1.78%	+1.07%
Advisor				0.60%	0.61%
6-Month	+1.30%	+1.30%
1-Year	-1.13%	-1.13%	-2.33%
5-Year	+15.06%	+2.85%	+2.54%
10-Year	+36.19%	+3.14%	+2.96%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	4.66%	7.30%	7.29%
C	4.37%	7.08%	7.07%
R6	5.13%	7.82%	7.80%
Advisor	5.02%	7.74%	7.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 2/28/17.
Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 4/30/16.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,011.80	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.42
C
Actual	$1,000	$1,009.80	$6.40
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.42
R6
Actual	$1,000	$1,013.50	$2.65
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66
Advisor
Actual	$1,000	$1,013.00	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%;
C: 1.28%; R6: 0.53%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Low Duration Total Return Fund

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +0.40% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.79% total return.1 The index tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as currency forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 58.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

From a perspective of excess returns over Treasuries, U.S. dollar-denominated emerging market bonds performed well. Other major fixed income sectors that delivered positive excess returns, as measured by Barclays indexes, included high yield corporate credit, U.S. investment-grade corporate bonds and Treasury inflation protected securities.

During the period, the Fund’s high yield corporate credit and senior secured floating rate loans exposure benefited performance. Our exposure to non-agency residential mortgage-backed securities and non-U.S. yield curves also contributed to results. In contrast, the Fund’s exposure to foreign currency and investment-grade corporate bonds detracted from results.

Dividend Distributions*
11/1/15–4/30/16
	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	2.1509	1.8126	2.4784	2.3689
December**	8.5987	8.2618	8.9311	8.8224
January	1.1178	0.9466	1.2845	1.2292
February	0.9289	0.7290	1.1237	1.0577
March	1.2919	1.0006	1.5989	1.4766
April	0.6957	0.5351	0.8688	0.7998
Total	14.7839	13.2857	16.2854	15.7546

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon cur-
rent market conditions, and past distributions are not indicative of future trends.
**Includes an additional 4.36 cent per share distribution to meet excise tax requirements.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to certain Treasury positions, investment-grade corporate credit and floating rate loans. We decreased our exposures to commercial mortgage-backed securities, asset-backed securities and select international bonds.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

David Yuen, senior vice president, serves as a director of quantitative strategy and risk management in the Franklin Templeton Fixed Income department. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation, portfolio construction and relative value security selection procedures. In addition, he implements and manages the risk management system and the performance attribution procedures. Prior to joining Franklin Templeton, Mr. Yuen was senior investment officer for Susquehanna Partners and a manager of fixed income trading at Alex Brown, Inc. Mr. Yuen holds a B.S., with honors, in chemistry from the California Institute of Technology and an M.B.A., with honors, in finance from the University of California, Los Angeles Graduate School of Management. Mr. Yuen is a Chartered Financial Analyst (CFA) charterholder and is a qualified Financial Risk Manager (FRM), as certified by the Global Association of Risk Professionals. He has authored various financial and portfolio management publications and speaks at diverse financial and capital market seminars and conferences.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	10/31/15		Change
A (FLDAX)	$9.80	$9.91	-$	0.11
C (FLDCX)	$9.77	$9.90	-$	0.13
R6 (FLRRX)	$9.84	$9.95	-$	0.11
Advisor (FLDZX)	$9.83	$9.95	-$	0.12

Distributions[1] (11/1/15–4/30/16)

Dividend
Share Class	Income
A	$0.147839
C	$0.132857
R6	$0.162854
Advisor	$0.157546

See page 24 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

			Average Annual
	Cumulative	Average Annual	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	(3/31/16)[5]	(with waiver)	(without waiver)
A				0.82%	0.97%
6-Month	+0.40%	-1.88%
1-Year	-0.28%	-2.51%	-2.95%
5-Year	+5.37%	+0.59%	+0.67%
10-Year	+36.35%	+2.92%	+2.90%
C				1.22%	1.37%
6-Month	+0.14%	-0.85%
1-Year	-0.68%	-1.66%	-2.12%
Since Inception (10/1/12)	+1.84%	+0.51%	+0.36%
R6				0.44%	0.55%
6-Month	+0.55%	+0.55%
1-Year	+0.02%	+0.02%	-0.31%
Since Inception (5/1/13)	+3.04%	+1.00%	+0.82%
Advisor[7]				0.57%	0.72%
6-Month	+0.49%	+0.49%
1-Year	-0.08%	-0.08%	-0.42%
5-Year	+6.68%	+1.30%	+1.40%
10-Year	+39.27%	+3.37%	+3.35%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	0.83%	1.66%	1.51%
C	0.66%	1.29%	1.15%
R6	1.06%	2.10%	1.96%
Advisor	0.98%	1.93%	1.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 2/28/17 and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.13%
and +2.86%.
8. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 4/30/16.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report 25

FRANKLIN LOW DURATION TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,004.00	$3.99
Hypothetical (5% return before expenses)	$1,000	$1,020.89	$4.02
C
Actual	$1,000	$1,001.40	$5.97
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
R6
Actual	$1,000	$1,005.50	$2.09
Hypothetical (5% return before expenses)	$1,000	$1,022.77	$2.11
Advisor
Actual	$1,000	$1,004.90	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers annualized for each class (A: 0.80%;
C: 1.20%; R6: 0.42%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-
half year period.

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Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares delivered a +1.26% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, posted a +2.82% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 30.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 84.

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Semiannual Report

27

FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

Dividend Distributions*
11/1/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.2070	2.8646	2.9920	3.5813	3.4054
December**	17.0009	16.6524	16.7844	17.3772	17.2315
January	0.8366	0.7061	0.7543	0.9691	0.9200
February	1.1923	1.0145	1.0814	1.3752	1.3066
March	1.2066	0.9925	1.0730	1.4147	1.3433
April	0.4785	0.4025	0.4303	0.5533	0.5282
Total	23.9219	22.6326	23.1154	25.2708	24.7350

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since divi-
dends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 10.5 cent per share distribution to meet excise tax requirements.

From a perspective of excess returns over Treasuries, U.S. dollar-denominated emerging market bonds performed well. Other major fixed income sectors that delivered positive excess returns, as measured by Barclays indexes, included high yield corporate credit, U.S. investment-grade corporate bonds and Treasury inflation protected securities.

During the period, the Fund’s exposure to non-U.S. yield curves contributed to performance. The Fund’s exposure to residential mortgage-backed securities, senior secured floating rate loans and tax-exempt municipal bonds also aided results. In contrast, the Fund’s defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact on the Fund relative to its benchmark. The Fund’s exposure to foreign currencies and investment-grade corporate bonds also detracted from performance.

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and most securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to certain Treasury positions, floating-rate loans and agency mortgage-backed securities. We decreased our exposure to international bonds, investment-grade corporate credit and municipal bonds as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

28 Semiannual Report

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FRANKLIN TOTAL RETURN FUND

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 29

FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FKBAX)	$9.74	$9.87	-$	0.13
C (FCTLX)	$9.70	$9.84	-$	0.14
R (FTRRX)	$9.72	$9.85	-$	0.13
R6 (FRERX)	$9.79	$9.91	-$	0.12
Advisor (FBDAX)	$9.78	$9.91	-$	0.13

Distributions[1] (11/1/15–4/30/16)
Dividend
Share Class	Income
A	$0.239219
C	$0.226326
R	$0.231154
R6	$0.252708
Advisor	$0.247350

See page 32 for Performance Summary footnotes.

30 Semiannual Report

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

			Average Annual
	Cumulative	Average Annual	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	(3/31/16)[5]	(with waiver)	(without waiver)
A				0.91%	0.94%
6-Month	+1.26%	-3.06%
1-Year	-0.36%	-4.60%	-5.63%
5-Year	+16.93%	+2.28%	+2.52%
10-Year	+60.11%	+4.37%	+4.30%
C				1.31%	1.34%
6-Month	+1.03%	+0.04%
1-Year	-0.75%	-1.71%	-2.82%
5-Year	+14.62%	+2.77%	+3.01%
10-Year	+53.76%	+4.40%	+4.32%
R				1.16%	1.19%
6-Month	+1.18%	+1.18%
1-Year	-0.54%	-0.54%	-1.65%
5-Year	+15.58%	+2.94%	+3.16%
10-Year	+56.21%	+4.56%	+4.49%
R6				0.50%	0.53%
6-Month	+1.40%	+1.40%
1-Year	+0.04%	+0.04%	-1.03%
Since Inception (5/1/13)	+5.06%	+1.66%	+1.44%
Advisor				0.66%	0.69%
6-Month	+1.34%	+1.34%
1-Year	-0.07%	-0.07%	-1.15%
5-Year	+18.53%	+3.46%	+3.69%
10-Year	+64.10%	+5.08%	+5.01%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	0.56%	2.19%	2.15%
C	0.50%	1.89%	1.85%
R	0.53%	2.03%	2.01%
R6	0.68%	2.66%	2.64%
Advisor	0.65%	2.54%	2.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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Semiannual Report 31

FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R: Class R6: Advisor Class:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

2. The Fund has an expense reduction contractually guaranteed through at least 2/28/17 and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/16.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

32 Semiannual Report

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FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report 33

FRANKLIN TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,012.60	$4.30
Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.32
C
Actual	$1,000	$1,010.30	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.32
R
Actual	$1,000	$1,011.80	$5.55
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.57
R6
Actual	$1,000	$1,014.00	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.26
Advisor
Actual	$1,000	$1,013.40	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.26%; R: 1.11%; R6: 0.45%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Adjustable U.S. Government Securities Fund
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.55	$8.67	$8.72	$8.90	$8.84	$8.90
Income from investment operations[a]:
Net investment income	0.018	0.019	0.043	0.048	0.078	0.103
Net realized and unrealized gains (losses)	(0.081)	(0.040)	0.006	(0.098)	0.117	0.011
Total from investment operations	(0.063)	(0.021)	0.049	(0.050)	0.195	0.114
Less distributions from net investment income	(0.057)	(0.099)	(0.099)	(0.130)	(0.135)	(0.174)
Net asset value, end of period	$8.43	$8.55	$8.67	$8.72	$8.90	$8.84

Total return[b]	(0.74)%	(0.24)%	0.56%	(0.56)%	2.22%	1.30%

Ratios to average net assets[c]
Expenses	0.92%[d]	0.91%[d,e]	0.93%[d,e]	0.87%	0.87%	0.86%
Net investment income	0.47%	0.39%	0.48%	0.63%	0.91%	1.16%

Supplemental data
Net assets, end of period (000’s)	$768,818	$848,918	$1,058,838	$1,105,674	$1,308,971	$1,470,029
Portfolio turnover rate	1.99%	9.98%	14.18%	8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 35

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014 [a]
Class A1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.54	$8.67	$8.68
Income from investment operations[b]:
Net investment income	0.029	0.046	0.018
Net realized and unrealized gains (losses)	(0.075)	(0.062)	0.010
Total from investment operations	(0.046)	(0.016)	0.028
Less distributions from net investment income	(0.064)	(0.114)	(0.038)
Net asset value, end of period	$8.43	$8.54	$8.67

Total return[c]	(0.54)%	(0.19)%	0.32%

Ratios to average net assets[d]
Expenses	0.76%[e]	0.75%[e,f]	0.78%[e,f]
Net investment income	0.63%	0.55%	0.63%

Supplemental data
Net assets, end of period (000’s)	$178,907	$198,670	$253,021
Portfolio turnover rate	1.99%	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

36 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.54	$8.66	$8.71	$8.90	$8.83	$8.89
Income from investment operations[a]:
Net investment income (loss)	—	(0.013)	(0.004)	0.006	0.042	0.064
Net realized and unrealized gains (losses)	(0.080)	(0.043)	0.018	(0.101)	0.128	0.015
Total from investment operations	(0.080)	(0.056)	0.014	(0.095)	0.170	0.079
Less distributions from net investment income	(0.040)	(0.064)	(0.064)	(0.095)	(0.100)	(0.139)
Net asset value, end of period	$8.42	$8.54	$8.66	$8.71	$8.90	$8.83

Total return[b]	(0.94)%	(0.65)%	0.16%	(1.07)%	1.93%	0.89%

Ratios to average net assets[c]
Expenses	1.32%[d]	1.31%[d,e]	1.33%[d,e]	1.27%	1.27%	1.26%
Net investment income (loss)	0.07%	(0.01)%	0.08%	0.23%	0.51%	0.76%

Supplemental data
Net assets, end of period (000’s)	$302,465	$336,254	$428,031	$603,067	$794,201	$856,366
Portfolio turnover rate	1.99%	9.98%	14.18%	8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL H IGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.55	$8.68	$8.73	$8.72
Income from investment operations[b]:
Net investment income	0.034	0.013	0.088 [c]	0.008
Net realized and unrealized gains (losses)	(0.071)	(0.010)	(0.009)	0.018
Total from investment operations	(0.037)	0.003	0.079	0.026
Less distributions from net investment income	(0.073)	(0.133)	(0.129)	(0.016)
Net asset value, end of period	$8.44	$8.55	$8.68	$8.73

Total return[d]	(0.44)%	0.03%	0.92%	0.30%

Ratios to average net assets[e]
Expenses	0.55%[f]	0.53%[f,g]	0.56%[f,g]	0.53%
Net investment income	0.84%	0.77%	0.85%	0.97%

Supplemental data
Net assets, end of period (000’s)	$2,284	$2,176	$7,193	$335
Portfolio turnover rate	1.99%	9.98%	14.18%	8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

38 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.55	$8.68	$8.73	$8.91	$8.85	$8.91
Income from investment operations[a]:
Net investment income	0.025	0.040	0.068	0.073	0.107	0.139
Net realized and unrealized gains (losses)	(0.067)	(0.049)	0.003	(0.101)	0.111	(0.002)
Total from investment operations	(0.042)	(0.009)	0.071	(0.028)	0.218	0.137
Less distributions from net investment income	(0.068)	(0.121)	(0.121)	(0.152)	(0.158)	(0.197)
Net asset value, end of period	$8.44	$8.55	$8.68	$8.73	$8.91	$8.85

Total return[b]	(0.50)%	(0.11)%	0.82%	(0.31)%	2.48%	1.55%

Ratios to average net assets[c]
Expenses	0.67%[d]	0.66%[d,e]	0.68%[d,e]	0.62%	0.62%	0.61%
Net investment income	0.72%	0.64%	0.73%	0.88%	1.16%	1.41%

Supplemental data
Net assets, end of period (000’s)	$244,950	$308,683	$416,854	$411,228	$437,540	$489,675
Portfolio turnover rate	1.99%	9.98%	14.18%	8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 39

F R A N K L I N I N V E S T O R S S E C U R I T I E S T R U S T

Statement of Investments, April 30, 2016 (unaudited)
Franklin Adjustable U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 96.6%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 27.6%
FHLMC, 2.094%, 9/01/35	$12,747,725	$13,417,183
FHLMC, 2.361%, 1/01/36	7,596,450	8,051,704
FHLMC, 0.746% - 2.412%, 11/01/16 - 4/01/42	14,320,375	14,956,159
FHLMC, 2.414%, 4/01/38	7,692,378	8,077,835
FHLMC, 2.424%, 9/01/36	7,773,410	8,215,341
FHLMC, 2.506%, 12/01/35	7,184,246	7,571,242
FHLMC, 2.415% - 2.515%, 12/01/18 - 7/01/41	14,125,001	14,885,491
FHLMC, 2.517% - 2.547%, 4/01/19 - 5/01/41	13,007,178	13,719,529
FHLMC, 2.558%, 11/01/37	9,370,308	9,886,511
FHLMC, 2.547% - 2.571%, 5/01/18 - 10/01/38	13,012,466	13,706,185
FHLMC, 2.571% - 2.586%, 2/01/19 - 9/01/37	12,984,133	13,680,625
FHLMC, 2.593%, 12/01/35	6,624,942	6,934,274
FHLMC, 2.598%, 7/01/38	15,384,446	16,178,838
FHLMC, 2.587% - 2.599%, 11/01/18 - 10/01/37	12,280,253	12,938,249
FHLMC, 2.599% - 2.608%, 10/01/25 - 6/01/40	11,410,371	12,042,780
FHLMC, 2.61%, 9/01/37	42,636,330	44,916,870
FHLMC, 2.609% - 2.619%, 5/01/33 - 11/01/41	14,047,359	14,803,589
FHLMC, 2.661%, 9/01/38	8,181,470	8,654,954
FHLMC, 2.62% - 2.667%, 11/01/17 - 9/01/41	11,524,420	12,189,811
FHLMC, 2.669%, 2/01/36	6,466,165	6,836,029
FHLMC, 2.669% - 2.686%, 8/01/18 - 9/01/38	13,720,906	14,441,953
FHLMC, 2.692% - 2.70%, 5/01/23 - 3/01/38	10,286,004	10,844,581
FHLMC, 2.708%, 11/01/36	8,000,485	8,426,296
FHLMC, 2.711%, 11/01/40	10,632,970	11,193,239
FHLMC, 2.70% - 2.75%, 11/01/18 - 5/01/42	13,118,971	13,818,335
FHLMC, 2.781%, 12/01/35	8,167,109	8,683,719
FHLMC, 2.788%, 1/01/37	7,169,117	7,592,506
FHLMC, 2.75% - 2.795%, 3/01/23 - 7/01/41	12,314,615	13,037,349
FHLMC, 2.819%, 10/01/41	8,719,621	9,175,576
FHLMC, 2.828%, 3/01/37	6,466,719	6,839,867
FHLMC, 2.798% - 2.85%, 5/01/20 - 3/01/39	12,368,675	13,079,271
FHLMC, 2.861%, 6/01/37	15,704,021	16,617,405
FHLMC, 2.85% - 3.80%, 3/01/17 - 5/01/41	11,625,764	12,240,983
FHLMC, 3.866% - 6.635%, 9/01/21 - 7/01/40	5,395,711	5,638,178
		413,292,457
[a] Federal National Mortgage Association (FNMA) Adjustable Rate 68.9%
FNMA, 1.148% - 1.897%, 8/01/16 - 11/01/44	14,566,409	14,967,351
FNMA, 1.897% - 2.014%, 11/01/16 - 11/01/40	13,117,449	13,703,191
FNMA, 2.085%, 12/01/34	13,584,874	14,295,371
FNMA, 2.015% - 2.10%, 9/01/17 - 3/01/43	13,820,885	14,407,132
FNMA, 2.10% - 2.15%, 10/01/16 - 9/01/38	14,207,779	14,834,769
FNMA, 2.15% - 2.162%, 7/01/19 - 2/01/39	10,126,825	10,554,630
FNMA, 2.162% - 2.177%, 4/01/18 - 10/01/37	14,260,506	14,973,575
FNMA, 2.196%, 1/01/36	7,714,846	8,047,477
FNMA, 2.182% - 2.243%, 7/01/17 - 10/01/37	12,317,359	12,892,900
FNMA, 2.243% - 2.275%, 2/01/18 - 2/01/37	12,568,693	13,215,902
FNMA, 2.275% - 2.295%, 11/01/17 - 9/01/43	13,749,271	14,393,483
FNMA, 2.295% - 2.304%, 10/01/19 - 8/01/37	9,164,014	9,485,682
FNMA, 2.304% - 2.315%, 8/01/22 - 4/01/38	14,038,974	14,653,115
FNMA, 2.32%, 2/01/36	15,014,884	15,600,562
FNMA, 2.316% - 2.347%, 3/01/19 - 11/01/42	14,243,572	14,948,280

40 Semiannual Report

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F R A N K L I N	I N V E S T O R S S E C U R I T I E S T R U S T
S T A T E M E N T	O F I N V E S T M E N T S ( U N A U D I T E D )

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.347% - 2.36%, 7/01/19 - 7/01/37	$13,442,361	$14,091,152
FNMA, 2.364%, 3/01/35	6,736,419	7,022,677
FNMA, 2.36% - 2.378%, 11/01/17 - 9/01/38	12,664,049	13,343,952
FNMA, 2.378% - 2.39%, 8/01/29 - 4/01/38	13,798,241	14,520,149
FNMA, 2.39% - 2.399%, 1/01/25 - 2/01/43	14,004,538	14,772,058
FNMA, 2.399% - 2.411%, 10/01/17 - 7/01/42	13,615,215	14,345,744
FNMA, 2.413%, 5/01/39	12,773,770	13,330,215
FNMA, 2.411% - 2.438%, 1/01/18 - 6/01/37	13,783,255	14,449,526
FNMA, 2.438% - 2.447%, 6/01/19 - 8/01/39	14,170,838	14,865,383
FNMA, 2.454%, 2/01/36	9,162,900	9,620,633
FNMA, 2.447% - 2.46%, 4/01/18 - 8/01/39	14,110,298	14,867,075
FNMA, 2.467%, 11/01/34	8,990,691	9,470,188
FNMA, 2.47%, 2/01/36	8,176,188	8,639,827
FNMA, 2.46% - 2.476%, 6/01/18 - 3/01/41	13,522,311	14,222,992
FNMA, 2.476% - 2.483%, 9/01/19 - 11/01/37	14,109,315	14,936,992
FNMA, 2.483% - 2.50%, 5/01/17 - 9/01/38	14,077,322	14,843,586
FNMA, 2.50% - 2.508%, 9/01/22 - 9/01/40	13,820,308	14,535,097
FNMA, 2.508% - 2.513%, 10/01/17 - 9/01/39	11,925,286	12,552,019
FNMA, 2.518%, 11/01/34	9,403,457	9,918,244
FNMA, 2.522%, 3/01/38	8,070,980	8,492,715
FNMA, 2.513% - 2.523%, 9/01/31 - 7/01/40	14,034,751	14,795,693
FNMA, 2.523% - 2.535%, 11/01/18 - 12/01/39	9,435,015	9,918,532
FNMA, 2.535% - 2.54%, 9/01/17 - 8/01/38	13,164,359	13,850,792
FNMA, 2.542% - 2.546%, 12/01/25 - 8/01/40	13,992,524	14,760,341
FNMA, 2.547%, 9/01/37	6,414,879	6,782,600
FNMA, 2.546% - 2.552%, 5/01/18 - 7/01/42	10,068,514	10,619,795
FNMA, 2.553% - 2.561%, 1/01/27 - 5/01/40	14,179,392	14,914,019
FNMA, 2.564%, 7/01/40	9,245,643	9,775,042
FNMA, 2.561% - 2.572%, 1/01/18 - 5/01/48	12,929,062	13,567,351
FNMA, 2.573% - 2.581%, 12/01/20 - 11/01/37	12,783,790	13,467,004
FNMA, 2.582%, 1/01/38	10,530,198	10,993,975
FNMA, 2.587%, 10/01/35	6,622,622	6,954,416
FNMA, 2.581% - 2.59%, 12/01/18 - 10/01/38	12,250,889	12,903,892
FNMA, 2.595%, 11/01/35	6,306,343	6,651,255
FNMA, 2.599%, 12/01/36	12,005,284	12,687,819
FNMA, 2.592% - 2.599%, 6/01/19 - 1/01/42	11,935,791	12,599,692
FNMA, 2.606%, 6/01/35	6,694,924	7,045,160
FNMA, 2.599% - 2.606%, 4/01/22 - 2/01/37	9,632,039	10,159,040
FNMA, 2.609%, 5/01/38	14,482,943	15,277,603
FNMA, 2.611%, 9/01/39	6,494,349	6,846,074
FNMA, 2.607% - 2.612%, 11/01/20 - 12/01/37	13,833,870	14,640,557
FNMA, 2.614%, 9/01/36	8,743,377	9,167,021
FNMA, 2.612% - 2.629%, 3/01/18 - 9/01/39	14,278,260	14,961,077
FNMA, 2.632%, 1/01/36	8,206,818	8,707,819
FNMA, 2.629% - 2.634%, 5/01/26 - 10/01/40	12,316,638	12,970,163
FNMA, 2.634% - 2.654%, 4/01/19 - 11/01/41	13,092,505	13,771,673
FNMA, 2.658%, 1/01/37	9,804,331	10,381,520
FNMA, 2.654% - 2.66%, 1/01/24 - 1/01/40	9,958,578	10,487,314
FNMA, 2.669%, 3/01/41	11,413,690	11,894,307
FNMA, 2.661% - 2.671%, 11/01/20 - 11/01/38	12,572,164	13,190,551
FNMA, 2.675%, 3/01/35	13,776,750	14,524,771

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Semiannual Report 41

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.672% - 2.687%, 10/01/18 - 3/01/40	$13,527,738	$14,250,873
FNMA, 2.687% - 2.697%, 9/01/24 - 1/01/41	13,830,742	14,575,884
FNMA, 2.697% - 2.709%, 3/01/23 - 8/01/39	10,092,164	10,627,352
FNMA, 2.716%, 1/01/39	8,946,965	9,387,052
FNMA, 2.71% - 2.725%, 3/01/18 - 2/01/41	14,069,118	14,798,652
FNMA, 2.725% - 2.75%, 6/01/17 - 9/01/39	14,193,648	14,948,809
FNMA, 2.762%, 4/01/38	7,530,742	7,929,276
FNMA, 2.793%, 1/01/36	8,719,276	9,203,222
FNMA, 2.75% - 2.802%, 2/01/17 - 10/01/41	14,147,199	14,838,541
FNMA, 2.803%, 1/01/36	6,313,961	6,664,796
FNMA, 2.817%, 5/01/38	6,626,071	6,987,663
FNMA, 2.861%, 5/01/40	8,561,209	9,056,745
FNMA, 2.802% - 2.862%, 11/01/17 - 4/01/38	13,910,226	14,592,733
FNMA, 2.864% - 2.903%, 8/01/16 - 4/01/38	14,133,914	14,825,204
FNMA, 2.908% - 2.976%, 4/01/18 - 4/01/41	13,291,119	13,938,023
FNMA, 3.014%, 3/01/35	7,164,548	7,534,816
FNMA, 2.979% - 3.053%, 11/01/16 - 4/01/44	14,083,787	14,795,723
FNMA, 3.056% - 3.35%, 9/01/17 - 3/01/47	13,701,909	14,457,158
FNMA, 3.397% - 7.67%, 4/01/17 - 3/01/38	5,286,217	5,464,983
		1,031,958,017
[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 1.75% - 2.00%, 9/20/33 - 5/20/36	1,614,431	1,666,910
Total Mortgage-Backed Securities (Cost $1,441,595,511)		1,446,917,384

	Shares
Short Term Investments (Cost $39,753,347) 2.7%
Money Market Funds 2.7%
[b,c] Institutional Fiduciary Trust Money Market Portfolio	39,753,347	39,753,347
Total Investments (Cost $1,481,348,858) 99.3%		1,486,670,731
Other Assets, less Liabilities 0.7%		10,753,721
Net Assets 100.0%		$1,497,424,452

aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.

42 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Floating Rate Daily Access Fund
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.61	$9.04	$9.20	$9.11	$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.207	0.406	0.335	0.333	0.403	0.418
Net realized and unrealized gains (losses)	(0.112)	(0.434)	(0.160)	0.088	0.225	(0.220)
Total from investment operations	0.095	(0.028)	0.175	0.421	0.628	0.198
Less distributions from net investment income	(0.205)	(0.402)	(0.335)	(0.331)	(0.408)	(0.418)
Net asset value, end of period	$8.50	$8.61	$9.04	$9.20	$9.11	$8.89

Total return[b]	1.18%	(0.37)%	1.91%	4.69%	7.22%	2.17%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.89%	0.85%	0.84%	0.83%	0.90%	0.89%
Expenses net of waiver and payments by affiliates	0.88%[d]	0.84%[d]	0.82%[d]	0.83%[d,e]	0.90%	0.89%[d]
Net investment income	4.97%	4.55%	3.64%	3.60%	4.52%	4.56%

Supplemental data
Net assets, end of period (000’s)	$1,347,530	$1,553,100	$1,874,867	$1,991,138	$1,295,166	$1,246,489
Portfolio turnover rate	7.89%	46.72%	83.93%	42.72%	80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.61	$9.05	$9.20	$9.11	$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.189	0.369	0.298	0.296	0.368	0.380
Net realized and unrealized gains (losses)	(0.111)	(0.443)	(0.150)	0.088	0.224	(0.219)
Total from investment operations	0.078	(0.074)	0.148	0.384	0.592	0.161
Less distributions from net investment income	(0.188)	(0.366)	(0.298)	(0.294)	(0.372)	(0.381)
Net asset value, end of period	$8.50	$8.61	$9.05	$9.20	$9.11	$8.89

Total return[b]	0.98%	(0.87)%	1.62%	4.28%	6.79%	1.76%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	1.29%	1.25%	1.24%	1.23%	1.30%	1.29%
Expenses net of waiver and payments by affiliates	1.28%[d]	1.24%[d]	1.22%[d]	1.23%[d,e]	1.30%	1.29%[d]
Net investment income	4.57%	4.15%	3.24%	3.20%	4.12%	4.16%

Supplemental data
Net assets, end of period (000’s)	$541,460	$627,805	$742,602	$765,839	$431,818	$423,309
Portfolio turnover rate	7.89%	46.72%	83.93%	42.72%	80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.60	$9.05	$9.21	$9.21
Income from investment operations[b]:
Net investment income	0.213	0.437	0.364	0.175
Net realized and unrealized gains (losses)	(0.094)	(0.457)	(0.159)	(0.001)
Total from investment operations	0.119	(0.020)	0.205	0.174
Less distributions from net investment income	(0.219)	(0.430)	(0.365)	(0.174)
Net asset value, end of period	$8.50	$8.60	$9.05	$9.21

Total return[c]	1.35%	(0.16)%	2.36%	1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.30%	0.72%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.53%[e]	0.51%[e]	0.50%[e]	0.51%[e,f]
Net investment income	5.32%	4.88%	3.96%	3.92%

Supplemental data
Net assets, end of period (000’s)	$9,412	$7	$465	$1,339
Portfolio turnover rate	7.89%	46.72%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Six Months Ended		Year Ended October 31,
April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.61	$9.05	$9.20	$9.11	$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.217	0.427	0.358	0.355	0.426	0.442
Net realized and unrealized gains (losses)	(0.102)	(0.443)	(0.150)	0.089	0.225	(0.221)
Total from investment operations	0.115	(0.016)	0.208	0.444	0.651	0.221
Less distributions from net investment income	(0.215)	(0.424)	(0.358)	(0.354)	(0.431)	(0.441)
Net asset value, end of period	$8.51	$8.61	$9.05	$9.20	$9.11	$8.89

Total return[b]	1.30%	(0.23)%	2.28%	4.95%	7.49%	2.43%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.64%	0.60%	0.59%	0.58%	0.65%	0.64%
Expenses net of waiver and payments by affiliates	0.63%[d]	0.59%[d]	0.57%[d]	0.58%[d,e]	0.65%	0.64%[d]
Net investment income	5.22%	4.80%	3.89%	3.85%	4.77%	4.81%

Supplemental data
Net assets, end of period (000’s)	$1,034,961	$1,405,281	$2,019,477	$2,374,914	$739,974	$524,938
Portfolio turnover rate	7.89%	46.72%	83.93%	42.72%	80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Floating Rate Daily Access Fund
	Country	Shares	Value
Common Stocks 0.1%
Broadcasting 0.0%†
[a] Cumulus Media Inc., A	United States	5,725	$2,128
Coal & Consumable Fuels 0.0%†
[a,b] Warrior Met Coal LLC, A	United States	6,893	694,927
Health Care Distributors 0.0%
[a,b] RoTech Medical Corp	United States	26,267	—
Health Care Services 0.1%
[a] New Millennium Holdco Inc	United States	135,858	1,052,900
Total Common Stocks (Cost $14,021,512)			1,749,955

		Principal
		Amount*
Corporate Bonds (Cost $578,730) 0.0%†
Aerospace & Defense 0.0%†
[c] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	578,730	465,111
[d,e] Senior Floating Rate Interests 90.3%
Aerospace & Defense 1.9%
CAMP International Holding Co., 2013 Replacement Term Loan, 4.75%, 5/31/19	United States	11,035,998	10,953,228
Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21	United States	23,200,000	23,319,619
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,195,212
Term B Loans, 4.50%, 4/09/20	United States	15,844,606	14,992,958
			55,461,017
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21	United States	2,287,774	2,226,766
Airlines 1.5%
Air Canada, Term Loan, 4.00%, 9/26/19	Canada	14,635,727	14,722,634
[f] American Airlines Inc., Class B Term Loans, 5.25%, 4/28/23	United States	7,217,835	7,195,279
Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	11,584,329	11,649,491
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	10,828,149	10,837,169
			44,404,573
Aluminum 0.5%
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	15,245,629	15,190,364
Apparel Retail 1.8%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	39,792,507	39,215,516
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	14,639,931	14,383,732
			53,599,248
Auto Parts & Equipment 2.3%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	11,866,420	11,451,095
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	29,769,778	26,718,376
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	30,125,225	30,125,225
			68,294,696
Broadcasting 5.2%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	54,369,098	37,571,330
Gray Television Inc.,
Initial Term Loan, 3.938%, 6/13/21	United States	26,898,307	26,962,190
Term Loan C, 4.25%, 6/13/21	United States	4,528,684	4,554,158

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Semiannual Report 47

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Principal
	Country	Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Broadcasting (continued)
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	38,022,520	$38,060,542
Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	40,692,500	40,972,261
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,973,291	2,973,291
			151,093,772
Cable & Satellite 2.5%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	34,346,473	34,556,846
UPC Financing Partnership, Facility AH, 3.344%, 6/30/21	Netherlands	15,818,282	15,814,042
Virgin Media Bristol LLC, F Facility, 3.649%, 6/30/23	United States	24,326,626	24,315,217
			74,686,105
Casinos & Gaming 5.0%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	9,222,047	9,275,203
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	15,196,510	14,403,449
Cannery Casino Resorts LLC,
[g] Second Lien Term Loan, PIK, 12.50%, 10/02/19	United States	12,612,076	12,612,076
Term Loan, 6.00%, 10/02/18	United States	42,787,779	42,645,167
Jack Ohio Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	39,688,732	37,902,739
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	29,081,000	28,717,488
			145,556,122
Coal & Consumable Fuels 3.8%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 8.75%, 8/16/20	United States	30,137,283	26,822,182
Second Lien Initial Term Loan, 12.50%, 2/16/21	United States	4,464,778	3,750,414
Foresight Energy LLC, Term Loans, 7.50%, 8/21/20	United States	39,247,004	34,537,364
Peabody Energy Corp.,
[f] Commitment (DIP Facility), 11.50%, 4/18/17	United States	4,436,015	4,447,105
Term Loan, 4.25%, 9/24/20	United States	87,233,174	38,055,472
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	8,020,777	4,812,466
			112,425,003
Commodity Chemicals 1.9%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	55,896,260	54,848,205
Communications Equipment 1.3%
[f] Ciena Corp., 2016 Term Loans, 6.00%, 4/25/21	United States	6,598,222	6,639,461
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	13,696,128	13,670,447
CommScope Inc., Tranche 5 Term Loan, 3.828%, 12/29/22	United States	19,141,144	19,196,979
			39,506,887
Construction & Engineering 0.1%
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	3,423,015	3,431,573
Consumer Electronics 0.2%
[f] Prime Security Services Borrower LLC, Term B-1 Loans, 7.00%, 5/02/22	United States	4,403,888	4,425,220
Data Processing & Outsourced Services 1.6%
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	49,692,129	47,021,177
Diversified Chemicals 3.2%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	51,236,087	50,083,275
Ineos U.S. Finance LLC, 2018 Dollar Term Loans, 3.75%, 5/04/18	United States	21,215,173	21,232,230

48 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Principal
	Country	Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Diversified Chemicals (continued)
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	22,463,124	$22,687,755
			94,003,260
Diversified Metals & Mining 2.6%
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	80,496,099	76,179,496
Electric Utilities 2.5%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	4,747,774	4,640,949
Term B Loans, 6.375%, 8/13/19	Australia	71,472,151	69,864,028
			74,504,977
Forest Products 3.0%
Appvion Inc., Term Loan, 6.25%, 6/28/19	United States	19,632,956	18,774,014
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	31,338,241	31,272,964
Term Loan C, 8.00%, 5/01/19	United States	37,610,647	37,532,304
			87,579,282
General Merchandise Stores 0.2%
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	7,256,573	7,288,967
Health Care Equipment 1.8%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,163,260	14,264,077
Term Loan, 5.00%, 6/07/19	United States	6,904,946	6,663,273
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	32,064,237	32,092,293
			53,019,643
Health Care Facilities 3.1%
Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	29,117,528	29,226,719
Community Health Systems Inc., 2018 Term F Loans,
3.685% - 3.886%, 12/31/18	United States	61,540,509	61,324,132
			90,550,851
Health Care Services 0.9%
Cotiviti Corp., Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	23,166,136	22,442,195
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	4,638,901	3,618,342
			26,060,537
Household Products 1.4%
Spectrum Brands Inc., Initial Term Loans, 3.50%, 6/23/22	United States	10,153,709	10,210,824
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	31,585,066	30,962,840
			41,173,664
Independent Power Producers & Energy Traders 1.8%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	9,210,026	9,056,522
Term B-2 Loan, 3.25%, 1/31/22	United States	7,273,035	7,163,940
Calpine Corp.,
Term Loan (B5), 3.50%, 5/27/22	United States	19,510,598	19,390,178
Term Loan (B6), 4.00%, 1/15/23	United States	8,977,500	8,963,477

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Semiannual Report 49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Principal
	Country	Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Independent Power Producers & Energy Traders (continued)
NRG Energy Inc., Term Loan, 2.75%, 7/01/18	United States	7,498,080	$7,478,555
			52,052,672
Industrial Machinery 4.1%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	14,890,517	14,592,707
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	22,726,769
Generac Power Systems Inc., Term Loans, 3.50%, 5/31/20	United States	9,650,950	9,620,791
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	37,941,554	36,076,082
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	39,555,846	31,051,339
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,487,495	5,429,190
			119,496,878
Integrated Telecommunication Services 2.5%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	49,718,904	46,748,200
Windstream Corp., Traunche B-5 Term Loan, 3.50%, 8/08/19	United States	12,645,445	12,508,457
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	13,741,035	13,753,305
			73,009,962
Internet Software & Services 1.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	42,527,893	36,839,787
Investment Banking & Brokerage 0.3%
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	8,027,742	8,046,141
IT Consulting & Other Services 0.9%
Sungard Availability Services Capital Inc., Tranche B Term Loan,
6.00%, 3/29/19	United States	29,116,931	26,059,653
Leisure Facilities 3.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	28,378,568	27,527,211
Fitness International LLC, Term B Loan, 5.50% - 7.00%, 7/01/20	United States	54,266,434	53,316,771
[h] Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	27,222,122	12,522,176
			93,366,158
Marine 0.9%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	30,875,010	27,324,384
Metal & Glass Containers 0.7%
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan,
8.75%, 7/31/22	United States	22,149,800	20,045,569
Movies & Entertainment 0.5%
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	9,551,915	9,603,409
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	5,623,908	5,590,519
			15,193,928
Oil & Gas Equipment & Services 0.2%
[h] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	6,955,530	6,716,433
Oil & Gas Exploration & Production 2.5%
[h] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	50,446,892	38,087,403
[i] Samson Investment Co., Second Lien Tranche I Term Loan, 6.50%, 9/25/18	United States	27,720,000	438,891

50 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Principal
	Country	Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Oil & Gas Exploration & Production (continued)
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	42,669,979	$33,709,283
			72,235,577
Oil & Gas Storage & Transportation 1.3%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	21,953,289	21,075,158
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	15,875,799	15,717,040
			36,792,198
Packaged Foods & Meats 1.9%
AdvancePierre Foods Inc., Second Lien Term Loans, 9.50%, 10/10/17	United States	24,560,081	24,544,731
B&G Foods Inc., Tranche B Term Loan, 3.75% - 5.50%, 11/02/22	United States	4,274,042	4,297,417
CSM Bakery Supplies LLC, Second Lien Term Loan, 8.75%, 7/03/21	United States	11,591,497	10,896,007
JBS USA LLC,
Incremental Term Loan, 3.75%, 9/18/20	United States	7,157,606	7,175,500
Initial Term Loan, 3.75%, 5/25/18	United States	153,160	153,256
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	7,815,541	7,863,575
			54,930,486
Paper Packaging 0.7%
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	20,718,084	20,562,699
Personal Products 1.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	46,523,575	36,288,389
Pharmaceuticals 4.7%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	36,680,024	36,618,878
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.435%, 2/27/21	United States	33,517,091	33,600,883
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 4.75%, 12/11/19	United States	21,667,718	21,153,109
Series D-2 Tranche B Term Loan, 4.50%, 2/13/19	United States	11,856,527	11,584,812
Series F-1 Tranche B Term Loan, 5.00%, 4/01/22	United States	36,754,536	36,065,389
			139,023,071
Publishing 0.7%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	21,755,502	21,668,480
Semiconductor Equipment 0.1%
[f] MKS Instruments Inc., Term Loan, 6.50%, 4/25/23	United States	3,496,470	3,516,138
Semiconductors 2.1%
Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans,
4.25%, 2/01/23	United States	28,859,075	28,929,231
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan,
4.50%, 5/07/21	United States	16,230,900	16,230,900
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	6,331,716	6,361,399
ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	11,000,000	11,072,875
			62,594,405
Specialized Consumer Services 0.8%
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	23,417,500	23,498,009

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Semiannual Report 51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Principal
	Country	Amount*	Value
[d,e] Senior Floating Rate Interests (continued)
Specialty Chemicals 3.1%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	13,859,810	$13,860,891
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	8,697,579	8,686,707
Term B-2 Loan, 5.00%, 9/08/17	United States	12,493,179	12,482,772
Term B-3 Loan, 5.00%, 9/08/17	United States	16,785,425	16,785,425
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	16,364,314	15,464,276
Tranche B Term Loan, 4.25%, 7/19/19	United States	15,953,834	15,784,325
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan,
7.75%, 7/31/22	United States	7,800,000	7,072,003
			90,136,399
Specialty Stores 4.1%
99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19	United States	26,755,324	17,290,628
BJ’s Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans,
8.50%, 3/26/20	United States	35,022,851	34,059,723
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	46,302,778	39,588,875
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/16/18	United States	1,831,450	1,814,235
PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	28,218,627	28,162,499
			120,915,960
Technology Hardware, Storage & Peripherals 0.6%
[f] Western Digital Corp., U.S. Term B Loan, 8.00%, 4/29/23	United States	17,567,636	17,315,101
Tires & Rubber 0.3%
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	7,885,418	7,912,528
Trucking 1.4%
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	18,097,687
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	10,452,779	10,464,915
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	11,507,775	11,491,952
			40,054,554
Total Senior Floating Rate Interests (Cost $2,831,855,240)			2,648,126,964
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 3.0%
Other Diversified Financial Services 3.0%
[j] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,527,504
[d,j] Atrium IX, 9A, C, 144A, FRN, 3.886%, 2/28/24	United States	2,500,000	2,507,175
[d,j] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.834%, 10/20/26	United States	5,200,000	4,837,560
[d,j] Carlyle Global Market Strategies CLO Ltd., 2014-4A, C, 144A, FRN,
3.778%, 10/15/26	United States	6,500,000	6,495,385
[d,j] Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 3.234%, 1/27/25	United States	3,500,000	3,307,395
2014-2A, B, 144A, FRN, 3.633%, 10/18/26	United States	13,240,000	12,892,847
[d,j] Cent CLO LP,
2013-17A, D, 144A, FRN, 3.616%, 1/30/25	United States	3,850,000	3,749,900
2014-22A, B, 144A, FRN, 3.82%, 11/07/26	United States	7,400,000	7,306,242
[d,j] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.484%, 7/20/26	United States	3,850,000	3,776,619

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Other Diversified Financial Services (continued)
[d,j] Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.078%, 7/15/26	United States	6,510,000	$6,465,862
B, 144A, FRN, 2.678%, 7/15/26	United States	6,510,000	6,369,710
C, 144A, FRN, 3.628%, 7/15/26	United States	5,630,000	5,495,499
[j] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,639,240
[j] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,537,450
[d,j] Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.834%, 10/20/26	United States	6,700,000	6,693,970
[d,j] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.528%, 4/15/24	United States	3,850,000	3,846,689
2013-2A, B, 144A, FRN, 3.318%, 4/25/25	United States	3,850,000	3,745,049
[d,j] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.733%, 10/17/26	United States	1,340,000	1,315,692
Total Asset-Backed Securities and Commercial Mortgage-
Backed Securities (Cost $90,457,926)			89,509,788
Total Investments before Short Term Investments
(Cost $2,936,913,408)			2,739,851,818

		Shares
Short Term Investments (Cost $187,596,154) 6.4%
Money Market Funds 6.4%
[a,k] Institutional Fiduciary Trust Money Market Portfolio	United States	187,596,154	187,596,154
Total Investments (Cost $3,124,509,562) 99.8%			2,927,447,972
Other Assets, less Liabilities 0.2%			5,915,458
Net Assets 100.0%			$2,933,363,430

See Abbreviations on page 132.
†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dThe coupon rate shown represents the rate at period end.
eSee Note 1(h) regarding senior floating rate interests.
fA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
gIncome may be received in additional securities and/or cash.
hAt April 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
iSee Note 7 regarding defaulted securities.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $89,509,788, representing 3.05% of net assets.
kSee Note 3(f) regarding investments in affiliated management investment companies.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Low Duration Total Return Fund
	Six Months Ended		Year Ended October 31,
April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.91	$10.11	$10.16	$10.29	$10.27	$10.44
Income from investment operations[a]:
Net investment income	0.072	0.134	0.144	0.166	0.169	0.214
Net realized and unrealized gains (losses)	(0.034)	(0.135)	(0.011)	(0.032)	0.158	(0.111)
Total from investment operations	0.038	(0.001)	0.133	0.134	0.327	0.103
Less distributions from:
Net investment income and net foreign
currency gains	(0.148)	(0.199)	(0.183)	(0.264)	(0.307)	(0.233)
Net realized gains	—	—	—	—	—	(0.040)
Total distributions	(0.148)	(0.199)	(0.183)	(0.264)	(0.307)	(0.273)
Net asset value, end of period	$9.80	$9.91	$10.11	$10.16	$10.29	$10.27

Total return[b]	0.40%	(0.02)%	1.32%	1.32%	3.26%	0.99%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.95%	0.96%	0.93%	0.98%	1.01%	1.03%
Expenses net of waiver and payments by affiliates	0.80%[d]	0.80%[d]	0.80%[d]	0.80%[d]	0.89%	0.90%
Net investment income	1.49%	1.27%	1.24%	1.25%	1.47%	1.95%

Supplemental data
Net assets, end of period (000’s)	$1,607,479	$1,656,001	$1,589,854	$1,296,612	$904,878	$636,622
Portfolio turnover rate	20.58%	41.28%	78.63%	64.86%	51.42%	75.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.

54 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.90	$10.11	$10.16	$10.29	$10.29
Income from investment operations[b]:
Net investment income	0.053	0.104	0.098	0.189	0.013
Net realized and unrealized gains (losses)	(0.050)	(0.145)	(0.001)	(0.090)	0.005
Total from investment operations	0.003	(0.041)	0.097	0.099	0.018
Less distributions from net investment income and net foreign
currency gains	(0.133)	(0.169)	(0.147)	(0.229)	(0.018)
Net asset value, end of period	$9.77	$9.90	$10.11	$10.16	$10.29

Total return[c]	0.14%	(0.41)%	0.96%	0.97%	0.17%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.35%	1.36%	1.33%	1.38%	1.41%
Expenses net of waiver and payments by affiliates	1.20%[e]	1.20%[e]	1.20%[e]	1.20%[e]	1.29%
Net investment income	1.09%	0.87%	0.84%	0.84%	1.07%

Supplemental data
Net assets, end of period (000’s)	$227,204	$211,354	$165,952	$114,200	$1,034
Portfolio turnover rate	20.58%	41.28%	78.63%	64.86%	51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.95	$10.14	$10.19	$10.27
Income from investment operations[b]:
Net investment income	0.094	0.165	0.164 [c]	0.089
Net realized and unrealized gains (losses)	(0.041)	(0.130)	0.003	(0.046)
Total from investment operations	0.053	0.035	0.167	0.043
Less distributions from net investment income and net foreign currency gains	(0.163)	(0.228)	(0.217)	(0.123)
Net asset value, end of period	$9.84	$9.95	$10.14	$10.19

Total return[d]	0.55%	0.37%	1.66%	0.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%	0.54%	0.55%	0.62%
Expenses net of waiver and payments by affiliates[f]	0.42%	0.42%	0.42%	0.43%
Net investment income	1.87%	1.65%	1.62%	1.61%

Supplemental data
Net assets, end of period (000’s)	$554,956	$508,675	$418,539	$943
Portfolio turnover rate	20.58%	41.28%	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

56 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL H IGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.95	$10.14	$10.19	$10.31	$10.29	$10.46
Income from investment operations[a]:
Net investment income	0.089	0.134	0.166	0.231	0.202	0.249
Net realized and unrealized gains (losses)	(0.051)	(0.106)	(0.010)	(0.064)	0.146	(0.122)
Total from investment operations	0.038	0.028	0.156	0.167	0.348	0.127
Less distributions from:
Net investment income and net foreign currency gains	(0.158)	(0.218)	(0.206)	(0.287)	(0.328)	(0.257)
Net realized gains	—	—	—	—	—	(0.040)
Total distributions	(0.158)	(0.218)	(0.206)	(0.287)	(0.328)	(0.297)
Net asset value, end of period	$9.83	$9.95	$10.14	$10.19	$10.31	$10.29

Total return[b]	0.49%	0.27%	1.54%	1.64%	3.46%	1.22%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.70%	0.71%	0.68%	0.73%	0.76%	0.78%
Expenses net of waiver and payments by affiliates	0.55%[d]	0.55%[d]	0.55%[d]	0.55%[d]	0.64%	0.65%
Net investment income	1.74%	1.52%	1.49%	1.50%	1.72%	2.20%

Supplemental data
Net assets, end of period (000’s)	$156,821	$150,464	$198,694	$156,129	$70,442	$49,682
Portfolio turnover rate	20.58%	41.28%	78.63%	64.86%	51.42%	75.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)

Franklin Low Duration Total Return Fund
	Country	Shares		Value
Management Investment Companies 1.6%
Diversified Financials 1.6%
[a] Franklin Lower Tier Floating Rate Fund	United States	1,893,663		$18,501,090
[a] Franklin Middle Tier Floating Rate Fund	United States	2,389,308		22,793,994
Total Management Investment Companies
(Cost $41,451,171)				41,295,084

		Principal
		Amount*

Corporate Bonds 44.7%
Automobiles & Components 1.2%
Delphi Automotive PLC, senior note, 3.15%, 11/19/20	United Kingdom	10,500,000		10,847,970
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	United Kingdom	4,000,000		4,100,000
Ford Motor Credit Co. LLC, senior note,
2.597%, 11/04/19	United States	4,000,000		4,052,767
3.157%, 8/04/20	United States	11,300,000		11,585,449
				30,586,186
Banks 11.7%
[b] ANZ New Zealand International Ltd. of London, senior note, 144A,
2.85%, 8/06/20	New Zealand	7,500,000		7,686,225
[c] Banca Monte dei Paschi Di Siena SpA, secured note, Reg S,
2.875%, 4/16/21	Italy	6,300,000	EUR	7,918,503
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,411,221
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	9,300,000		9,476,347
[d] FRN, 1.668%, 1/15/19	United States	12,671,000		12,678,590
[c] Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,620,983
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	14,000,000		14,158,900
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,012,570
[d] FRN, 1.276%, 2/01/19	United States	2,000,000		1,983,662
CIT Group Inc.,
4.25%, 8/15/17	United States	500,000		508,438
senior note, 5.00%, 5/15/17	United States	500,000		511,563
senior note, 5.25%, 3/15/18	United States	2,000,000		2,067,500
senior note, 3.875%, 2/19/19	United States	3,100,000		3,123,250
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,398,186
[d] sub. note, FRN, 0.906%, 6/09/16	United States	11,200,000		11,201,288
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	550,000,000	JPY	5,198,338
2.125%, 10/13/17	Ireland	5,000,000	CHF	5,388,136
[b] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,174,320
[b] HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,005,925
HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,420,170
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,545,247
Industrial and Commercial Bank of China Ltd./New York, 3.231%, 11/13/19	China	5,400,000		5,604,444
[b,d] ING Bank NV, senior note, 144A, FRN, 1.315%, 10/01/19	Netherlands	5,000,000		4,928,850
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		1,508,550
3.875%, 1/16/18	Italy	5,900,000		6,068,415
3.875%, 1/15/19	Italy	10,100,000		10,454,106
[c,d] Reg S, FRN, 5/18/17	Italy	2,150,000	EUR	2,458,059

58 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co., senior note,
2.20%, 10/22/19	United States	11,000,000		$11,142,879
[d] FRN, 1.538%, 1/25/18	United States	8,000,000		8,036,760
[d] JPMorgan Chase Bank NA, sub. note, FRN, 0.962%, 6/13/16	United States	1,500,000		1,500,461
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,651,870
[b] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000		6,578,162
PHH Corp., senior note, 7.375%, 9/01/19	United States	1,800,000		1,759,500
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,206,826
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,496,278
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	6,300,000		6,340,522
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	3,152,011
[d] Svenska Handelsbanken AB, senior note, FRN, 1.132%, 6/17/19	Sweden	5,300,000		5,242,150
[b] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	12,700,000		12,926,638
[c,d] UniCredit SpA, senior note, Reg S, FRN, 0.703%, 4/10/17	Italy	3,400,000	EUR	3,914,905
[d] Union Bank NA, senior note, FRN, 1.38%, 9/26/16	United States	2,400,000		2,404,188
[c] Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	7,060,607
[d] Wachovia Corp., sub. note, FRN, 0.998%, 10/15/16	United States	14,723,000		14,730,406
[d] Wells Fargo & Co., senior note, FRN, 1.515%, 7/22/20	United States	17,600,000		17,624,358
[b] Westpac Banking Corp.,
secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,774,108
senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000		6,393,492
[b] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,487,540
				297,935,447
Capital Goods 0.6%
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,500,486
Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000		4,261,543
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		8,345,002
				14,107,031
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,083,767
Consumer Durables & Apparel 0.6%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000		4,196,250
Centex LLC, senior note	United States	5,000,000		5,000,000
D.R. Horton Inc., senior note, 3.75%, 3/01/19	United States	2,000,000		2,050,000
KB Home, senior note, 4.75%, 5/15/19	United States	5,000,000		5,050,000
				16,296,250
Consumer Services 0.8%
[b] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	4,000,000		4,210,000
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		10,163,280
Yum! Brands Inc., senior bond, 6.25%, 3/15/18	United States	5,500,000		5,885,000
				20,258,280
Diversified Financials 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	4,700,000		4,820,625
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		4,619,752
[d] Bank of New York Mellon Corp., senior note, FRN, 1.488%, 8/17/20	United States	6,400,000		6,384,058
[b] Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,954,031

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Semiannual Report 59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Diversified Financials (continued)
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	$11,882,376
[d] Credit Suisse New York, senior note, FRN, 1.125%, 5/26/17	Switzerland	5,400,000	5,388,692
[d] Deutsche Bank AG, senior note, FRN, 1.928%, 8/20/20	Germany	7,500,000	7,286,400
[d] Fifth Third Bank, senior note, FRN, 1.128%, 11/18/16	United States	11,000,000	11,015,290
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	1,500,000	1,512,842
[d] The Goldman Sachs Group Inc., senior note, FRN, 1.834%, 9/15/20	United States	15,000,000	14,940,945
[b] Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000	4,707,920
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	8,000,000	8,444,000
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000	1,707,708
1.95%, 3/04/19	United States	3,750,000	3,810,510
[b] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	400,000	425,500
[d] Morgan Stanley, senior note, FRN, 1.774%, 1/27/20	United States	17,400,000	17,420,428
Navient Corp., senior note,
8.45%, 6/15/18	United States	800,000	859,000
5.50%, 1/15/19	United States	3,500,000	3,478,125
[b] Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,657,691
[b,d] Seven and Seven Ltd., senior note, 144A, FRN, 1.898%, 9/11/19	South Korea	1,400,000	1,396,871
Springleaf Finance Corp., senior note, J, 6.90%, 12/15/17	United States	8,500,000	8,903,750
			133,616,514
Energy 3.2%
[b] BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000	3,520,615
[b] California Resources Corp., secured note, second lien, 144A,
8.00%, 12/15/22	United States	1,656,000	1,140,570
Canadian Natural Resources Ltd., senior bond, 5.90%, 2/01/18	Canada	5,500,000	5,735,155
[b] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,770,000	1,212,450
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	3,900,000	3,890,133
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	6,800,000	6,794,288
[b] CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	China	1,500,000	1,499,303
[d] FRN, 1.518%, 5/14/17	China	7,500,000	7,496,738
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,358,094
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	2,600,000	2,571,535
[b,e] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	3,000,000	1,065,000
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	800,000	738,902
Ensco PLC, senior note, 4.70%, 3/15/21	United States	3,900,000	3,285,750
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	3,500,000	3,560,193
[f] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	1,500,000	337,500
[b] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	975,000	316,875
Kinder Morgan Energy Partners LP, senior note, 5.95%, 2/15/18	United States	6,600,000	6,935,821
[b] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000	2,637,088
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000	497,564
[b,e,f] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/16	United States	750,000	146,250
[b] LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,309,499
[b,e] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	3,000,000	352,800
[d] Petrobras Global Finance BV, senior note, FRN, 3.522%, 3/17/20	Brazil	5,100,000	4,201,125
[b] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,261,621
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	1,572,250

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Energy (continued)
[b] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
2.50%, 4/28/20	China	7,400,000		$7,404,921
[d] Statoil ASA, senior note, FRN, 1.08%, 11/08/18	Norway	6,900,000		6,865,638
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	1,700,000		1,601,908
				82,309,586
Food & Staples Retailing 1.1%
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000		10,025,630
The Kroger Co., senior note,
1.20%, 10/17/16	United States	5,000,000		5,008,675
2.60%, 2/01/21	United States	7,500,000		7,727,265
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000		5,931,447
				28,693,017
Food, Beverage & Tobacco 2.2%
Altria Group Inc., senior note, 2.625%, 1/14/20	United States	6,000,000		6,223,722
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	6,500,000		6,680,082
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000		5,585,085
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000		6,971,250
[b] H.J. Heinz Co., senior note, 144A, 2.00%, 7/02/18	United States	6,400,000		6,472,109
[b] Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000		5,059,075
[b] JBS USA LLC/Finance Inc., senior note, 144A,
8.25%, 2/01/20	United States	1,990,000		2,084,525
7.25%, 6/01/21	United States	2,500,000		2,575,000
Kraft Foods Group Inc., senior note, 2.25%, 6/05/17	United States	7,000,000		7,072,366
[d] Mondelez International Inc., senior note, FRN, 1.136%, 2/01/19	United States	500,000		495,328
[c] Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	500,000	EUR	609,764
Reynolds American Inc., senior note, 2.30%, 6/12/18	United States	6,200,000		6,324,304
				56,152,610
Health Care Equipment & Services 2.3%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000		1,003,977
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	1,600,000		1,588,000
Becton, Dickinson and Co., senior note, 2.675%, 12/15/19	United States	5,900,000		6,058,840
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	4,800,000		4,656,000
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000		1,640,422
Express Scripts Holding Co., senior note, 3.30%, 2/25/21	United States	4,300,000		4,441,612
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	5,500,000		5,726,875
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,006,732
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000		10,240,532
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	United States	10,600,000		10,547,000
5.50%, 3/01/19	United States	3,000,000		3,015,000
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000		7,656,075
				57,581,065
Household & Personal Products 0.4%
Avon Products Inc., senior note, 6.35%, 3/15/20	United States	10,000,000		8,525,000
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000		2,203,126
				10,728,126

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Insurance 1.6%
[b] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	7,600,000		$7,643,996
[b] Met Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	2,400,000		2,578,200
[b] Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000		10,016,080
[b] New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000		10,182,330
[b] Protective Life Global Funding, senior secured note, 144A, 1.722%, 4/15/19	United States	4,300,000		4,307,800
[d] Prudential Financial Inc., senior note, FRN, 1.398%, 8/15/18	United States	5,700,000		5,688,623
				40,417,029
Materials 1.4%
ArcelorMittal, senior note, 5.50%, 2/25/17	Luxembourg	2,500,000		2,583,875
[c] Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,319,204
[b,g] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A,
6.50%, 5/15/21	Australia	4,300,000		4,402,125
[b] Cemex SAB de CV, senior secured note, 144A, 6.50%, 12/10/19	Mexico	4,000,000		4,228,980
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	6,000,000		5,880,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	7,400,000		8,140,000
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	2,100,000		2,163,000
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	5,000,000		5,012,250
[e] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	90,000		11,475
				34,740,909
Media 1.2%
CBS Corp., senior note, 2.30%, 8/15/19	United States	11,437,000		11,600,709
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,500,000		3,797,500
senior note, 8.625%, 2/15/19	United States	3,000,000		3,337,500
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,048,094
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000		4,571,483
Viacom Inc., senior note,
2.20%, 4/01/19	United States	3,200,000		3,208,774
2.75%, 12/15/19	United States	2,700,000		2,729,036
				31,293,096
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Abbvie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000		8,664,474
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000		6,268,076
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000		2,526,648
[d] FRN, 1.218%, 5/22/19	United States	6,200,000		6,149,997
[b] Baxalta Inc., senior note, 144A, 2.00%, 6/22/18	United States	10,200,000		10,179,335
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000		7,779,315
Celgene Corp., senior note, 2.30%, 8/15/18	United States	3,000,000		3,045,504
Perrigo Finance Unlimited Co., senior note, 3.50%, 3/15/21	United States	2,600,000		2,663,287
[b] Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	5,000,000		4,453,125
Zoetis Inc., senior note, 1.875%, 2/01/18	United States	1,200,000		1,199,282
				52,929,043
Real Estate 1.0%
American Tower Corp., senior note,
3.40%, 2/15/19	United States	3,600,000		3,715,625
3.30%, 2/15/21	United States	6,500,000		6,716,164
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,137,841

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F R A N K L I N	I N V E S T O R S S E C U R I T I E S T R U S T
S T A T E M E N T	O F I N V E S T M E N T S ( U N A U D I T E D )

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Real Estate (continued)
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		$5,689,381
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,089,793
				24,348,804
Retailing 0.6%
Dollar General Corp., senior note, 1.875%, 4/15/18	United States	8,200,000		8,276,916
[b,e,f] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	601,204
[b] Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,003,880
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	8,250,000		6,723,750
				16,605,750
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,258,458
Software & Services 1.4%
Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19	China	11,900,000		11,996,925
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000		11,597,631
[d] Oracle Corp., senior note, FRN, 1.208%, 1/15/19	United States	12,000,000		12,064,500
				35,659,056
Technology Hardware & Equipment 1.6%
[d] Apple Inc.,
FRN, 0.869%, 5/03/18	United States	7,300,000		7,303,592
senior note, FRN, 1.438%, 2/22/19	United States	5,700,000		5,770,412
[b,d] Hewlett Packard Enterprise Co., senior note, 144A, FRN, 2.559%, 10/05/18	United States	8,100,000		8,189,221
Juniper Networks Inc., senior note,
3.125%, 2/26/19	United States	7,500,000		7,650,532
3.30%, 6/15/20	United States	4,500,000		4,600,823
[b,d] NBCUniversal Enterprise Inc., 144A, FRN, 1.313%, 4/15/18	United States	7,500,000		7,511,468
				41,026,048
Telecommunication Services 1.7%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,512,080
CenturyLink Inc., senior note, 5.625%, 4/01/20	United States	5,000,000		5,156,250
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,021,384
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	2,500,000		1,834,375
[b] Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	3,500,000		3,710,000
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	2,500,000		2,578,155
6.633%, 4/28/21	United States	2,000,000		2,115,000
Telefonica Emisiones SAU, senior note, 3.192%, 4/27/18	Spain	2,300,000		2,367,793
Verizon Communications Inc., senior note,
2.625%, 2/21/20	United States	8,824,000		9,093,000
[d] FRN, 2.382%, 9/14/18	United States	4,800,000		4,929,336
				42,317,373
Transportation 0.5%
[b] Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000		3,727,935
FedEx Corp., senior note, 2.30%, 2/01/20	United States	8,000,000		8,162,736
				11,890,671
Utilities 2.1%
Dominion Resources Inc., senior note, 2.50%, 12/01/19	United States	9,500,000		9,673,764
DPL Inc., senior note, 6.50%, 10/15/16	United States	471,000		481,009

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Utilities (continued)
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		$5,153,713
[b] Engie SA, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,000,775
[b] Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,284,214
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000		8,004,000
Sempra Energy, senior note, 2.85%, 11/15/20	United States	9,600,000		9,839,769
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000		7,144,060
[b] State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		2,000,740
[b] State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,257,077
[c] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,537,559
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		899,599
				53,276,279
Total Corporate Bonds (Cost $1,141,567,003)				1,139,110,395

[d,h] Senior Floating Rate Interests 3.0%
Automobiles & Components 0.1%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	963,220		929,507
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	1,257,344		1,257,344
				2,186,851
Capital Goods 0.1%
Sensus USA Inc., Term Loan, 6.50%, 4/05/23	United States	2,290,000		2,252,787
Commercial & Professional Services 0.0%†
Kar Auction Services Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23	United States	913,408		916,833
Consumer Durables & Apparel 0.0%†
[g] Prime Security Services Borrower LLC, Term B-1 Loans, 7.00%, 5/02/22	United States	272,259		273,577
Consumer Services 0.2%
Fitness International LLC, Term B Loan, 5.529%, 7/01/20	United States	4,391,630		4,314,777
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	1,590,991		1,581,048
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	401,985		402,906
				1,983,954
Energy 0.3%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 8.75%, 8/16/20	United States	2,287,401		2,035,787
[f] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,428,826		3,343,763
[f] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	187,912		181,453
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,173,217		1,126,289
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	2,125,549		2,104,293
				8,791,585
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans,
3.685% - 3.886%, 12/31/18	United States	1,887,968		1,881,329
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,536,440		1,537,785
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	162,942		127,095
				3,546,209

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value

[d,h] Senior Floating Rate Interests (continued)
Materials 0.4%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	2,869,541	$2,804,976
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	4,650,273	4,400,902
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	1,748,817	1,742,478
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,541,979	1,557,399
			10,505,755
Media 0.4%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,899,580	1,911,215
Gray Television Inc., Term Loan C, 4.25%, 6/13/21	United States	877,007	881,940
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	217,381	217,598
Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	6,877,363	6,924,645
			9,935,398
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	3,323,589	3,318,048
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.435%, 2/27/21	United States	1,697,823	1,702,068
Valeant Pharmaceuticals International Inc.,
Series D-2 Tranche B Term Loan, 4.50%, 2/13/19	United States	1,256,043	1,227,259
Series F-1 Tranche B Term Loan, 5.00%, 4/01/22	United States	3,548,550	3,482,014
			9,729,389
Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,512,059	3,461,133
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	322,492	316,849
[g] PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	708,744	707,334
			4,485,316
Semiconductors & Semiconductor Equipment 0.2%
[g] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans,
4.25%, 2/01/23	United States	2,120,616	2,125,771
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	610,231	610,231
[g] MKS Instruments Inc., Term Loan, 6.50%, 4/25/23	United States	206,224	207,383
ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	2,247,145	2,262,032
			5,205,417
Software & Services 0.2%
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	842,984	850,361
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,197,715	4,918,338
			5,768,699
Technology Hardware & Equipment 0.1%
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	235,429	234,988
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,320,978	1,321,557
[g] Western Digital Corp., U.S. Term B Loan, 8.00%, 4/29/23	United States	1,102,120	1,086,277
			2,642,822
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	686,550	645,529
Windstream Corp., tranche B-5 Term Loan, 3.50%, 8/08/19	United States	539,678	533,831
			1,179,360

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*		Value

[d,h] Senior Floating Rate Interests (continued)
Transportation 0.1%
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	750,000		$739,688
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,228,181		1,111,504
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	67,504		59,741
				1,910,933
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	661,871		660,837
Total Senior Floating Rate Interests
(Cost $77,235,671)				76,290,499
Foreign Government and Agency Securities 2.0%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,319,392
Government of Hungary,
5.50%, 12/22/16	Hungary	750,880,000	HUF	2,834,705
A, 6.75%, 11/24/17	Hungary	3,910,000	HUF	15,648
A, 5.50%, 12/20/18	Hungary	428,710,000	HUF	1,739,342
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	2,300,000	MYR	592,483
senior note, 3.172%, 7/15/16	Malaysia	5,550,000	MYR	1,422,727
senior note, 4.012%, 9/15/17	Malaysia	29,800,000	MYR	7,746,093
Government of Mexico,
7.25%, 12/15/16	Mexico	894,000[i] MXN		5,306,844
7.75%, 12/14/17	Mexico	930,000[i] MXN		5,722,286
M, 4.75%, 6/14/18	Mexico	510,000[i] MXN		2,985,948
senior note, 8.50%, 12/13/18	Mexico	600,000[i] MXN		3,824,014
[b] Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000		1,863,900
Government of Sri Lanka, A, 6.40%, 8/01/16	Sri Lanka	1,500,000	LKR	10,182
Korea Monetary Stabilization Bond, senior note, 1.96%, 2/02/17	South Korea	2,800,000,000	KRW	2,454,562
Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	1,590,000,000	KRW	1,401,342
[j] Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789[k] BRL		651,023
5/15/17	Brazil	150[k] BRL		124,571
8/15/18	Brazil	1,810[k] BRL		1,500,703
Total Foreign Government and Agency Securities
(Cost $55,085,961)				51,515,765
U.S. Government and Agency Securities 14.6%
U.S. Treasury Note,
3.50%, 2/15/18	United States	38,000,000		39,858,428
1.00%, 8/15/18	United States	120,000,000		120,487,440
1.50%, 12/31/18	United States	50,000,000		50,828,100
1.375%, 2/28/19	United States	70,000,000		70,929,670
1.50%, 2/28/19	United States	76,000,000		77,273,608
1.50%, 3/31/19	United States	12,500,000		12,714,350
Total U.S. Government and Agency Securities
(Cost $369,212,701)				372,091,596

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 28.5%
Banks 6.1%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	2,049,329	$2,048,886
[d] 2006-1, D, FRN, 5.585%, 9/10/45	United States	1,776,000	1,771,794
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000	7,038,464
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000	6,728,600
Bear Stearns Commercial Mortgage Securities Inc.,
[d] 2006-PW11, AJ, FRN, 5.426%, 3/11/39	United States	5,382,000	5,155,295
[d] 2006-PW12, AJ, FRN, 5.885%, 9/11/38	United States	1,670,766	1,669,285
2006-PW13, AJ, 5.611%, 9/11/41	United States	5,090,000	5,080,244
[d] 2007-PW16, AM, FRN, 5.72%, 6/11/40	United States	2,100,000	2,160,697
Bear Stearns Commercial Mortgage Securities Trust,
[d] 2005-T20, E, FRN, 5.14%, 10/12/42	United States	2,000,000	1,981,350
2006-PW13, A4, 5.54%, 9/11/41	United States	1,998,558	2,002,987
[d] 2007-PW16, A4, FRN, 5.72%, 6/11/40	United States	1,314,097	1,355,554
[d] Capital One Multi-Asset Execution Trust,
2006-A11, A11, FRN, 0.523%, 6/17/19	United States	12,000,000	11,995,495
2007-A2, A2, FRN, 0.513%, 12/16/19	United States	11,390,000	11,381,001
2007-A5, A5, FRN, 0.473%, 7/15/20	United States	10,200,000	10,201,533
[d] Citibank Credit Card Issuance Trust,
2006-A8, A8, FRN, 0.668%, 12/17/18	United States	6,230,000	6,230,381
2013-A12, A12, FRN, 0.85%, 11/07/18	United States	6,200,000	6,204,171
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,219,000	1,095,668
[d] 2007-C6, AM, FRN, 5.711%, 12/10/49	United States	7,000,000	7,043,750
[d] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN,
5.207%, 7/15/44	United States	3,495,000	3,491,681
[d] Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.679%, 12/25/31	United States	1,558	1,161
2002-3, 1A1, FRN, 1.179%, 5/25/32	United States	1,686	1,606
2004-1, M1, FRN, 1.189%, 3/25/34	United States	365,974	352,783
2004-7, MV3, FRN, 1.489%, 12/25/34	United States	513,119	512,622
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1,
5.00%, 9/25/19	United States	1,126,912	1,158,978
[d] Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 5.921%, 7/10/38	United States	7,310,000	6,633,140
[l] AM, FRN, 5.921%, 7/10/38	United States	660,000	660,600
[d] Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 1.204%, 2/25/35	United States	1,120,000	1,064,866
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	48,971	49,097
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,328,121
[d,l] 2006-LDP7, AJ, FRN, 5.981%, 4/17/45	United States	2,629,000	1,979,637
[d] LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	1,945,691	1,941,887
2006-C3, AJ, FRN, 5.72%, 3/15/39	United States	1,508,979	1,506,911
2006-C4, AJ, FRN, 6.116%, 6/15/38	United States	5,860,000	5,852,821
[d] Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 1.179%, 3/25/28	United States	563,748	535,819
2005-1, 2A2, FRN, 2.394%, 4/25/35	United States	637,392	618,483
2006-3, 2A1, FRN, 2.525%, 10/25/36	United States	3,274,481	3,207,402

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
[d] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN,
1.174%, 1/25/35	United States	431,514	$419,891
Morgan Stanley Capital I Trust,
[b] 2005-RR6, B, 144A, 5.306%, 5/24/43	United States	3,298,000	3,253,939
[d] 2006-HQ8, AJ, FRN, 5.423%, 3/12/44	United States	3,285,058	3,279,143
2007-IQ13, A1A, 5.312%, 3/15/44	United States	3,347,512	3,426,307
[d] Wachovia Bank Commercial Mortgage Trust,
[b] 2003-C7, F, 144A, FRN, 5.906%, 10/15/35	United States	642,675	647,013
2006-C25, AJ, FRN, 6.044%, 5/15/43	United States	6,353,861	6,353,163
2006-C27, AM, FRN, 5.795%, 7/15/45	United States	2,755,000	2,768,105
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,412,697
[d] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 2.753%, 11/25/34	United States	182,641	185,002
2005-AR, 1A1, FRN, 2.765%, 2/25/35	United States	2,191,427	2,180,245
2005-AR9, 2A2, FRN, 2.744%, 10/25/33	United States	216,625	213,507
2005-AR10, 2A3, FRN, 2.825%, 6/25/35	United States	922,166	910,395
			154,092,177
Commercial & Professional Services 0.0%†
Merrill Lynch Mortgage Trust, 2006-C2, AM, 5.782%, 8/12/43	United States	450,000	451,836
Diversified Financials 22.2%
[b,d] ALM VIII Ltd., 2013-8A, A1A, 144A, FRN, 2.084%, 1/20/26	Cayman Islands	3,370,000	3,364,237
[d] American Express Credit Account Master Trust,
2008-2, A, FRN, 1.693%, 9/15/20	United States	2,900,000	2,952,180
2012-1, A, FRN, 0.703%, 1/15/20	United States	11,890,000	11,903,402
[d] American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 2.366%, 10/25/34	United States	3,815,328	3,725,133
2005-1, 6A, FRN, 2.899%, 6/25/45	United States	1,835,770	1,777,886
[d,l] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates,
2004-R4, M1, FRN, 1.264%, 6/25/34	United States	1,252,286	1,228,507
[b] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,893,293
[b,d] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	5,259,347	5,323,984
[b] ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	21,751	21,800
[b,d] Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.853%, 4/16/21	United States	2,576,561	2,534,202
B, 144A, FRN, 1.003%, 4/16/21	United States	3,700,000	3,546,857
[b,d] ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.889%, 10/11/21	United States	5,921,060	5,817,619
A1C, 144A, FRN, 0.899%, 10/11/21	United States	1,535,231	1,510,268
[d] Argent Securities Inc., 2005-W2, A2C, FRN, 0.799%, 10/25/35	United States	942,261	899,644
[b,d] Atrium CDO Corp., 10A, A, 144A, FRN, 1.753%, 7/16/25	United States	1,390,000	1,377,420
[b,d] Atrium IX, 9A, A, 144A, FRN, 1.936%, 2/28/24	United States	3,370,000	3,352,847
[b,d] Atrium XI, 11A, C, 144A, FRN, 3.838%, 10/23/25	Cayman Islands	6,750,000	6,781,522
[b,d] Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.858%, 1/18/21	United States	1,081,074	1,063,247
[b] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A,
2.959%, 12/10/30	United States	3,200,000	3,296,177
[d] Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.703%, 9/16/19	United States	9,620,000	9,628,620
[d] Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.439%, 9/25/34	United States	1,916,426	1,897,019
2004-13, A2, FRN, 1.319%, 11/25/34	United States	127,838	122,206

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,d] Bear Stearns Commercial Mortgage Securities Trust, 2006-PW12, B, 144A, FRN,
5.885%, 9/11/38	United States	1,860,000	$1,822,896
[b,d] Bluemountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.038%, 10/29/25	United States	1,448,215	1,443,407
[b,d] Carefree Portfolio Trust, 2014-CARE, A, 144A, FRN, 1.753%, 11/15/19	United States	5,795,000	5,797,463
[b,d] Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
2.024%, 1/20/25	United States	4,020,000	4,009,950
[b,d] Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.633%, 10/18/26	United States	3,011,300	2,932,344
[b,d] Cent CLO, 13-17A, A1, 144A, FRN, 1.916%, 1/30/25	United States	8,916,000	8,758,900
[b,d] Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.434%, 7/27/26	United States	780,000	752,575
[b,d] Cent CLO LP, 2014-22A, B, 144A, FRN, 3.82%, 11/07/26	United States	4,050,000	3,998,686
[b] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	1,997,441
[d] Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN,
0.939%, 2/25/35	United States	12,256	10,765
Chase Issuance Trust,
[d] 2007-A2, A2, FRN, 0.483%, 4/15/19	United States	6,468,000	6,466,950
[d] 2007-B1, B1, FRN, 0.683%, 4/15/19	United States	9,400,000	9,366,314
[d] 2007-C1, C1, FRN, 0.893%, 4/15/19	United States	3,800,000	3,787,584
[d] 2013-A3, A3, FRN, 0.713%, 4/15/20	United States	6,147,000	6,148,497
[d] 2014-A5, A5, FRN, 0.803%, 4/15/21	United States	7,310,000	7,317,214
2015-A2, A2, 1.59%, 2/18/20	United States	8,200,000	8,270,505
2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	5,040,475
[b,d] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.036%, 7/26/21	United States	6,700,000	6,601,845
[b,d] Colony American Homes, 2014-1A,
A, 144A, FRN, 1.586%, 5/17/31	United States	4,632,902	4,596,100
C, 144A, FRN, 2.286%, 5/17/31	United States	700,000	687,137
[b] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	7,281,790	7,250,888
[b] COMM Mortgage Trust, 2012-9W57, A, 144A, 2.365%, 2/10/29	United States	7,805,000	7,858,289
[d] Commercial Mortgage Trust,
2005-GG5, AJ, FRN, 5.45%, 4/10/37	United States	513,617	513,328
2007-C9, A1A, FRN, 5.813%, 12/10/49	United States	7,674,111	7,979,771
[b] 2014-BBG, A, 144A, FRN, 1.233%, 3/15/29	United States	6,600,000	6,481,803
[d] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	985,000	1,072,643
Conseco Financial Corp.,
[d] 1997-3, A7, FRN, 7.64%, 3/15/28	United States	2,141,219	2,253,486
1998-6, A8, 6.66%, 6/01/30	United States	9,042,490	9,749,609
[b] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	8,290,000	8,609,334
[b,d] Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.578%, 7/15/21	United States	995,000	965,150
[b] Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	27,092	27,179
2007-1, A3, 144A, 5.593%, 7/15/37	United States	67,532	67,858
[d] Countrywide Home Loans,
2004-6, 1A1, FRN, 2.64%, 5/25/34	United States	2,775,239	2,758,144
[l] 2004-11, 2A1, FRN, 2.275%, 7/25/34	United States	3,096,234	3,059,626
[b,d] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.749%, 10/20/43	United States	358,040	357,267
Discover Card Execution Note Trust,
[d] 2012-A4, A4, FRN, 0.803%, 11/15/19	United States	10,500,000	10,518,818
[d] 2013-A6, A6, FRN, 0.883%, 4/15/21	United States	5,520,000	5,535,256
[d] 2014-A1, A1, FRN, 0.863%, 7/15/21	United States	7,690,000	7,695,028
2014-A5, A, 1.39%, 4/15/20	United States	2,060,000	2,069,999
[b,d] Dryden 33 Senior Loan Fund, 2014-33A, A, 144A, FRN, 2.108%, 7/15/26	United States	6,535,000	6,518,793

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,d] Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.078%, 7/15/26	United States	5,266,000	$5,230,297
B, 144A, FRN, 2.678%, 7/15/26	United States	858,000	839,510
C, 144A, FRN, 3.628%, 7/15/26	United States	739,600	721,931
[b] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	636,867
[d] Fannie Mae Connecticut Avenue Securities,
2013-C01, M1, FRN, 2.439%, 10/25/23	United States	6,319,587	6,354,002
2014-C02, 2M1, FRN, 1.389%, 5/25/24	United States	959,515	952,050
2015-C02, 2M1, FRN, 1.639%, 5/25/25	United States	1,967,013	1,967,994
[d] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M2, FRN, 2.839%, 8/25/24	United States	2,374,279	2,398,962
2014-DN4, M2, FRN, 2.839%, 10/25/24	United States	8,001,480	8,088,290
2014-HQ1, M2, FRN, 2.939%, 8/25/24	United States	7,195,000	7,327,352
2014-HQ3, M2, FRN, 3.089%, 10/25/24	United States	5,650,000	5,731,737
2015-DN1, M2, FRN, 2.839%, 1/25/25	United States	10,535,000	10,702,928
2015-DNA1, M2, FRN, 2.289%, 10/25/27	United States	7,170,000	7,127,521
2015-DNA2, M2, FRN, 3.039%, 12/25/27	United States	8,145,000	8,204,651
2015-HQ1, M1, FRN, 1.489%, 3/25/25	United States	2,324,954	2,325,446
2015-HQ1, M2, FRN, 2.639%, 3/25/25	United States	6,000,000	6,056,485
2015-HQA1, M2, FRN, 3.089%, 3/25/28	United States	6,500,000	6,621,949
2015-HQA2, M2, FRN, 3.239%, 5/25/28	United States	8,520,000	8,689,114
2016-HQ1, M1, FRN, 2.189%, 9/25/28	United States	4,466,167	4,473,138
[d] First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN,
2.225%, 12/25/34	United States	2,277,675	2,207,077
[b] G-Force LLC,
[d] 2005-RR2, A3FL, 144A, FRN, 0.739%, 12/25/39	United States	250,658	249,764
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	1,987,776	1,989,118
[b,d] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 1.878%, 4/15/25	United States	10,063,000	9,951,401
[l] GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	1,460,724	244,584
[d] GSAA Home Equity Trust,
[l] 2005-5, M3, FRN, 1.384%, 2/25/35	United States	5,950,000	5,664,973
FRN, 0.809%, 6/25/35	United States	524,985	502,815
[d] GSAMP Trust, 2005-HE3, M2, FRN, 1.444%, 6/25/35	United States	1,260,449	1,242,513
[d] GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.974%, 1/25/35	United States	816,104	772,832
[b] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	570,000	576,099
[b,d] Hilton USA Trust, 2013-HLF,
AFL, 144A, FRN, 1.437%, 11/05/30	United States	7,249,181	7,245,497
BFL, 144A, FRN, 1.939%, 11/05/30	United States	1,641,153	1,640,339
CFL, 144A, FRN, 2.339%, 11/05/30	United States	607,499	607,205
[b,d] Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 1.936%, 6/17/31	United States	1,130,000	1,115,511
2014-SFR2, A, 144A, FRN, 1.536%, 9/17/31	United States	4,414,055	4,381,478
2014-SFR2, B, 144A, FRN, 2.036%, 9/17/31	United States	8,500,000	8,410,587
2015-SFR1, A, 144A, FRN, 1.886%, 3/17/32	United States	2,387,374	2,395,019
2015-SFR2, A, 144A, FRN, 1.786%, 6/17/32	United States	7,957,982	7,944,221
2015-SFR3, A, 144A, FRN, 1.736%, 8/17/32	United States	4,293,105	4,308,905
[d] IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.119%, 2/25/36	United States	868,561	862,407
[b,d] Jefferies & Co., 2009-R2, 4A, 144A, FRN, 3.006%, 5/26/37	United States	1,529,078	1,532,966

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d] JP Morgan Chase Commercial Mortgage Securities Trust,
[l] 2005-LDP5, E, FRN, 5.737%, 12/15/44	United States	1,150,000	$1,146,594
[l] 2005-LPD5, F, FRN, 5.553%, 12/15/44	United States	7,850,000	7,828,701
2006-LDP7, A4, FRN, 5.981%, 4/17/45	United States	119,004	118,885
[d] JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.803%, 2/25/34	United States	116,658	115,176
[b,d] Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.328%, 4/15/21	United States	1,040,000	1,007,313
[b,d] LB-UBS Commercial Mortgage Trust, 2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	700,115
Lehman XS Trust, 2005-4, 1A4, 0.999%, 10/25/35	United States	1,150,646	1,041,297
[b] LNR CDO Ltd.,
[d] 2002-1A, DFL, 144A, FRN, 1.839%, 7/24/37	United States	2,257,813	2,254,042
2002-1A, DFX, 144A, 6.727%, 7/24/37	United States	587,031	588,927
[d] 2003-1A, EFL, 144A, FRN, 3.439%, 7/23/36	United States	814,144	815,023
[b,d] Mach One ULC, 2004-1A,
H, 144A, FRN, 6.05%, 5/28/40	United States	103,728	104,325
K, 144A, FRN, 5.45%, 5/28/40	United States	2,825,400	2,828,819
L, 144A, FRN, 5.45%, 5/28/40	United States	2,136,500	2,132,291
M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	638,195
[d] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN,
3.689%, 3/25/32	United States	2,270,059	2,304,247
[d] Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2,
FRN, 1.889%, 4/20/32	United States	8,409,564	7,831,894
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	342,295	346,992
2003-6, 2A1, 5.00%, 8/25/18	United States	929,399	943,388
2003-9, 1A1, 5.50%, 12/25/18	United States	382,666	385,604
2004-4, 5A1, 5.50%, 4/25/19	United States	1,166,105	1,191,148
[d] 2004-11, 2A1, FRN, 5.534%, 11/25/19	United States	1,313,055	1,345,658
[d,l] MASTR ARM Trust, 2007-3, 12A2, FRN, 0.639%, 5/25/47	United States	346,578	344,178
[d] Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN,
1.059%, 10/25/28	United States	1,136,103	1,088,044
[d] Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.313%, 1/25/29	United States	1,100,599	1,051,936
2005-A10, A, FRN, 0.649%, 2/25/36	United States	4,006,544	3,654,700
[d,l] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.346%, 11/12/37	United States	2,844,105	2,768,014
[d] ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%, 7/12/46	United States	2,638,682	2,657,117
[b,d] N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.97%, 6/16/41	Cayman Islands	1,246,773	1,238,607
[d] New York Mortgage Trust, 2005-3, M1, FRN, 0.889%, 2/25/36	United States	554,738	491,411
[b,d] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.968%, 12/24/39	United States	41,215	41,166
[b,d] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.184%, 4/27/27	United States	8,101,875	8,071,250
[b] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	1,700,000	1,869,919
[b,d] Octagon Investment Partners XXIII Ltd., 15-1A,
A1, 144A, FRN, 2.048%, 7/15/27	United States	4,160,328	4,118,600
A2, 144A, FRN, 2.048%, 7/15/27	United States	3,949,678	3,910,063
[d] Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN,
1.369%, 3/25/36	United States	1,812,976	1,790,206
[d] Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.376%, 10/25/34	United States	50,782	50,862
2004-WHQ2, M2, FRN, 1.384%, 2/25/35	United States	1,706,957	1,705,149

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,d] Progress Residential Trust,
2014-SFR, B, 144A, FRN, 2.336%, 10/17/31	United States	1,960,000	$1,958,644
2014-SFR1, A, 144A, FRN, 1.536%, 10/17/31	United States	2,394,957	2,374,362
2015-SFR1, A, 144A, FRN, 1.836%, 2/17/32	United States	10,820,000	10,822,737
[d] RAAC, 2004-SP1, AII, FRN, 1.139%, 3/25/34	United States	790,383	752,757
[d] Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN,
5.48%, 6/25/34	United States	354,728	371,046
[b,d] Resource Capital Corp. Ltd.,
2014-CRE2, A, 144A, FRN, 1.483%, 4/15/32	United States	2,328,479	2,297,240
[l] 2015-CRE4, A, 144A, FRN, 1.833%, 8/15/32	United States	1,900,000	1,875,813
[b,d] Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.436%, 9/17/31	United States	1,184,189	1,163,745
B, 144A, FRN, 1.886%, 9/17/31	United States	540,000	522,386
[d] Structured ARM Loan Trust, 2004-12, 3A1, FRN, 2.774%, 9/25/34	United States	4,183,540	4,132,058
[d] Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN,
1.479%, 12/25/34	United States	1,740,798	1,734,639
[d] Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN,
1.136%, 2/19/35	United States	2,263,921	2,118,313
[d] Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 1.176%, 10/19/33	United States	442,043	413,007
2003-AR2, A1, FRN, 1.176%, 12/19/33	United States	1,030,613	991,710
[b,d] SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.736%, 1/17/32	United States	6,245,186	6,215,984
[d] Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 1.079%, 9/25/43	United States	2,810,048	2,714,978
2004-3, A, FRN, 1.179%, 9/25/44	United States	1,454,285	1,346,091
2005-1, A3, FRN, 2.534%, 4/25/45	United States	457,586	452,227
[b,d] Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 1.137%, 12/10/18	Ireland	8,500,000	8,447,045
[b,d] Tricon American Homes Trust, 2015-SFR1, A, 144A, FRN, 1.686%, 5/17/32	United States	7,870,000	7,756,881
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	266,542	286,226
[b,d] Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.959%, 7/11/21	United States	1,732,110	1,724,905
[b,d] Voya CLO Ltd.,
2014-4A, A1, 144A, FRN, 2.13%, 10/14/26	Cayman Islands	6,450,000	6,433,875
2015-1A, A1, 144A, FRN, 2.113%, 4/18/27	United States	3,780,000	3,778,223
[d] WaMu Mortgage Pass-Through Certificates,
2005-AR8, 1A1A, FRN, 0.729%, 7/25/45	United States	1,631,991	1,537,022
2005-AR19, A1A1, FRN, 0.709%, 12/25/45	United States	4,284,866	3,962,065
[b,d] West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.733%, 7/18/26	United States	1,360,000	1,318,058
B, 144A, FRN, 3.483%, 7/18/26	United States	3,590,000	3,336,905
			564,821,720
Real Estate 0.2%
[b,d] American Homes 4 Rent, 2014-SFR1,
A, 144A, FRN, 1.436%, 6/17/31	United States	3,085,596	3,049,407
C, 144A, FRN, 2.186%, 6/17/31	United States	492,000	481,519
[d] Novastar Home Equity Loan, 2004-4, M4, FRN, 2.089%, 3/25/35	United States	1,907,805	1,893,167
			5,424,093
Total Asset-Backed Securities and Commercial Mortgage-
Backed Securities (Cost $729,846,852)			724,789,826

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Mortgage-Backed Securities 2.4%
[d] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.6%
FHLMC, 1.929% - 6.423%, 11/01/17 - 9/01/41	United States	14,358,835	$15,095,489
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	181,692	193,272
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	64,147	70,982
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	232,777	255,983
			520,237
[d] Federal National Mortgage Association (FNMA)
Adjustable Rate 1.5%
FNMA, 1.544% - 2.86%, 5/01/18 - 2/01/44	United States	23,870,363	24,976,254
FNMA, 1.728% - 6.141%, 8/01/16 - 10/01/38	United States	12,360,198	12,981,701
			37,957,955
Federal National Mortgage Association (FNMA) Fixed Rate 0.3%
FNMA 15 Year, 3.50%, 10/01/25	United States	1,721,325	1,822,506
FNMA 15 Year, 4.00%, 12/01/25	United States	2,713,210	2,889,315
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	2,028,180	2,160,496
FNMA 30 Year, 5.00%, 3/01/38	United States	54,549	60,334
			6,932,651
[d] Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 1.75%, 4/20/26	United States	12,189	12,618
GNMA, 1.875%, 8/20/26 - 9/20/26	United States	18,301	18,954
			31,572
Total Mortgage-Backed Securities (Cost $60,239,992)			60,537,904
Municipal Bonds 0.3%
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District,
Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured,
3.389%, 1/01/20	United States	5,900,000	6,284,385
Riverside County RDA Tax Allocation, Housing, Series A-T, 6.25%, 10/01/16	United States	1,140,000	1,154,637
[d] University of California Revenue, Series Y-2, Monthly FRN, 0.934%, 7/01/41	United States	390,000	390,094
Total Municipal Bonds (Cost $7,428,169)			7,829,116

		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[m,n] NewPage Corp., Litigation Trust	United States	500,000	—
Total Investments before Short Term Investments
(Cost $2,482,067,520)			2,473,460,185

		Principal
		Amount*
Short Term Investments 2.4%
Corporate Bonds (Cost $2,933,057) 0.1%
AT&T Inc., senior note, 2.40%, 3/15/17	United States	2,900,000	2,930,499
Total Investments before Money Market Funds
(Cost $2,485,000,577)			2,476,390,684

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
	Country	Shares	Value
Money Market Funds (Cost $56,581,987) 2.3%
[a,n] Institutional Fiduciary Trust Money Market Portfolio	United States	56,581,987	$56,581,987
Total Investments (Cost $2,541,582,564) 99.5%			2,532,972,671
Other Assets, less Liabilities 0.5%			13,487,576
Net Assets 100.0%			$2,546,460,247

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSee Note 3(f) regarding investments in affiliated management investment companies.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $510,976,926, representing 20.07% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the aggregate value of these secu-
rities was $33,439,584, representing 1.31% of net assets.
dThe coupon rate shown represents the rate at period end.
eSee Note 7 regarding defaulted securities.
fAt April 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
gA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
hSee Note 1(h) regarding senior floating rate interests.
iPrincipal amount is stated in 100 Mexican Peso Units.
jRedemption price at maturity is adjusted for inflation. See Note 1(j).
kPrincipal amount is stated in 1,000 Brazilian Real Units.
lThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
mSecurity has been deemed illiquid because it may not be able to be sold within seven days.
nNon-income producing.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Canadian 5 Yr. Bond		Long	129	$12,728,727	6/21/16	$—	$(136,878)
CME Ultra Long Term U.S. Treasury Bond		Short	16	2,741,500	6/21/16	—	(3,158)
U.S. Treasury 2 Yr. Note		Long	360	78,705,000	6/30/16	77,850	—
U.S. Treasury 5 Yr. Note		Short	901	108,943,570	6/30/16	—	(486,047)
U.S. Treasury 10 Yr. Note		Short	37	4,812,313	6/21/16	—	(26,130)
U.S. Treasury 30 Yr. Bond		Short	3	489,937	6/21/16	—	(1,789)
Total Financial Futures Contracts						$77,850	$(654,002)
Net unrealized appreciation (depreciation)							$(576,152)

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
South Korean Won	JPHQ	Sell	4,500,000,000	$3,618,090	5/20/16	$—	$(309,818)
Australian Dollar	DBAB	Sell	3,410,144	2,467,307	6/16/16	—	(120,073)
Euro	DBAB	Sell	15,599,102	17,177,732	6/16/16	—	(712,784)
Euro	JPHQ	Sell	2,600,000	2,865,005	6/16/16	—	(116,919)
Euro	MSCO	Sell	977,590	1,076,718	6/16/16	—	(44,474)
Japanese Yen	DBAB	Sell	1,072,725,000	8,878,704	6/16/16	—	(1,209,962)
Japanese Yen	JPHQ	Sell	227,754,944	1,884,843	6/16/16	—	(257,126)
Malaysian Ringgit	DBAB	Buy	227,680	53,202	6/16/16	5,032	—
Malaysian Ringgit	HSBC	Buy	48,000	11,211	6/16/16	1,067	—
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	662,527	—
Australian Dollar	DBAB	Sell	3,360,000	2,448,491	8/18/16	—	(94,451)
Euro	BZWS	Sell	140,843	154,072	8/18/16	—	(7,795)
Euro	CITI	Sell	352,000	384,996	8/18/16	—	(19,548)
Euro	DBAB	Sell	46,977,626	52,493,240	8/18/16	—	(1,496,842)
Euro	GSCO	Sell	420,000	477,939	8/18/16	—	(4,755)
Euro	JPHQ	Sell	989,988	1,124,989	8/18/16	—	(12,777)
Hungarian Forint	DBAB	Sell	900,000,000	3,275,824	8/18/16	—	(24,931)
Indian Rupee	DBAB	Buy	135,900,000	1,982,495	8/18/16	26,283	—
Japanese Yen	CITI	Sell	47,882,500	408,387	8/18/16	—	(42,897)
Japanese Yen	DBAB	Buy	3,178,000,000	27,327,458	8/18/16	2,624,650	—
Japanese Yen	DBAB	Sell	3,470,237,420	29,772,571	8/18/16	—	(2,933,824)
Japanese Yen	HSBC	Sell	99,540,000	892,735	8/18/16	—	(45,412)
Japanese Yen	JPHQ	Sell	471,733,000	4,150,824	8/18/16	—	(295,179)
Japanese Yen	MSCO	Sell	211,800,000	1,899,926	8/18/16	—	(96,252)
New Zealand Dollar	DBAB	Buy	25,430,101	17,590,965	8/18/16	90,338	(23,868)
New Zealand Dollar	DBAB	Sell	25,430,101	16,674,517	8/18/16	—	(982,919)
South Korean Won	DBAB	Buy	3,913,800,000	3,269,538	8/18/16	141,107	—
South Korean Won	DBAB	Sell	3,913,800,000	3,160,879	8/18/16	—	(249,766)
Japanese Yen	JPHQ	Sell	566,101,041	5,149,880	9/02/16	96,771	(285,286)
Australian Dollar	DBAB	Sell	11,750,000	8,298,925	10/20/16	—	(572,150)
Brazilian Real	DBAB	Buy	7,500,000	1,776,409	10/20/16	290,260	—
Canadian Dollar	DBAB	Sell	1,350,000	1,064,845	10/20/16	—	(11,628)
Euro	BZWS	Sell	54,017	61,258	10/20/16	—	(963)
Euro	CITI	Sell	39,262	44,480	10/20/16	—	(746)
Euro	DBAB	Sell	2,847,873	3,262,306	10/20/16	—	(18,119)
Euro	HSBC	Sell	6,000	6,804	10/20/16	—	(108)
Euro	JPHQ	Sell	2,329,904	2,666,583	10/20/16	—	(17,201)
Hungarian Forint	JPHQ	Sell	430,000,000	1,464,328	10/20/16	—	(112,702)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Indian Rupee	DBAB	Buy	78,000,000	$1,138,852	10/20/16	$2,468	$—
Indonesian Rupiah	JPHQ	Buy	41,430,000,000	2,784,274	10/20/16	258,492	—
Japanese Yen	DBAB	Sell	305,837,300	2,770,290	10/20/16	—	(118,969)
Mexican Peso	DBAB	Sell	30,000,000	1,705,854	10/20/16	—	(10,562)
Philippine Peso	JPHQ	Buy	94,860,000	2,000,000	10/20/16	—	(9,401)
Polish Zloty	DBAB	Buy	4,070,734	1,020,055	10/20/16	44,449	—
Polish Zloty	DBAB	Sell	4,070,734	1,041,908	10/20/16	—	(22,597)
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	—	(364,401)
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	395,638	—
Total Forward Exchange Contracts						$4,639,082	$(10,647,205)
Net unrealized appreciation (depreciation)							$(6,008,123)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.26	1.00%	ICE	31,500,000		6/20/21	$373,365	$11,845	$—	$385,210	Investment
										Grade
ITRX.EUR.25	1.00%	ICE	11,100,000	EUR	6/20/21	126,085	56,937	—	183,022	Investment
										Grade
ITRX.EUR.SNRFIN.S25	1.00%	ICE	28,550,000	EUR	6/20/21	202,097	—	(1,228)	200,869	Investment
										Grade
Total Centrally Cleared Swap Contracts						701,547	68,782	(1,228)	769,101

OTC Swap Contracts
Contracts to Buy Protection
Single Name
Avon Products Inc	5.00%	GSCO	10,000,000		3/20/20	$1,171,327	$—	$(152,428)	$1,018,899
Bank of America Corp	1.00%	FBCO	2,000,000		9/20/17	1,335	—	(18,382)	(17,047)
Beazer Homes USA Inc	5.00%	CITI	1,500,000		6/20/19	(57,604)	94,271	—	36,667
Beazer Homes USA Inc	5.00%	GSCO	3,000,000		6/20/19	(110,971)	184,305	—	73,334
Canadian Natural Resources Ltd	5.00%	JPHQ	5,500,000		3/20/18	(142,033)	—	(293,680)	(435,713)
Centex Corp	5.00%	FBCO	1,000,000		6/20/16	(3,496)	—	(9,167)	(12,663)
Centex Corp	5.00%	JPHQ	4,000,000		6/20/16	(16,741)	—	(33,912)	(50,653)
Constellation Brands Inc	5.00%	DBAB	6,600,000		6/20/17	(272,490)	—	(133,030)	(405,520)
CSC Holdings LLC	5.00%	GSCO	3,500,000		9/20/18	(172,295)	—	(115,596)	(287,891)
CSC Holdings LLC	5.00%	GSCO	3,000,000		3/20/19	(103,214)	—	(150,070)	(253,284)
Dell Inc	5.00%	GSCO	5,000,000		6/20/16	(28,976)	—	(25,585)	(54,561)
DPLInc	5.00%	JPHQ	471,000		12/20/16	(11,488)	—	(4,584)	(16,072)
Embarq Corp	5.00%	BZWS	3,000,000		6/20/16	(10,824)	—	(26,936)	(37,760)
Hartford Financial Services
Group Inc	1.00%	CITI	7,300,000		12/21/20	(87,587)	—	(72,661)	(160,248)
Hospitality Properties Trust	5.00%	BOFA	3,000,000		3/20/17	(102,838)	—	(40,787)	(143,625)
International Lease Finance Corp	5.00%	GSCO	8,000,000		3/20/17	(262,850)	—	(77,045)	(339,895)
Kinder Morgan Energy Partners LP	5.00%	CITI	6,600,000		3/20/18	(466,115)	—	(61,217)	(527,332)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value Rating[b]
Contracts to Buy Protection (continued)
Single Name (continued)
Lanxess AG	1.00%	CITI	5,780,000	EUR	12/20/20	$48,041	$—	$(168,391)	$(120,350)
Lennar Corp	5.00%	CITI	1,800,000		9/20/19	(137,658)	—	(90,208)	(227,866)
Lennar Corp	5.00%	CITI	2,700,000		12/20/19	(248,279)	—	(105,025)	(353,304)
Lennar Corp	5.00%	GSCO	3,200,000		12/20/20	(300,839)	—	(154,674)	(455,513)
The New York Times Co	5.00%	GSCO	2,000,000		12/20/16	(22,159)	—	(53,287)	(75,446)
Owens-Illinois Inc	5.00%	CITI	7,400,000		6/20/18	(614,451)	—	(185,078)	(799,529)
Pactiv LLC	5.00%	BZWS	2,100,000		6/20/17	(56,959)	—	(56,360)	(113,319)
PHH Corp	5.00%	GSCO	1,800,000		9/20/19	15,732	10,456	—	26,188
PPL Energy Supply LLC	5.00%	JPHQ	8,000,000		6/20/16	(47,709)	—	(33,849)	(81,558)
Rite Aid Corp	5.00%	JPHQ	6,300,000		12/20/20	(1,053,252)	7,210	—	(1,046,042)
Springleaf Finance Corp	5.00%	GSCO	8,500,000		12/20/17	(419,272)	84,176	—	(335,096)
Tenet Healthcare Corp	5.00%	BZWS	4,000,000		12/20/16	(77,536)	—	(59,101)	(136,637)
Tenet Healthcare Corp	5.00%	DBAB	3,000,000		3/20/19	(226,993)	—	(17,123)	(244,116)
Tenet Healthcare Corp	5.00%	GSCO	9,100,000		3/20/19	(751,244)	10,759	—	(740,485)
Toys R Us Inc	5.00%	CITI	2,000,000		12/20/18	355,425	—	(125,358)	230,067
Toys R Us Inc	5.00%	DBAB	2,250,000		12/20/18	438,129	—	(179,304)	258,825
Toys R Us Inc	5.00%	GSCO	4,000,000		12/20/18	1,070,633	—	(610,499)	460,134
Yum! Brands Inc	5.00%	CITI	1,500,000		3/20/18	(108,539)	—	(19,686)	(128,225)
Yum! Brands Inc	5.00%	FBCO	4,000,000		3/20/18	(275,145)	—	(66,789)	(341,934)
Contracts to Sell Protection[c]
Single Name
Bank of America Corp	1.00%	FBCO	2,000,000		9/20/17	(1,335)	18,382	—	17,047	BBB+
Beazer Homes USA Inc	5.00%	CITI	1,800,000		9/20/19	24,850	—	(95,653)	(70,803)	CCC+
Beazer Homes USA Inc	5.00%	CITI	2,700,000		12/20/19	56,024	—	(200,036)	(144,012)	CCC+
Beazer Homes USA Inc	5.00%	GSCO	3,200,000		12/20/20	(345,957)	20,129	—	(325,828)	CCC+
Electricite de France SA	1.00%	BZWS	5,300,000	EUR	9/20/20	120,042	—	(25,336)	94,706	A+
Engie	1.00%	BZWS	4,300,000	EUR	9/20/20	120,283	—	(8,500)	111,783	A-
Government of China	1.00%	GSCO	5,000,000		9/20/20	10,335	—	(25,260)	(14,925)	AA-
Government of Lithuania	1.00%	FBCO	250,000		6/20/16	(314)	918	—	604	BBB
Government of Mexico	1.00%	CITI	2,500,000		6/20/20	(24,766)	—	(880)	(25,646)	BBB+
iHeartCommunications Inc	5.00%	BZWS	2,400,000		6/20/18	(363,883)	—	(1,046,365)	(1,410,248)	CC
MetLife Inc	1.00%	CITI	7,300,000		12/21/20	(202,737)	171,946	—	(30,791)	A-
Orange SA	1.00%	CITI	5,300,000	EUR	9/20/20	97,157	14,146	—	111,303	BBB+
Solvay SA	1.00%	CITI	5,780,000	EUR	12/20/20	(144,910)	203,645	—	58,735	BBB-
Tenet Healthcare Corp	5.00%	BZWS	4,000,000		12/20/18	141,644	193,138	—	334,782	CCC+
Total OTC Swap Contracts						(3,602,502)	1,013,481	(4,541,842)	(7,130,863)
Total Credit Default Swap Contracts						$(2,900,955)	$1,082,263	$(4,543,070)	$(6,361,762)
Net unrealized appreciation (depreciation)								$(3,460,807)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and fail-
ure to pay or bankruptcy of the underlying securities for traded index swaps.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)
At April 30, 2016, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Counterparty	Amount	Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month BBA USD LIBOR + 2.18%		3,922,448	USD	$189,380	$—
	CITI		10/13/17
Pay Fixed Annual 2.125%		3,500,000	CHF
Receive Floating Quarterly 3-month BBA USD LIBOR + 3.29%		1,562,500	USD	—	(15,112)
	JPHQ		10/13/17
Pay Fixed Annual 2.125%		1,500,000	CHF
Totals Cross-Currency Swap Contracts				$189,380	$(15,112)
Net unrealized appreciation (depreciation)				$174,268

At April 30, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
				Unamortized
				Upfront
		Notional	Expiration	Payments/	Unrealized	Unrealized
Description	Exchange	Amount	Date	(Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Swap Contracts
Receive Floating 3-month BBA USD LIBOR + 0.634%
Pay Fixed 2.00%	LCH	$40,480,000	6/15/23	$(1,080,022)	$—	$(284,876)	$(1,364,898)
Net unrealized appreciation (depreciation)						$(284,876)

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.
See Abbreviations on Page 132.

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.87	$10.18	$10.05	$10.53	$10.32	$10.33
Income from investment operations[a]:
Net investment income	0.116	0.217	0.257	0.236	0.297	0.353
Net realized and unrealized gains (losses)	(0.007)	(0.220)	0.214	(0.205)	0.472	0.074
Total from investment operations	0.109	(0.003)	0.471	0.031	0.769	0.427
Less distributions from:
Net investment income and net foreign
currency gains	(0.239)	(0.307)	(0.341)	(0.351)	(0.447)	(0.380)
Net realized gains	—	—	—	(0.160)	(0.112)	(0.057)
Total distributions	(0.239)	(0.307)	(0.341)	(0.511)	(0.559)	(0.437)
Net asset value, end of period	$9.74	$9.87	$10.18	$10.05	$10.53	$10.32

Total return[b]	1.26%	(0.05)%	4.80%	0.30%	7.74%	4.26%

Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.92%	0.91%	0.93%	0.91%	0.92%	0.93%
Expenses net of waiver and payments by affiliates	0.86%[d]	0.87%[d]	0.88%[d]	0.88%[d]	0.88%	0.88%[d]
Net investment income	2.38%	2.08%	2.46%	2.36%	2.69%	3.45%

Supplemental data
Net assets, end of period (000’s)	$3,701,296	$3,527,479	$3,213,446	$3,019,228	$3,134,211	$2,245,312
Portfolio turnover rate	149.35%	294.80%	273.96%	371.54%	314.62%	255.55%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	41.34%	95.06%	85.03%	156.49%	122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.84	$10.16	$10.03	$10.51	$10.31	$10.32
Income from investment operations[a]:
Net investment income	0.097	0.172	0.201	0.174	0.253	0.313
Net realized and unrealized gains (losses)	(0.011)	(0.214)	0.232	(0.182)	0.467	0.076
Total from investment operations	0.086	(0.042)	0.433	(0.008)	0.720	0.389
Less distributions from:
Net investment income and net foreign
currency gains	(0.226)	(0.278)	(0.303)	(0.312)	(0.408)	(0.342)
Net realized gains	—	—	—	(0.160)	(0.112)	(0.057)
Total distributions	(0.226)	(0.278)	(0.303)	(0.472)	(0.520)	(0.399)
Net asset value, end of period	$9.70	$9.84	$10.16	$10.03	$10.51	$10.31

Total return[b]	1.03%	(0.43)%	4.42%	(0.08)%	7.25%	3.88%

Ratios to average net assets[c]
Expenses before waiver and payments
by affiliates	1.32%	1.31%	1.33%	1.31%	1.32%	1.33%
Expenses net of waiver and payments by affiliates	1.26%[d]	1.27%[d]	1.28%[d]	1.28%[d]	1.28%	1.28%[d]
Net investment income	1.98%	1.68%	2.06%	1.96%	2.29%	3.05%

Supplemental data
Net assets, end of period (000’s)	$451,885	$444,253	$432,767	$455,720	$571,206	$394,777
Portfolio turnover rate	149.35%	294.80%	273.96%	371.54%	314.62%	255.55%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	41.34%	95.06%	85.03%	156.49%	122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(g) regarding mortgage dollar rolls.

80 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended		Year Ended October 31,
April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.85	$10.17	$10.04	$10.52	$10.32	$10.33
Income from investment operations[a]:
Net investment income	0.101	0.198	0.209	0.204	0.255	0.330
Net realized and unrealized gains (losses)	(—)[b]	(0.229)	0.238	(0.197)	0.480	0.073
Total from investment operations	0.101	(0.031)	0.447	0.007	0.735	0.403
Less distributions from:
Net investment income and net foreign
currency gains	(0.231)	(0.289)	(0.317)	(0.327)	(0.423)	(0.356)
Net realized gains	—	—	—	(0.160)	(0.112)	(0.057)
Total distributions	(0.231)	(0.289)	(0.317)	(0.487)	(0.535)	(0.413)
Net asset value, end of period	$9.72	$9.85	$10.17	$10.04	$10.52	$10.32

Total return[c]	1.18%	(0.32)%	4.56%	0.06%	7.39%	4.02%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.17%	1.16%	1.18%	1.16%	1.17%	1.18%
Expenses net of waiver and payments by affiliates	1.11%[e]	1.12%[e]	1.13%[e]	1.13%[e]	1.13%	1.13%[e]
Net investment income	2.13%	1.83%	2.21%	2.11%	2.44%	3.20%

Supplemental data
Net assets, end of period (000’s)	$66,644	$70,506	$59,307	$65,601	$87,235	$84,708
Portfolio turnover rate	149.35%	294.80%	273.96%	371.54%	314.62%	255.55%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	41.34%	95.06%	85.03%	156.49%	122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bAmount rounds to less than $0.001 per share.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended	Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.91	$10.20	$10.07	$10.44
Income from investment operations[b]:
Net investment income	0.109	0.255 [c]	0.317 [c]	0.145
Net realized and unrealized gains (losses)	0.024	(0.209)	0.191	(0.348)
Total from investment operations	0.133	0.046	0.508	(0.203)
Less distributions from net investment income and net foreign
currency gains	(0.253)	(0.336)	(0.378)	(0.167)
Net asset value, end of period	$9.79	$9.91	$10.20	$10.07

Total return[d]	1.40%	0.44%	5.18%	(1.92)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.51%	0.50%	0.50%	0.50%
Expenses net of waiver and payments by affiliates[f]	0.45%	0.46%	0.48%	0.49%
Net investment income	2.79%	2.49%	2.86%	2.75%

Supplemental data
Net assets, end of period (000’s)	$75,348	$68,848	$26,123	$329,806
Portfolio turnover rate	149.35%	294.80%	273.96%	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[g]	41.34%	95.06%	85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(g) regarding mortgage dollar rolls.

82 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Six Months Ended		Year Ended October 31,
	April 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.91	$10.20	$10.07	$10.55	$10.34	$10.35
Income from investment operations[a]:
Net investment income	0.128	0.127	0.288	0.242	0.319	0.380
Net realized and unrealized gains (losses)	(0.011)	(0.092)	0.206	(0.186)	0.474	0.071
Total from investment operations	0.117	0.035	0.494	0.056	0.793	0.451
Less distributions from:
Net investment income and net foreign
currency gains	(0.247)	(0.325)	(0.364)	(0.376)	(0.471)	(0.404)
Net realized gains	—	—	—	(0.160)	(0.112)	(0.057)
Total distributions	(0.247)	(0.325)	(0.364)	(0.536)	(0.583)	(0.461)
Net asset value, end of period	$9.78	$9.91	$10.20	$10.07	$10.55	$10.34

Total return[b]	1.34%	0.33%	5.03%	0.54%	7.98%	4.50%

Ratios to average net assets[c]
Expenses before waiver and payments
by affiliates	0.67%	0.66%	0.68%	0.66%	0.67%	0.68%
Expenses net of waiver and payments
by affiliates	0.61%[d]	0.62%[d]	0.63%[d]	0.63%[d]	0.63%	0.63%[d]
Net investment income	2.63%	2.33%	2.71%	2.61%	2.94%	3.70%

Supplemental data
Net assets, end of period (000’s)	$467,722	$526,749	$1,281,151	$1,148,451	$1,482,994	$1,158,243
Portfolio turnover rate	149.35%	294.80%	273.96%	371.54%	314.62%	255.55%
Portfolio turnover rate excluding mortgage
dollar rolls[e]	41.34%	95.06%	85.03%	156.49%	122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return is not annualized for periods less than one year.
cRatios are annualized for periods less than one year.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, April 30, 2016 (unaudited)
Franklin Total Return Fund
	Country	Shares		Value
Common Stocks (Cost $1,717,674) 0.1%
Consumer Services 0.1%
[a,b,c] Turtle Bay Resort	United States	1,550,568		$4,031,476
[d] Management Investment Companies 1.6%
Diversified Financials 1.6%
Franklin Lower Tier Floating Rate Fund	United States	997,589		9,746,445
Franklin Middle Tier Floating Rate Fund	United States	1,889,310		18,024,019
Franklin Short Duration U.S. Government ETF	United States	500,000		48,936,900
Total Management Investment Companies
(Cost $77,434,310)				76,707,364
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		16,902,400
Diversified Financials 0.1%
Citigroup Capital XIII, 6.692%, pfd	United States	93,000		2,431,950
Total Preferred Stocks (Cost $18,325,000)				19,334,350

		Principal
		Amount*
Corporate Bonds 37.8%
Automobiles & Components 0.8%
BorgWarner Inc., senior bond, 4.375%, 3/15/45	United States	9,300,000		9,060,193
Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	5,100,000		5,361,242
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	6,000,000		6,150,000
Ford Motor Co., senior bond, 4.75%, 1/15/43	United States	18,200,000		18,935,408
				39,506,843
Banks 7.8%
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,493,465
Bank of America Corp.,
senior bond, 3.875%, 8/01/25	United States	6,000,000		6,259,344
sub. note, 4.00%, 1/22/25	United States	20,400,000		20,447,491
[e] Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	12,500,000	EUR	14,884,732
[e] Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,453,525
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		485,453
CIT Group Inc., senior note, 5.00%, 8/15/22	United States	9,000,000		9,450,000
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,764,498
sub. bond, 4.45%, 9/29/27	United States	20,000,000		20,451,640
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	720,000,000	JPY	6,805,097
2.125%, 10/13/17	Ireland	12,250,000	CHF	13,200,933
HSBC Holdings PLC,
senior note, 4.30%, 3/08/26	United Kingdom	14,800,000		15,560,868
sub. bond, 6.50%, 9/15/37	United Kingdom	3,000,000		3,629,640
sub. note, 4.25%, 8/18/25	United Kingdom	2,600,000		2,619,903
[f] Industrial and Commercial Bank of China Ltd., sub. note, 144A,
4.875%, 9/21/25	China	11,600,000		11,977,116
Intesa Sanpaolo SpA,
senior note, 2.375%, 1/13/17	Italy	24,500,000		24,639,650
senior note, 3.875%, 1/16/18	Italy	4,300,000		4,422,744
[f] sub. note, 144A, 5.71%, 1/15/26	Italy	17,500,000		17,160,062

84 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*			Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.,
[g] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000			$6,265,025
[g] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000			10,712,000
senior note, 3.25%, 9/23/22	United States	11,400,000			11,857,254
[f] Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%, 3/27/24	Japan	8,700,000			9,138,602
[f] Norddeutsche Landesbank Girozentrale, secured note, 144A,
2.00%, 2/05/19	Germany	7,000,000			7,084,175
PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000			5,278,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000			11,573,968
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	4,100,000			4,386,898
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR		5,043,218
[f] Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000			10,011,700
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000			6,011,148
[h] UniCredit SpA, senior note, FRN, 1.84%, 10/31/17	Italy	9,500,000	EUR		11,071,156
[e] Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR		14,608,153
[g,h] Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000			15,580,500
Wells Fargo & Co.,
[g] junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	9,900,000			10,586,812
[g] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000			5,637,500
sub. bond, 4.65%, 11/04/44	United States	10,000,000			10,399,250
[f] Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	10,800,000			10,960,272
[f] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000			10,095,004
					372,007,296
Capital Goods 1.3%
[f] Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000			11,893,220
[i] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	11,201			9,002
General Electric Co., senior note, A, 8.50%, 4/06/18	United States	135,000,000		MXN	8,362,539
[f] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	1,400,000			1,471,750
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000			16,040,906
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000			8,890,795
[f] Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	5,800,000			6,085,708
United Technologies Corp., senior note, 3.10%, 6/01/22	United States	11,800,000			12,474,901
					65,228,821
Consumer Durables & Apparel 0.7%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	13,500,000			12,588,750
Centex LLC, senior note, 6.50%, 5/01/16	United States	19,795,000			19,795,000
					32,383,750
Consumer Services 0.7%
[f] International Game Technology PLC, senior secured bond, 144A,
6.50%, 2/15/25	United States	6,000,000			6,105,000
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000			19,123,322
Yum! Brands Inc.,
senior bond, 6.25%, 3/15/18	United States	4,000,000			4,280,000
senior note, 5.30%, 9/15/19	United States	3,000,000			3,206,250
					32,714,572
Diversified Financials 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	6,000,000			6,153,990
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000			839,045

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	$6,044,244
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	10,000,000	8,932,000
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000	3,093,928
The Goldman Sachs Group Inc.,
[g] junior sub. bond, M, 5.375% to 5/10/20, FRN thereafter, Perpetual	United States	3,500,000	3,381,875
senior note, 3.75%, 5/22/25	United States	7,700,000	7,923,985
senior note, 3.75%, 2/25/26	United States	9,300,000	9,579,158
[f] Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%, 1/13/17	Hong Kong	9,500,000	9,642,168
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	12,000,000	12,666,000
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000	10,199,360
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000	12,935,775
Navient Corp., senior note,
8.45%, 6/15/18	United States	2,000,000	2,147,500
5.50%, 1/15/19	United States	7,000,000	6,956,250
Springleaf Finance Corp.,
senior bond, 5.75%, 9/15/16	United States	14,000,000	14,116,256
senior note, 6.00%, 6/01/20	United States	1,200,000	1,153,500
senior note, 7.75%, 10/01/21	United States	1,000,000	991,250
[f] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A,
3.70%, 6/10/25	China	12,800,000	13,442,688
[f] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A,
4.125%, 2/02/26	Australia	8,200,000	8,506,819
			138,705,791
Energy 4.6%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000	2,444,283
[f] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	2,755,000
[f] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note,
144A, 11.50%, 1/15/21	United States	2,100,000	2,289,000
Canadian Natural Resources Ltd., senior note, 5.70%, 5/15/17	Canada	5,400,000	5,565,804
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000	1,215,000
[f] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,857,000	1,272,045
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	13,626,830
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000	11,554,367
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000	897,000
senior note, 3.90%, 5/15/24	United States	3,600,000	3,040,931
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000	6,075,000
Energy Transfer Partners LP, senior bond,
4.90%, 3/15/35	United States	15,400,000	13,272,105
5.15%, 2/01/43	United States	6,000,000	5,096,868
[f,j] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	6,000,000	2,130,000
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	6,200,000	4,672,983
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,474,375
Enterprise Products Operating LLC, senior bond, 4.45%, 2/15/43	United States	6,000,000	5,748,648
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000	21,946,899
[f,k] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A,
3.85%, 2/06/20	Russia	10,000,000	9,898,350
[c] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	3,500,000	787,500
[f] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	2,275,000	739,375

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Kinder Morgan Energy Partners LP, senior note,
5.95%, 2/15/18	United States	12,300,000		$12,925,849
6.85%, 2/15/20	United States	1,000,000		1,104,273
[c,f,j] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/16	United States	3,000,000		585,000
[f] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	9,500,000		9,281,927
MPLX LP, 4.00%, 2/15/25	United States	4,600,000		4,110,413
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000		7,179,449
[f,j] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	5,000,000		588,000
[h] Petrobras Global Finance BV, senior note, FRN, 3.522%, 3/17/20	Brazil	14,400,000		11,862,000
[f] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000		7,375,633
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000		2,257,500
[f] Sinopec Group Overseas Development 2014 Ltd., senior note, 144A,
4.375%, 4/10/24	China	9,300,000		9,896,781
[f] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
3.25%, 4/28/25	China	16,400,000		16,169,006
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		9,029,054
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		566,261
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000		6,267,227
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	2,400,000		1,788,000
				218,488,736
Food & Staples Retailing 0.7%
[f] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000		17,223,040
CVS Health Corp., senior note, 5.75%, 6/01/17	United States	362,000		380,320
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,791,729
				34,395,089
Food, Beverage & Tobacco 1.3%
Constellation Brands Inc., senior note,
7.25%, 5/15/17	United States	5,000,000		5,281,250
A, 7.25%, 9/01/16	United States	6,000,000		6,117,510
[f] H.J. Heinz Co., senior note, 144A, 3.50%, 7/15/22	United States	21,400,000		22,615,477
[e] Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	3,300,000	EUR	4,024,441
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United States	9,300,000		11,130,194
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000		12,928,224
				62,097,096
Health Care Equipment & Services 1.0%
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		14,750,226
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000		2,183,000
HCA Inc., senior bond, 5.875%, 5/01/23	United States	8,000,000		8,455,000
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,710,042
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	3,000,000		3,150,342
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	7,000,000		7,035,000
Zimmer Holdings Inc., senior bond, 4.25%, 8/15/35	United States	6,500,000		6,521,925
				45,805,535
Household & Personal Products 0.3%
Avon Products Inc., senior note, 6.35%, 3/15/20	United States	18,500,000		15,771,250
Insurance 1.6%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		18,563,632

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Insurance (continued)
[f] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		$13,061,532
MetLife Inc., junior sub. note,
6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000		4,272,400
[g] 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	2,000,000		1,952,400
Metlife Inc., senior note, 3.00%, 3/01/25	United States	1,500,000		1,504,787
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,574,000
[f] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A,
4.90%, 9/15/44	United States	20,400,000		22,078,328
[f] TIAA Asset Management Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	5,800,000		5,920,472
				74,927,551
Materials 1.7%
ArcelorMittal, senior note, 6.50%, 3/01/21	Luxembourg	8,000,000		8,193,280
[e] Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	13,915,222
[f] Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000		1,105,000
[f] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	8,000,000		7,734,600
[f] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	1,600,000		1,684,160
[f] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000		4,587,961
LyondellBasell Industries NV, senior bond, 4.625%, 2/26/55	United States	18,400,000		17,274,122
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	9,200,000		10,120,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,661,897
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		12,360,000
[j] Verso Paper Holdings LLC/Inc., senior secured note, first lien,
11.75%,1/15/19	United States	451,000		57,503
				82,693,745
Media 1.7%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,355,044
senior bond, 7.90%, 12/01/95	United States	500,000		645,321
senior note, 3.00%, 9/15/22	United States	5,100,000		5,300,710
senior note, 3.70%, 10/15/25	United States	2,300,000		2,466,364
[f] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	3,500,000		3,543,750
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	3,400,000		3,412,750
[f] CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A,
5.375%, 5/01/25	United States	7,000,000		7,183,750
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000		3,255,000
senior note, 8.625%, 2/15/19	United States	9,000,000		10,012,500
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		11,981,350
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		716,146
6.10%, 7/15/40	United States	8,600,000		10,435,421
Viacom Inc., senior bond,
4.25%, 9/01/23	United States	1,000,000		1,030,873
4.85%, 12/15/34	United States	16,500,000		14,872,440
[f] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 8/15/26	United Kingdom	4,300,000		4,343,000
				81,554,419
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000		13,388,034

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[f] Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	8,300,000		$8,535,803
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	9,200,000		10,518,894
Gilead Sciences Inc., senior bond,
4.50%, 2/01/45	United States	6,000,000		6,410,922
4.75%, 3/01/46	United States	9,000,000		10,002,204
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,492,623
[f] Valeant Pharmaceuticals International Inc., senior bond, 144A,
6.125%, 4/15/25	United States	6,800,000		5,661,000
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	20,000,000		19,668,180
				88,677,660
Real Estate 1.5%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	12,700,000		13,023,837
4.40%, 2/15/26	United States	9,400,000		10,145,599
ERP Operating LP, 5.75%, 6/15/17	United States	881,000		925,446
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		16,697,604
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		12,979,075
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,037,740
				69,809,301
Retailing 1.4%
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	18,600,000		16,884,373
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000		13,492,201
[c,f,j] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	1,402,809
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000		10,053,861
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	28,800,000		23,472,000
				65,305,244
Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		22,397,342
Software & Services 0.6%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000		10,336,300
[f] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	7,700,000		7,805,875
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000		9,828,007
				27,970,182
Technology Hardware & Equipment 0.5%
Juniper Networks Inc., senior bond,
4.50%, 3/15/24	United States	4,500,000		4,587,876
4.35%, 6/15/25	United States	9,300,000		9,400,673
[f] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	9,800,000		9,555,000
				23,543,549
Telecommunication Services 2.0%
AT&T Inc.,
senior bond, 4.50%, 5/15/35	United States	16,200,000		16,368,804
senior note, 3.95%, 1/15/25	United States	7,400,000		7,807,015
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000		22,660,380
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	6,000,000		3,907,500
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	7,000,000		5,183,570
Sprint Corp., senior note, 7.625%, 2/15/25	United States	2,000,000		1,510,000

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	9,000,000		$9,933,705
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000		12,885,879
4.522%, 9/15/48	United States	10,700,000		10,919,446
[f] Wind Acquisition Finance SA, secured note, second lien, 144A,
7.375%, 4/23/21	Italy	7,000,000		6,256,250
				97,432,549
Transportation 0.3%
[f] Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		6,787,500
Burlington Northern and Santa Fe 99-2 Trust, secured bond,
7.57%, 1/02/21	United States	102,620		113,570
[f] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		3,848,462
The Hertz Corp., senior note, 4.25%, 4/01/18	United States	5,000,000		5,075,000
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	201,039		223,925
				16,048,457
Utilities 2.0%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		960,807
Dominion Resources Inc., senior bond, 3.90%, 10/01/25	United States	9,300,000		9,796,797
DPL Inc., senior note, 6.50%, 10/15/16	United States	337,000		344,161
[f,g] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		23,208,000
[f] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		4,513,750
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		9,702,774
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,319,814
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	12,400,000		12,406,200
Sempra Energy, senior note, 3.75%, 11/15/25	United States	8,200,000		8,587,098
[f] State Grid Overseas Investment 2013 Ltd., senior note, 144A,
3.125%, 5/22/23	China	10,400,000		10,560,524
[e] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	11,992,957
				94,392,882
Total Corporate Bonds (Cost $1,804,977,199)				1,801,857,660
[h,l] Senior Floating Rate Interests 1.6%
Automobiles & Components 0.0%†
TI Group Automotive Systems LLC, Initial U.S. Term Loan,
4.50%, 6/25/22	United States	1,150,336		1,150,336
Capital Goods 0.0%†
Sensus USA Inc., Term Loan, 6.50%, 4/05/23	United States	2,070,000		2,036,362
Consumer Durables & Apparel 0.0%†
[m] Prime Security Services Borrower LLC, Term B-1 Loans,
7.00%, 5/02/22	United States	247,508		248,707
Consumer Services 0.1%
Fitness International LLC, Term B Loan, 5.529%, 7/01/20	United States	2,543,779		2,499,263
[c,n] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.25%, 6/30/16	United States	734,537		704,055
				3,203,318
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans,
4.75%, 12/01/22	United States	848,974		843,668

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
[h,l] Senior Floating Rate Interests (continued)
Diversified Financials (continued)
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	1,636,193	$1,639,944
			2,483,612
Energy 0.2%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 8.75%, 8/16/20	United States	3,381,323	3,009,377
Second Lien Initial Term Loan, 12.50%, 2/16/21	United States	592,359	497,581
[c] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,457,711	3,365,572
Foresight Energy LLC, Term Loans, 7.50%, 8/21/20	United States	500,000	440,000
[c] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	191,329	184,752
			7,497,282
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans, 3.685% - 3.886%,
12/31/18	United States	3,061,012	3,050,249
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	994,911	995,782
			4,046,031
Materials 0.3%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,356,911	3,281,380
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	6,126,175	5,797,659
Huntsman International LLC, Extended Term Loan B, 3.435% - 3.519%, 4/19/19	United States	1,750,226	1,749,496
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	2,065,425	2,057,938
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,934,572	1,953,918
			14,840,391
Media 0.2%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,675,149	1,685,409
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	203,687	203,891
Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	7,001,211	7,049,345
			8,938,645
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	3,272,648	3,267,192
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.435%, 2/27/21	United States	2,838,139	2,845,234
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan,
4.50%, 2/13/19	United States	1,780,219	1,739,422
			7,851,848
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,561,664	3,510,020
[m] PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	2,646,200	2,640,936
			6,150,956
Semiconductors & Semiconductor Equipment 0.1%
[m] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans,
4.25%, 2/01/23	United States	1,909,554	1,914,196
[m] MKS Instruments Inc., Term Loan, 6.50%, 4/25/23	United States	187,781	188,837

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
[h,l] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	2,019,174		$2,032,551
				4,135,584
Software & Services 0.2%
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	772,736		779,497
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	7,810,689		7,390,865
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		469,067
				8,639,429
Technology Hardware & Equipment 0.0%†
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,352,518		1,353,111
[m] Western Digital Corp., U.S. Term Loan B, 8.00%, 4/29/23	United States	998,146		983,797
				2,336,908
Telecommunication Services 0.0%†
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	525,899		494,476
Windstream Corp., Tranche B-5 Term Loan, 3.50%, 8/08/19	United States	505,412		499,937
				994,413
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan,
5.50%, 6/18/20	Marshall Islands	1,727,130		1,563,053
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	62,540		55,348
				1,618,401
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	605,541		604,595
Total Senior Floating Rate Interests
(Cost $77,991,348)				76,776,818

Foreign Government and Agency Securities 4.3%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000		19,000,408
Government of Hungary,
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	11,673,038
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,381,564
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	5,834,650
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	833,299
[e] senior bond, Reg S, 3.875%, 2/24/20	Hungary	285,000	EUR	365,124
[e] senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR	132,785
[e] senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000	EUR	258,752
[e] senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000	EUR	883,744
[f] Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000		5,533,179
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	18,000,000	MYR	4,636,826
senior bond, 4.24%, 2/07/18	Malaysia	29,500,000	MYR	7,716,970
senior note, 3.172%, 7/15/16	Malaysia	37,000,000	MYR	9,484,843
senior note, 4.012%, 9/15/17	Malaysia	76,500,000	MYR	19,885,104
Government of Mexico,
7.25%, 12/15/16	Mexico	3,414,390[o] MXN		20,268,049
7.75%, 12/14/17	Mexico	2,600,000[o] MXN		15,997,789
M, 4.75%, 6/14/18	Mexico	1,840,000[o] MXN		10,772,831
senior note, 8.50%, 12/13/18	Mexico	2,000,000[o] MXN		12,746,713

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[f] Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000		$6,158,010
[f] Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	5,700,000	EUR	7,240,469
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	23,800,000	LKR	161,556
B, 6.40%, 10/01/16	Sri Lanka	18,900,000	LKR	127,563
[f] Government of Ukraine, 144A,
7.75%, 9/01/20	Ukraine	292,000		281,561
7.75%, 9/01/21	Ukraine	229,000		219,703
7.75%, 9/01/22	Ukraine	229,000		219,130
7.75%, 9/01/23	Ukraine	229,000		218,386
7.75%, 9/01/24	Ukraine	229,000		218,409
7.75%, 9/01/25	Ukraine	229,000		216,691
7.75%, 9/01/26	Ukraine	229,000		215,254
7.75%, 9/01/27	Ukraine	229,000		213,978
[a,p] VRI, GDP Linked Securities, 5/31/40	Ukraine	474,000		148,836
[f] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	5,120,000		5,724,570
Italy Treasury Bond, 2.50%, 12/01/24	Italy	6,000,000	EUR	7,524,323
Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	21,100,000,000	KRW	18,596,430
[q] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695[r] BRL		11,354,762
[f] Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A,
zero cpn., 5/31/18	Peru	363,098		350,547
Total Foreign Government and Agency Securities
(Cost $224,969,501)				207,595,846
U.S. Government and Agency Securities 14.4%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	60,000,000		79,282,020
5.50%, 8/15/28	United States	15,000,000		20,751,570
6.25%, 5/15/30	United States	30,000,000		45,451,170
4.75%, 2/15/37	United States	19,750,000		27,709,408
3.875%, 8/15/40	United States	52,000,000		64,731,888
4.75%, 2/15/41	United States	34,000,000		47,959,244
3.125%, 2/15/43	United States	17,000,000		18,683,068
2.875%, 5/15/43	United States	82,000,000		85,805,292
2.875%, 8/15/45	United States	5,000,000		5,215,040
U.S. Treasury Note,
3.625%, 2/15/21	United States	25,000,000		27,720,700
3.125%, 5/15/21	United States	90,000,000		97,968,150
2.125%, 6/30/21	United States	75,000,000		77,970,675
2.00%, 8/31/21	United States	30,000,000		30,969,720
2.00%, 11/30/22	United States	36,900,000		37,891,688
2.75%, 11/15/23	United States	15,000,000		16,188,570
Total U.S. Government and Agency Securities
(Cost $669,673,769)				684,298,203
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 17.0%
Banks 5.4%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	10,562,000		10,489,665
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000		7,370,374
[h] 2007-3, AM, FRN, 5.716%, 6/10/49	United States	17,730,000		18,258,003

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Bear Stearns Commercial Mortgage Securities Inc.,
[h] 2006-PW11, AJ, FRN, 5.558%, 3/11/39	United States	17,194,000	$16,469,741
[h] 2006-PW12, AJ, FRN, 5.973%, 9/11/38	United States	3,101,773	3,099,022
2006-PW13, AJ, 5.611%, 9/11/41	United States	9,453,000	9,434,881
[h] 2007-PW16, AM, FRN, 5.911%, 6/11/40	United States	11,110,000	11,431,118
[h] Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.483%, 11/15/19	United States	4,400,000	4,395,927
2007-A2, A2, FRN, 0.513%, 12/16/19	United States	26,136,000	26,115,350
[h] Citibank Credit Card Issuance Trust,
2013-A7, A7, FRN, 0.867%, 9/10/20	United States	11,130,000	11,162,701
2013-A12, A12, FRN, 0.85%, 11/07/18	United States	7,050,000	7,054,743
2014-A3, A3, FRN, 0.637%, 5/09/18	United States	5,000,000	5,000,258
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	10,492,000	9,430,472
[h] Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 1.189%, 3/25/34	United States	1,975,330	1,904,132
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1,
5.00%, 9/25/19	United States	818,701	841,998
[f,h] Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN,
2.965%, 3/26/36	United States	3,859,238	3,824,923
[h] FNMA, 2005-122, FN, FRN, 0.789%, 1/25/36	United States	620,775	616,028
Greenwich Capital Commercial Funding Corp.,
[h] 2006-GG7, AJ, FRN, 6.129%, 7/10/38	United States	13,910,000	12,622,022
[h,s] 2006-GG7, AM, FRN, 6.129%, 7/10/38	United States	4,685,000	4,689,259
2007-GG9, A4, 5.444%, 3/10/39	United States	15,051,323	15,310,098
JP Morgan Chase Commercial Mortgage Securities Trust,
[h,s] 2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000	2,664,275
2006-CB17, AM, 5.464%, 12/12/43	United States	13,790,000	13,661,615
[h,s] 2006-LDP7, AJ, FRN, 6.147%, 4/17/45	United States	5,193,000	3,910,329
[h] LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 6.116%, 6/15/38	United States	11,540,000	11,525,863
[h] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.179%, 3/25/28	United States	1,640,303	1,559,039
[h] Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.639%, 5/25/33	United States	3,306,138	3,151,516
2005-WMC, M2, FRN, 1.174%, 1/25/35	United States	2,589,081	2,519,343
Morgan Stanley Capital I Trust,
[f] 2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	420,081	420,080
[h] 2006-HQ8, AJ, FRN, 5.59%, 3/12/44	United States	7,018,762	7,006,124
[h] 2007-IQ16, AM, FRN, 6.256%, 12/12/49	United States	16,470,000	17,269,948
[h] Wachovia Bank Commercial Mortgage Trust,
2006-C25, AJ, FRN, 6.044%, 5/15/43	United States	3,611,790	3,611,393
FRN, 6.044%, 5/15/43	United States	6,683,000	6,671,723
Wells Fargo Mortgage Backed Securities Trust,
[h] 2004-W, A9, FRN, 2.753%, 11/25/34	United States	1,922,025	1,946,870
[s] 2007-3, 3A1, 5.50%, 4/25/22	United States	289,008	293,022
[i] Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	16,622	16,622
			255,748,477
Diversified Financials 11.5%
[f,h] ALM VIII Ltd., 2013-8A, A1A, 144A, FRN, 2.084%, 1/20/26	Cayman Islands	3,360,000	3,354,254
[h] American Express Credit Account Master Trust,
2008-2, A, FRN, 1.693%, 9/15/20	United States	15,550,000	15,829,794
2012-1, A, FRN, 0.703%, 1/15/20	United States	8,160,000	8,169,198

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[h] American Express Credit Account Secured Note Trust, 2012-4, A, FRN,
0.673%, 5/15/20	United States	11,193,000	$11,201,585
[h] American Home Mortgage Investment Trust, 2004-3, 4A, FRN,
2.366%, 10/25/34	United States	2,243,776	2,190,733
[h,s] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates,
2004-R4, M1, FRN, 1.264%, 6/25/34	United States	6,743,600	6,615,546
[f] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,709,148
[f,h] Apidos CDO V, 2007-5A, B, 144A, FRN, 1.328%, 4/15/21	United States	3,000,000	2,895,000
[f,h] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	10,901,599	11,035,579
[f,h] ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.629%, 11/25/20	United States	1,090,000	1,074,860
[f,h] Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.853%, 4/16/21	United States	5,797,262	5,701,955
B, 144A, FRN, 1.003%, 4/16/21	United States	9,780,000	9,375,206
[f,h] ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.889%, 10/11/21	United States	13,312,923	13,080,346
A1C, 144A, FRN, 0.899%, 10/11/21	United States	3,229,278	3,176,770
[h] Argent Securities Inc., 2005-W2, A2C, FRN, 0.799%, 10/25/35	United States	5,078,422	4,848,729
[f,h] Atrium CDO Corp., 10A,
A, 144A, FRN, 1.753%, 7/16/25	United States	3,890,000	3,854,796
C, 144A, FRN, 3.233%, 7/16/25	United States	4,650,000	4,516,592
[f,h] Atrium IX, 9A,
A, 144A, FRN, 1.936%, 2/28/24	United States	3,360,000	3,342,898
C, 144A, FRN, 3.886%, 2/28/24	United States	3,500,000	3,510,045
[f,h] Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.858%, 1/18/21	United States	2,272,256	2,234,787
[f,h] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.834%, 10/20/26	United States	10,000,000	9,303,000
[h] Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.319%, 11/25/34	United States	1,174,919	1,123,155
[f,h] Bluemountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.038%, 10/29/25	United States	2,638,970	2,630,209
[f,h] Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 1.285%, 7/21/20	United States	2,000,000	1,928,840
[f,h] Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
2.024%, 1/20/25	United States	9,040,000	9,017,400
[f,h] Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN,
2.668%, 5/15/25	United States	3,400,000	3,390,786
[f,h] Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.633%, 10/18/26	United States	6,401,000	6,233,166
[f,h] Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.975%, 3/11/21	United States	5,686,824	5,447,522
B, 144A, FRN, 1.355%, 3/11/21	United States	8,500,000	7,240,725
[f,h] Cent CLO 20 Ltd., 2013-20A, C, 144A, FRN, 3.638%, 1/25/26	United States	3,500,000	3,421,670
[f,h] Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.434%, 7/27/26	United States	1,760,000	1,698,118
[f,h] Cent CLO LP,
2013-17A, D, 144A, FRN, 3.616%, 1/30/25	United States	3,500,000	3,409,000
2013-20A, A, 144A, FRN, 2.118%, 1/25/26	United States	3,000,000	2,986,650
[f,h] Cent CLO, 13-17A, A1, 144A, FRN, 1.916%, 1/30/25	United States	16,246,000	15,959,746
[h] Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN,
0.939%, 2/25/35	United States	625,033	549,026
[h] Chase Issuance Trust,
2013-A6, A6, FRN, 0.853%, 7/15/20	United States	17,443,000	17,470,058
2014-A3, A3, FRN, 0.633%, 5/15/18	United States	22,980,000	22,980,216
[f,h] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.036%, 7/26/21	United States	16,495,000	16,253,348
[f,h] Colony American Homes,
2014-1A, A, 144A, FRN, 1.586%, 5/17/31	United States	9,703,409	9,626,328
2014-2A, C, 144A, FRN, 2.336%, 7/17/31	United States	10,105,000	9,925,358

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[f] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	12,166,658	$12,115,025
[f,h] Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.578%, 7/15/21	United States	8,986,000	8,716,420
[f] Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A,
4.80%, 12/15/35	United States	146,851	147,323
[f,h] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.749%, 10/20/43	United States	849,690	847,855
[f,h] Dryden 33 Senior Loan Fund, 2014-33A, A, 144A, FRN, 2.108%, 7/15/26	United States	6,460,000	6,443,979
[f,h] Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.078%, 7/15/26	United States	10,096,000	10,027,549
B, 144A, FRN, 2.678%, 7/15/26	United States	1,813,400	1,774,321
C, 144A, FRN, 3.628%, 7/15/26	United States	1,558,600	1,521,365
[f,h] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN,
3.673%, 9/10/35	United States	3,255,000	3,480,407
[f] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,951,828
[h] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M3, FRN, 4.939%, 2/25/24	United States	9,075,000	9,348,600
2014-DN3, M3, FRN, 4.439%, 8/25/24	United States	3,028,000	2,989,984
2014-DN4, M3, FRN, 4.989%, 10/25/24	United States	9,500,000	9,789,607
2015-DN1, M3, FRN, 4.589%, 1/25/25	United States	9,310,000	9,868,850
2015-DNA1, M3, FRN, 3.739%, 10/25/27	United States	3,920,000	3,900,128
2015-HQ1, M3, FRN, 4.239%, 3/25/25	United States	2,000,000	2,028,347
[f] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	8,975,649
[f,h] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 1.878%, 4/15/25	United States	15,465,000	15,293,493
[s] GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	9,302,507	1,557,614
[f,h] Goldman Sachs Asset Management CLO PLC, 2007-1A, C, 144A, FRN,
1.716%, 8/01/22	United States	1,560,000	1,537,942
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	3,085,984	3,372,991
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	13,406,953	13,287,591
[h,s] GSAA Home Equity Trust, 2005-5, M3, FRN, 1.384%, 2/25/35	United States	3,550,000	3,379,942
[f] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	2,620,000	2,648,034
[h] Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.414%, 12/25/34	United States	3,619,040	3,402,446
[f,h] Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 2.936%, 12/17/31	United States	1,250,000	1,251,963
2015-SFR1, B, 144A, FRN, 2.286%, 3/17/32	United States	7,400,000	7,372,251
2015-SFR2, C, 144A, FRN, 2.436%, 6/17/32	United States	2,340,000	2,296,538
2015-SFR3, C, 144A, FRN, 2.436%, 8/17/32	United States	10,402,000	10,189,531
[f,h] Katonah Ltd., 2007-IA, A2L, 144A, FRN, 2.138%, 4/23/22	United States	5,416,684	5,373,513
[f,h] Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.328%, 4/15/21	United States	2,190,000	2,121,168
[f,h] LCM XI LP, 11A, B, 144A, FRN, 2.783%, 4/19/22	United States	10,000,000	10,050,900
[h] Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2.804%, 2/25/34	United States	1,635,362	1,275,380
[f,h] Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 1.331%, 1/12/21	United States	4,000,000	3,810,080
[f,h] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.968%, 12/24/39	United States	73,812	73,725
[f,h] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.184%, 4/27/27	United States	18,215,625	18,146,770
[f,h] Octagon Investment Partners XXIII Ltd., 15-1A,
A1, 144A, FRN, 2.048%, 7/15/27	United States	7,581,042	7,505,004
A2, 144A, FRN, 2.048%, 7/15/27	United States	7,197,192	7,125,004
[f,h] Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.836%, 2/17/32	United States	6,130,000	6,131,551
Residential Asset Securities Corp., 2001-KS2, AI5, 7.514%, 6/25/31	United States	7,750	8,049
[f,h] Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, FRN, 1.323%, 10/16/20	United States	9,000,000	8,577,540
[h] Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 1.868%, 2/25/32	United States	21,978	19,938
[f,h] Tricon American Homes Trust, 2015-SFR1, C, 144A, FRN, 2.336%, 5/17/32	United States	8,170,000	7,910,148

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[f,h] Trimaran CLO VII Ltd., 2007-1A, A2L, 144A, FRN, 1.004%, 6/15/21	United States	2,000,000	$1,955,000
[f,h] Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.959%, 7/11/21	United States	1,125,872	1,121,188
[f,h] Voya CLO Ltd.,
2013-3A, A2, 144A, FRN, 2.433%, 1/18/26	United States	900,000	885,240
2014-4A, A1, 144A, FRN, 2.13%, 10/14/26	Cayman Islands	6,420,000	6,403,950
2015-1A, A1, 144A, FRN, 2.113%, 4/18/27	United States	3,790,000	3,788,219
[f,h] Voya CLO II Ltd., 2006-2A, C, 144A, FRN, 1.316%, 8/01/20	United States	3,500,000	3,408,230
[f,h] West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.733%, 7/18/26	United States	2,860,000	2,771,798
B, 144A, FRN, 3.483%, 7/18/26	United States	7,540,000	7,008,430
[f,h] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.841%, 8/01/22	United States	2,007,143	1,982,475
[f,h] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.733%, 10/17/26	United States	2,000,000	1,963,720
			545,246,735
Insurance 0.0%†
[f,h] Voya CLO III Ltd., 2006-3A, B, 144A, FRN, 1.313%, 12/13/20	United States	2,000,000	1,970,000
Real Estate 0.1%
[f,h] American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.686%, 6/17/31	United States	2,360,142	2,332,462
[f,h] Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	3,933,353	3,914,453
			6,246,915
Total Asset-Backed Securities and Commercial Mortgage-
Backed Securities (Cost $813,699,041)			809,212,127
Mortgage-Backed Securities 21.3%
[h] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.914% - 3.455%, 3/01/25 - 10/01/36	United States	3,189,631	3,309,580
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.1%
FHLMC 30 Year, 6.00%, 6/01/37	United States	66,413	75,804
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	96,366	109,849
FHLMC 30 Year, 7.00%, 7/01/31	United States	6,907	7,340
FHLMC 30 Year, 8.00%, 2/01/30	United States	30,600	35,471
FHLMC 30 Year, 8.50%, 10/01/24	United States	6,528	7,595
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	39,522	40,722
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	171,779	181,163
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	482,724	518,774
[m] FHLMC Gold 30 Year, 3.50%, 5/01/46	United States	105,000,000	109,962,891
[m] FHLMC Gold 30 Year, 4.00%, 5/01/46	United States	53,500,000	57,123,775
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	2,803,332	3,058,216
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	18,669,528	20,542,648
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,554,960	1,745,142
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	2,040,314	2,324,078
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,474,383	1,727,476
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	105,249	122,813
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	24,028	29,134
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,035	4,745
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	2,907	2,939
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	16,486	16,780
			197,637,355

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*	Value
[h] Federal National Mortgage Association (FNMA)
Adjustable Rate 0.2%
FNMA, 1.915% - 4.103%, 6/01/17 - 3/01/37	United States	7,152,044	$7,549,943
Federal National Mortgage Association (FNMA) Fixed Rate 11.5%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	114,085	117,595
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	86,284	89,192
FNMA 15 Year, 5.50%, 12/01/16 - 12/01/23	United States	305,264	326,693
FNMA 15 Year, 6.00%, 6/01/17 - 9/01/22	United States	77,718	81,292
FNMA 15 Year, 6.50%, 9/01/16	United States	39	39
[m] FNMA 30 Year, 3.50%, 5/01/46	United States	207,500,000	217,460,898
[m] FNMA 30 Year, 4.00%, 5/01/46	United States	231,200,000	247,004,654
[m] FNMA 30 Year, 4.50%, 5/01/46	United States	49,500,000	53,900,859
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	2,653,549	2,938,529
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	9,818,443	11,158,966
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	13,456,892	15,378,282
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	360,676	414,076
FNMA 30 Year, 7.00%, 11/01/25	United States	4,109	4,172
FNMA 30 Year, 7.50%, 1/01/30	United States	16,704	20,705
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	96,826	121,878
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	116,286	127,324
			549,145,154
[h] Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 2.00%, 1/20/23 - 10/20/26	United States	56,056	57,959
Government National Mortgage Association (GNMA)
Fixed Rate 5.4%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	259,507	292,629
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	54,521	64,731
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	44,136	51,475
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	135,924	141,118
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,763	1,841
[m] GNMA II SF 30 Year, 3.00%, 5/01/46	United States	50,000,000	51,755,856
[m] GNMA II SF 30 Year, 3.50%, 5/01/46	United States	191,000,000	201,706,528
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	6,498	7,511
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	672,387	792,604
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	75,887	91,848
			254,906,141
Total Mortgage-Backed Securities
(Cost $1,007,201,839)			1,012,606,132

Municipal Bonds 1.6%
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,784,249
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension
Funding, Series A, 6.899%, 12/01/40	United States	800,000	983,304
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	702,773
Industry Public Facilities Authority Tax Allocation Revenue, Transportation
District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC
Insured, 4.294%, 1/01/23	United States	10,000,000	10,557,800
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000	6,766,042
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN,
5.00%, 3/01/30	United States	3,300,000	3,558,555

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Principal
	Country	Amount*		Value

Municipal Bonds (continued)
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	11,040,000		$11,640,355
Series 192, 4.81%, 10/15/65	United States	15,000,000		17,185,350
Puerto Rico Electric Power Authority Power Revenue, Series A,
6.75%, 7/01/36	United States	12,000,000		7,170,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
6.50%, 8/01/44	United States	9,005,000		3,815,869
University of California Revenue, Limited Project, Refunding, Series J,
4.131%, 5/15/45	United States	10,750,000		11,018,750
Total Municipal Bonds (Cost $80,721,134)				76,183,047

		Shares
Escrows and Litigation Trusts 0.0%†
[a,i] Comfort Co. Inc., Escrow Account	United States	716		350
[a,i] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500		—
[a,i] NewPage Corp., Escrow Account	United States	2,500,000		—
Total Escrows and Litigation Trusts (Cost $2,307)				350

		Number of
	Exchange	Contracts
Options Purchased 0.0%†
Calls – Exchange-Traded
Options on Interest Rate Futures 0.0%†
Euro-Bund, May Strike Price 164 EUR, Expires 5/26/16	EUX	230	EUR	44,776
Euro-Bund, May Strike Price 164.50 EUR, Expires 5/26/16	EUX	59	EUR	7,432
Total Options Purchased (Cost $357,706)				52,208
Total Investments before Short Term Investments
(Cost $4,777,070,828)				4,768,655,581

	Country	Shares
Short Term Investments (Cost $823,534,323) 17.3%
Money Market Funds 17.3%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	823,534,323		823,534,323
Total Investments (Cost $5,600,605,151) 117.4%				5,592,189,904
Other Assets, less Liabilities (17.4)%				(829,295,099)
Net Assets 100.0%				$4,762,894,805

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(f).
cAt April 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the aggregate value of these secu-
rities was $71,519,435, representing 1.50% of net assets.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $825,230,313, representing 17.33% of net assets.
gPerpetual security with no stated maturity date.
hThe coupon rate shown represents the rate at period end.
iSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2016, the aggregate value of these securities was $25,974, represent-
ing less than 0.01% of net assets.
jSee Note 7 regarding defaulted securities.
kSee Note 1(e) regarding loan participation notes.
lSee Note 1(h) regarding senior floating rate interests.
mA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
nIncome may be received in additional securities and/or cash.
oPrincipal amount is stated in 100 Mexican Peso Units.
pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
qRedemption price at maturity is adjusted for inflation. See Note 1(j).
rPrincipal amount is stated in 1,000 Brazilian Real Units.
sThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
At April 30, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
				Number of	Notional	Expiration	Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australian 10 Yr. Bond			Long	650	$64,563,562	6/15/16	$455,782	$—
Canadian 5 Yr. Bond			Long	543	53,579,060	6/21/16	—	(576,160)
U.S. Treasury 2 Yr. Note			Short	476	104,065,500	6/30/16	—	(187,127)
Total Financial Futures Contracts							$455,782	$(763,287)
Net unrealized appreciation (depreciation)								$(307,505)

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type			Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
South Korean Won	JPHQ	Sell	21,600,000,000		$17,366,834	5/20/16	$—	$(1,487,124)
Australian Dollar	DBAB	Sell		9,789,527	7,082,919	6/16/16	—	(344,694)
Euro	DBAB	Buy		36,238,555	39,521,406	6/16/16	2,040,372	—
Euro	DBAB	Sell		124,202,131	136,771,387	6/16/16	—	(5,675,279)
Euro	JPHQ	Sell		966,580	1,065,099	6/16/16	—	(43,466)
Euro	MSCO	Sell		5,621,360	6,191,366	6/16/16	—	(255,738)
Japanese Yen	JPHQ	Sell	3,094,000,360		25,605,167	6/16/16	—	(3,493,004)
Malaysian Ringgit	DBAB	Buy		3,367,980	787,003	6/16/16	74,430	—
Malaysian Ringgit	HSBC	Buy		790,000	184,506	6/16/16	17,553	—
Euro	DBAB	Sell		10,260,000	13,583,727	8/05/16	1,797,713	—
Australian Dollar	DBAB	Sell		33,150,000	23,778,382	8/18/16	—	(1,310,470)
Euro	BZWS	Sell		2,472,961	2,705,236	8/18/16	—	(136,869)
Euro	CITI	Sell		2,584,200	2,826,438	8/18/16	—	(143,512)
Euro	DBAB	Buy		13,358,813	15,051,374	8/18/16	301,538	—
Euro	DBAB	Sell		121,622,792	134,352,718	8/18/16	—	(5,424,980)
Euro	GSCO	Sell		1,024,000	1,165,261	8/18/16	—	(11,594)
Euro	JPHQ	Sell		19,330,124	21,976,556	8/18/16	—	(239,019)
Hungarian Forint	DBAB	Sell	4,332,000,000		15,767,635	8/18/16	—	(120,002)
Indian Rupee	DBAB	Buy		631,935,000	9,218,600	8/18/16	122,214	—
Indonesian Rupiah	DBAB	Buy	139,844,100,000		9,984,585	8/18/16	415,181	—
Japanese Yen	CITI	Sell	1,431,560,000		12,209,696	8/18/16	—	(1,282,513)
Japanese Yen	DBAB	Buy	10,515,000,000		90,230,009	8/18/16	8,872,071	—
Japanese Yen	DBAB	Sell	15,105,288,120		129,749,969	8/18/16	—	(12,614,794)
Japanese Yen	HSBC	Sell	1,038,822,700		9,059,017	8/18/16	—	(731,710)
Japanese Yen	JPHQ	Sell	3,005,271,000		26,208,880	8/18/16	—	(2,115,287)
New Zealand Dollar	DBAB	Buy		112,392,053	77,553,511	8/18/16	585,841	(99,730)
New Zealand Dollar	DBAB	Sell		112,392,053	73,695,469	8/18/16	—	(4,344,152)
South Korean Won	DBAB	Buy	4,151,000,000		3,467,691	8/18/16	149,659	—
South Korean Won	DBAB	Sell	4,151,000,000		3,352,447	8/18/16	—	(264,903)
Japanese Yen	JPHQ	Sell		743,278,833	7,020,294	9/02/16	201,283	(190,190)
Australian Dollar	DBAB	Sell		36,198,000	25,404,261	10/20/16	—	(1,924,689)
Canadian Dollar	DBAB	Sell		4,900,000	3,864,993	10/20/16	—	(42,205)
Euro	BZWS	Sell		1,973,970	2,238,581	10/20/16	—	(35,207)
Euro	CITI	Sell		615,870	697,717	10/20/16	—	(11,695)
Euro	DBAB	Sell		6,009,460	6,879,029	10/20/16	—	(43,184)
Euro	HSBC	Sell		267,000	302,770	10/20/16	—	(4,783)
Euro	JPHQ	Sell		3,445,999	3,905,109	10/20/16	—	(64,289)
Hungarian Forint	JPHQ	Sell		935,000,000	3,184,063	10/20/16	—	(245,062)
Indian Rupee	DBAB	Buy		260,000,000	3,796,175	10/20/16	8,226	—
Japanese Yen	DBAB	Sell		117,763,200	1,066,705	10/20/16	—	(45,809)
Mexican Peso	DBAB	Sell		72,000,000	4,094,049	10/20/16	—	(25,348)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Philippine Peso	JPHQ	Buy	177,480,000	$3,741,935	10/20/16	$—	$(17,589)
Polish Zloty	DBAB	Buy	43,363,122	10,866,044	10/20/16	473,495	—
Polish Zloty	DBAB	Sell	43,363,122	11,098,828	10/20/16	—	(240,710)
Total Forward Exchange Contracts						$15,059,576	$(43,029,600)
Net unrealized appreciation (depreciation)							$(27,970,024)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
At April 30, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts) Appreciation		Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
CDX.NA.IG.24	1.00%	ICE	25,000,000		6/20/25	$(53,529)	$—	$(353,067)	$(406,596)	Investment
										Grade
CDX.NA.IG.26	1.00%	ICE	32,400,000		6/20/21	384,032	12,184	—	396,216	Investment
										Grade
ITRX.EUR.25	1.00%	ICE	20,650,000	EUR	6/20/21	234,562	105,924	—	340,486	Investment
										Grade
ITRX.EUR.SNRFIN.S25	1.00%	ICE	52,250,000	EUR	6/20/21	369,864	—	(2,248)	367,616	Investment
										Grade
Total Centrally Cleared Swap Contracts						934,929	118,108	(355,315)	697,722

OTC Swap Contracts
Contracts to Buy Protection
Single Name
Avon Products Inc	5.00%	GSCO	18,500,000		3/20/20	$2,361,375	$—	$(476,414)	$1,884,961
Bank of America Corp	1.00%	FBCO	20,000,000		9/20/17	83,673	—	(254,143)	(170,470)
Beazer Homes USA Inc	5.00%	CITI	4,000,000		6/20/19	(147,818)	245,597	—	97,779
Beazer Homes USA Inc	5.00%	GSCO	5,000,000		6/20/19	(194,994)	317,218	—	122,224
Canadian Natural Resources Ltd	5.00%	GSCO	5,400,000		6/20/17	(223,814)	—	(77,857)	(301,671)
Centex Corp	5.00%	FBCO	7,795,000		6/20/16	(27,255)	—	(71,454)	(98,709)
Centex Corp	5.00%	JPHQ	12,000,000		6/20/16	(50,222)	—	(101,736)	(151,958)
Constellation Brands Inc	5.00%	BZWS	3,000,000		6/20/17	(104,537)	—	(79,790)	(184,327)
Constellation Brands Inc	5.00%	DBAB	2,000,000		6/20/17	(70,170)	—	(52,715)	(122,885)
Constellation Brands Inc	5.00%	GSCO	6,000,000		9/20/16	(108,430)	—	(41,802)	(150,232)
CSC Holdings LLC	5.00%	GSCO	3,000,000		9/20/18	(147,681)	—	(99,082)	(246,763)
CSC Holdings LLC	5.00%	GSCO	9,000,000		3/20/19	(344,194)	—	(415,660)	(759,854)
Dell Inc	5.00%	GSCO	10,000,000		6/20/16	(57,950)	—	(51,171)	(109,121)
DPL Inc	5.00%	MSCO	337,000		12/20/16	(7,070)	—	(4,430)	(11,500)
El Paso Corp	5.00%	GSCO	1,100,000		6/20/17	(47,293)	—	(18,275)	(65,568)
Embarq Corp	5.00%	BZWS	10,000,000		6/20/16	(36,250)	—	(89,617)	(125,867)
Embarq Corp	5.00%	GSCO	10,000,000		6/20/16	(40,816)	—	(85,051)	(125,867)
Hartford Financial Services
Group Inc	1.00%	CITI	13,000,000		12/21/20	(155,952)	—	(129,422)	(285,374)
The Hertz Corp	5.00%	FBCO	5,000,000		6/20/18	(318,431)	—	(64,995)	(383,426)
International Lease Finance Corp	5.00%	GSCO	12,000,000		3/20/17	(392,655)	—	(117,187)	(509,842)
Kinder Morgan Energy Partners LP	5.00%	CITI	12,300,000		3/20/18	(867,392)	—	(115,364)	(982,756)
Kinder Morgan Energy Partners LP	5.00%	CITI	1,000,000		3/20/20	(168,987)	34,161	—	(134,826)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts) Appreciation		Depreciation	Value Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Lanxess AG	1.00%	CITI	10,400,000	EUR	12/20/20	$86,440	$—	$(302,987)	$(216,547)
Lennar Corp	5.00%	CITI	4,150,000		9/20/19	(317,378)	—	(207,980)	(525,358)
Lennar Corp	5.00%	CITI	6,200,000		12/20/19	(570,122)	—	(241,168)	(811,290)
Lennar Corp	5.00%	FBCO	4,500,000		9/20/19	(446,497)	—	(123,168)	(569,665)
Lennar Corp	5.00%	GSCO	3,900,000		12/20/20	(366,647)	—	(188,509)	(555,156)
The New York Times Co	5.00%	GSCO	11,700,000		12/20/16	(134,861)	—	(306,496)	(441,357)
Owens-Illinois Inc	5.00%	CITI	9,200,000		6/20/18	(752,169)	—	(241,839)	(994,008)
Pactiv LLC	5.00%	UBSW	12,000,000		6/20/17	199,676	—	(847,211)	(647,535)
PHH Corp	5.00%	GSCO	5,400,000		9/20/19	31,795	46,768	—	78,563
PPL Energy Supply LLC	5.00%	GSCO	1,000,000		6/20/16	(6,089)	—	(4,106)	(10,195)
PPL Energy Supply LLC	5.00%	JPHQ	11,400,000		6/20/16	(68,157)	—	(48,063)	(116,220)
Rite Aid Corp	5.00%	JPHQ	7,000,000		12/20/20	(1,170,280)	8,011	—	(1,162,269)
Springleaf Finance Corp	5.00%	BZWS	1,000,000		12/20/21	(10,241)	15,929	—	5,688
Springleaf Finance Corp	5.00%	GSCO	10,000,000		9/20/16	(139,819)	—	(48,298)	(188,117)
Springleaf Finance Corp	5.00%	GSCO	1,200,000		6/20/20	(59,974)	27,985	—	(31,989)
Springleaf Finance Corp	5.00%	JPHQ	4,000,000		9/20/16	(55,919)	—	(19,328)	(75,247)
Tenet Healthcare Corp	5.00%	BZWS	9,400,000		12/20/16	(182,210)	—	(138,887)	(321,097)
Tenet Healthcare Corp	5.00%	BZWS	3,000,000		3/20/19	(209,755)	—	(34,361)	(244,116)
Tenet Healthcare Corp	5.00%	DBAB	4,000,000		3/20/19	(302,657)	—	(22,831)	(325,488)
Toys R Us Inc	5.00%	DBAB	14,000,000		12/20/18	2,728,153	—	(1,117,685)	1,610,468
Toys R Us Inc	5.00%	GSCO	14,800,000		12/20/18	3,512,846	—	(1,810,351)	1,702,495
Yum! Brands Inc	5.00%	CITI	2,000,000		3/20/18	(144,719)	—	(26,248)	(170,967)
Yum! Brands Inc	5.00%	FBCO	2,000,000		3/20/18	(142,321)	—	(28,646)	(170,967)
Contracts to Sell Protection[c]
Single Name
Bank of America Corp	1.00%	FBCO	20,000,000		9/20/17	(83,673)	254,143	—	170,470	BBB+
Beazer Homes USA Inc	5.00%	CITI	4,150,000		9/20/19	57,292	—	(220,532)	(163,240)	CCC+
Beazer Homes USA Inc	5.00%	CITI	6,200,000		12/20/19	128,648	—	(459,343)	(330,695)	CCC+
Beazer Homes USA Inc	5.00%	GSCO	3,900,000		12/20/20	(421,634)	24,532	—	(397,102)	CCC+
Electricite de France SA	1.00%	BZWS	10,500,000	EUR	9/20/20	237,819	—	(50,193)	187,626	A+
Engie	1.00%	BZWS	10,500,000	EUR	9/20/20	293,710	—	(20,752)	272,958	A-
Freeport-McMoRan Inc	1.00%	DBAB	6,500,000		3/20/23	(323,197)	—	(1,119,021)	(1,442,218)	BB
Government of China	1.00%	GSCO	10,600,000		9/20/20	21,910	—	(53,551)	(31,641)	AA-
Government of Mexico	1.00%	CITI	8,400,000		6/20/20	(83,213)	—	(2,956)	(86,169)	BBB+
iHeartCommunications Inc	5.00%	BZWS	5,000,000		6/20/18	(758,089)	—	(2,179,927)	(2,938,016)	CC
MetLife Inc	1.00%	CITI	13,000,000		12/21/20	(361,041)	306,206	—	(54,835)	A-
Orange SA	1.00%	CITI	10,500,000	EUR	9/20/20	192,479	28,027	—	220,506	BBB+
Prudential Financial Inc	1.00%	BOFA	8,800,000		12/20/21	(146,820)	10,461	—	(136,359)	A
Solvay SA	1.00%	CITI	10,400,000	EUR	12/20/20	(260,738)	366,420	—	105,682	BBB-
Tenet Healthcare Corp	5.00%	BZWS	9,400,000		12/20/18	332,863	453,874	—	786,737	CCC+
Total OTC Swap Contracts						(761,452)	2,139,332	(12,210,602)	(10,832,722)
Total Credit Default Swap Contracts						$173,477	$2,257,440	$(12,565,917)	$(10,135,000)
Net unrealized appreciation (depreciation)								$(10,308,477)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and fail-
ure to pay or bankruptcy of the underlying securities for traded index swaps.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)
At April 30, 2016, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).
Cross-Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month BBA USD LIBOR + 3.29%		12,760,417	USD		$—	$(123,420)
	JPHQ			10/13/17
Pay Fixed Annual 2.125%		12,250,000	CHF
Net unrealized appreciation (depreciation)						$(123,420)

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.
See Abbreviations on page 132.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2016 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable U.S.	Floating Rate	Low Duration	Franklin
	Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund*
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,441,595,511	$2,936,913,408	$2,443,549,406	$4,699,636,518
Cost - Controlled affiliates (Note 3f)	—	—	—	49,445,350
Cost - Non-controlled affiliates (Note 3f)	39,753,347	187,596,154	98,033,158	851,523,283
Total cost of investments	$1,481,348,858	$3,124,509,562	$2,541,582,564	$5,600,605,151
Value - Unaffiliated issuers	$1,446,917,384	$2,739,851,818	$2,435,095,600	$4,691,948,217
Value - Controlled affiliates (Note 3f)	—	—	—	48,936,900
Value - Non-controlled affiliates (Note 3f)	39,753,347	187,596,154	97,877,071	851,304,787
Total value of investments	1,486,670,731	2,927,447,972	2,532,972,671	5,592,189,904
Cash	—	13,673,907	501,185	3,041,036
Foreign currency, at value (cost $—, $—, $16,403,169
and $68,428,744)	—	—	16,451,164	68,619,321
Receivables:
Investment securities sold	8,039,835	23,953,554	7,217,572	15,133,051
Capital shares sold	3,980,540	12,388,554	5,501,330	10,549,823
Dividends and interest	3,704,718	12,291,390	12,269,554	34,832,045
Due from brokers	—	—	14,448,910	34,459,344
OTC swap contracts (Upfront payments $—, $—, $5,270,868
and $14,985,428)	—	—	3,670,957	10,268,679
Unrealized appreciation on OTC forward exchange contracts	—	—	4,639,082	15,059,576
Unrealized appreciation on OTC swap contracts	—	—	1,202,861	2,139,332
Other assets	950	1,772	1,649	4,214
Total assets	1,502,396,774	2,989,757,149	2,598,876,935	5,786,296,325
Liabilities:
Payables:
Investment securities purchased	—	42,805,108	6,427,906	942,201,401
Capital shares redeemed	3,317,767	7,252,943	20,826,235	9,080,007
Management fees	612,689	1,173,466	718,657	1,605,219
Distribution fees	337,071	563,229	452,590	1,025,109
Transfer agent fees	440,723	641,763	558,990	1,650,842
Variation margin	—	—	267,542	267,066
Distributions to shareholders	113,418	2,769,957	195,180	147,030
Trustees’ fees and expenses	1,159	2,145	7,731	2,270
OTC swap contracts (Upfront receipts $—, $—, $13,677,411
and $23,670,782)	—	—	7,273,459	11,030,131
Unrealized depreciation on OTC forward exchange contracts	—	—	10,647,205	43,029,600
Unrealized depreciation on OTC swap contracts	—	—	4,556,954	12,334,022
Unrealized depreciation on unfunded loan commitments (Note 9)	—	112,143	88,507	193,334
Accrued expenses and other liabilities	149,495	1,072,965	395,732	835,489
Total liabilities	4,972,322	56,393,719	52,416,688	1,023,401,520
Net assets, at value	$1,497,424,452	$2,933,363,430	$2,546,460,247	$4,762,894,805
Net assets consist of:
Paid-in capital	$1,643,779,106	$3,444,258,375	$2,643,362,059	$4,887,754,262
Undistributed net investment income (distributions in excess of net
investment income)	(7,383,207)	2,506,023	(11,832,988)	(9,689,105)
Net unrealized appreciation (depreciation)	5,321,873	(197,173,733)	(19,388,782)	(48,555,691)
Accumulated net realized gain (loss)	(144,293,320)	(316,227,235)	(65,680,042)	(66,614,661)
Net assets, at value	$1,497,424,452	$2,933,363,430	$2,546,460,247	$4,762,894,805
*Consolidated financial statement. See Note 1(f).

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable U.S.	Floating Rate	Low Duration	Franklin
	Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund*
Class A:
Net assets, at value	$768,818,305	$1,347,530,108	$1,607,478,752	$3,701,296,021
Shares outstanding	91,190,532	158,476,620	164,100,723	379,831,431
Net asset value per share[a]	$8.43	$8.50	$9.80	$9.74
Maximum offering price per share (net asset value per share ÷
97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.62	$8.70	$10.03	$10.17
Class A1:
Net assets, at value	$178,907,450
Shares outstanding	21,227,150
Net asset value per share[a]	$8.43
Maximum offering price per share (net asset value per
share ÷ 97.75%)	$8.62
Class C:
Net assets, at value	$302,464,945	$541,459,828	$227,204,340	$451,884,678
Shares outstanding	35,901,604	63,665,253	23,246,802	46,564,409
Net asset value and maximum offering price per share[a]	$8.42	$8.50	$9.77	$9.70
Class R:
Net assets, at value				$66,644,173
Shares outstanding				6,853,927
Net asset value and maximum offering price per share				$9.72
Class R6:
Net assets, at value	$2,284,138	$9,412,150	$554,956,446	$75,347,742
Shares outstanding	270,659	1,107,050	56,421,011	7,698,557
Net asset value and maximum offering price per share	$8.44	$8.50	$9.84	$9.79
Advisor Class:
Net assets, at value	$244,949,614	$1,034,961,344	$156,820,709	$467,722,191
Shares outstanding	29,027,733	121,669,314	15,947,498	47,802,412
Net asset value and maximum offering price per share	$8.44	$8.51	$9.83	$9.78

*Consolidated financial statement. See Note 1(f).
aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2016 (unaudited)

	Franklin	Franklin	Franklin
	Adjustable U.S.	Floating Rate	Low Duration	Franklin
	Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund*
Investment income:
Dividends:
Unaffiliated issuers	$—	$195,960	$8,964	$560,399
Controlled affiliates (Note 3f)	—	—	—	388,715
Non-controlled affiliates (Note 3f)	—	—	1,219,316	790,051
Interest	17,782,428	89,503,336	30,444,227	72,407,606
Paydown gain (loss)	(6,834,090)	—	(3,016,390)	386,916
Total investment income	10,948,338	89,699,296	28,656,117	74,533,687
Expenses:
Management fees (Note 3a)	3,946,873	7,780,024	6,254,370	10,816,601
Distribution fees: (Note 3c)
Class A	1,008,935	1,737,815	2,007,829	4,430,423
Class A1	88,703	—	—	—
Class C	1,038,621	1,823,288	728,676	1,431,489
Class R	—	—	—	168,835
Transfer agent fees: (Note 3e)
Class A	521,742	747,753	1,362,776	2,766,750
Class A1	120,846	—	—	—
Class C	206,189	301,751	190,173	343,873
Class R	—	—	—	52,700
Class R6	130	125	191	590
Advisor Class	169,804	602,024	127,951	379,767
Custodian fees (Note 4)	7,846	13,763	31,987	103,491
Reports to shareholders	85,692	135,654	108,207	320,638
Registration and filing fees	78,285	94,888	111,422	160,133
Professional fees	27,302	54,505	47,620	78,587
Trustees’ fees and expenses	11,340	22,538	15,884	29,046
Other	98,418	41,585	113,910	183,667
Total expenses	7,410,726	13,355,713	11,100,996	21,266,590
Expense reductions (Note 4)	—	(1,137)	(1,969)	(5,033)
Expenses waived/paid by affiliates (Note 3f and 3g)	(28,926)	(141,863)	(1,849,849)	(1,337,487)
Net expenses	7,381,800	13,212,713	9,249,178	19,924,070
Net investment income	3,566,538	76,486,583	19,406,939	54,609,617
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	269,934	(34,974,616)	(13,933,084)	(35,688,246)
Written options	—	—	307,231	655,836
Foreign currency transactions	—	—	396,006	(1,789,293)
Futures contracts	—	—	(971,432)	3,848,610
Swap contracts	—	204,965	(3,269,944)	(6,006,499)
Net realized gain (loss)	269,934	(34,769,651)	(17,471,223)	(38,979,592)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,714,579)	(21,735,586)	22,033,215	86,483,956
Translation of other assets and liabilities denominated in
foreign currencies	—	—	(10,001,629)	(34,540,195)
Written options	—	—	(308,273)	(659,146)
Futures contracts	—	—	(287,928)	(171,486)
Swap contracts	—	47,565	(4,435,912)	(10,786,773)
Net change in unrealized appreciation (depreciation)	(14,714,579)	(21,688,021)	6,999,473	40,326,356
Net realized and unrealized gain (loss)	(14,444,645)	(56,457,672)	(10,471,750)	1,346,764
Net increase (decrease) in net assets resulting from operations	$(10,878,107)	$20,028,911	$8,935,189	$55,956,381
*Consolidated financial statement. See Note 1(f).

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund

	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,566,538	$7,386,710	$76,486,583	$181,670,130
Net realized gain (loss)	269,934	3,977,176	(34,769,651)	(57,017,412)
Net change in unrealized
appreciation (depreciation)	(14,714,579)	(16,455,279)	(21,688,021)	(139,672,972)
Net increase (decrease) in net assets
resulting from operations	(10,878,107)	(5,091,393)	20,028,911	(15,020,254)
Distributions to shareholders from:
Net investment income:
Class A	(5,459,294)	(11,496,470)	(34,400,323)	(75,905,826)
Class A1	(1,412,374)	(2,962,707)	—	—
Class C	(1,522,504)	(2,804,429)	(12,761,774)	(27,606,089)
Class R6	(19,560)	(71,457)	(369)	(4,174)
Advisor Class	(2,105,460)	(5,038,156)	(29,149,545)	(76,936,149)
Total distributions to shareholders	(10,519,192)	(22,373,219)	(76,312,011)	(180,452,238)
Capital share transactions: (Note 2)
Class A	(69,177,117)	(195,883,210)	(182,492,792)	(239,383,605)
Class A1	(17,218,732)	(51,188,248)	—	—
Class C	(29,451,242)	(86,549,659)	(76,991,235)	(81,761,761)
Class R6	139,335	(4,959,369)	9,402,739	(451,181)
Advisor Class	(60,170,478)	(103,191,545)	(346,464,736)	(534,150,566)
Total capital share transactions	(175,878,234)	(441,772,031)	(596,546,024)	(855,747,113)
Net increase (decrease) in net assets	(197,275,533)	(469,236,643)	(652,829,124)	(1,051,219,605)
Net assets:
Beginning of period	1,694,699,985	2,163,936,628	3,586,192,554	4,637,412,159
End of period	$1,497,424,452	$1,694,699,985	$2,933,363,430	$3,586,192,554
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$(7,383,207)	$(430,553)	$2,506,023	$2,331,451

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund*

	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$19,406,939	$33,091,804	$54,609,617	$108,016,847
Net realized gain (loss)	(17,471,223)	10,086,678	(38,979,592)	105,081,761
Net change in unrealized
appreciation (depreciation)	6,999,473	(41,785,644)	40,326,356	(215,394,420)
Net increase (decrease) in net assets resulting
from operations	8,935,189	1,392,838	55,956,381	(2,295,812)
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(24,438,222)	(31,970,213)	(86,787,269)	(102,580,350)
Class C	(3,012,407)	(3,021,768)	(10,282,905)	(12,390,512)
Class R	—	—	(1,637,026)	(1,874,785)
Class R6	(8,519,430)	(11,544,553)	(1,811,413)	(1,493,816)
Advisor Class	(2,398,947)	(3,636,737)	(12,965,801)	(38,204,478)
Total distributions to shareholders	(38,369,006)	(50,173,271)	(113,484,414)	(156,543,941)
Capital share transactions: (Note 2)
Class A	(28,703,216)	98,528,651	216,277,432	417,940,997
Class C	18,469,706	49,157,590	13,395,972	25,914,042
Class R	—	—	(2,885,042)	13,325,622
Class R6	51,612,835	99,586,210	7,308,114	44,485,978
Advisor Class	8,020,543	(45,036,986)	(51,509,049)	(717,785,422)
Total capital share transactions	49,399,868	202,235,465	182,587,427	(216,118,783)
Net increase (decrease) in net assets	19,966,051	153,455,032	125,059,394	(374,958,536)
Net assets:
Beginning of period	2,526,494,196	2,373,039,164	4,637,835,411	5,012,793,947
End of period	$2,546,460,247	$2,526,494,196	$4,762,894,805	$4,637,835,411
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of period	$(11,832,988)	$7,129,079	$(9,689,105)	$49,185,692

*Consolidated financial statement. See Note 1(f).

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities and foreign exchange traded derivatives are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain or all Funds purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as variation margin payable or receivable in the Statements of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI included growth risk, liquidity, and the potential loss of investment.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2016, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

f. Investments in FT Holdings Corporation I (FT Subsidiary) (continued)

Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2016, the net assets of the FT Subsidiary were $4,303,418, representing less than 1.0% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

g. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2016
Shares sold	15,104,222	$128,246,628	11,150,536	$93,041,026
Shares issued in reinvestment of distributions	613,929	5,202,789	3,842,108	31,991,173
Shares redeemed	(23,869,281)	(202,626,534)	(36,907,574)	(307,524,991)
Net increase (decrease)	(8,151,130)	$(69,177,117)	(21,914,930)	$(182,492,792)
Year ended October 31, 2015
Shares sold	29,600,803	$255,228,822	35,259,302	$314,270,932
Shares issued in reinvestment of distributions	1,093,408	9,421,052	7,762,505	69,039,598
Shares redeemed	(53,496,340)	(460,533,084)	(69,916,661)	(622,694,135)
Net increase (decrease)	(22,802,129)	$(195,883,210)	(26,894,854)	$(239,383,605)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:
Six Months ended April 30, 2016
Shares sold	393,146	$3,335,450
Shares issued in reinvestment of distributions	157,957	1,338,620
Shares redeemed	(2,579,758)	(21,892,802)
Net increase (decrease)	(2,028,655)	$(17,218,732)
Year ended October 31, 2015
Shares sold	1,222,138	$10,538,383
Shares issued in reinvestment of distributions	322,924	2,781,758
Shares redeemed	(7,479,327)	(64,508,389)
Net increase (decrease)	(5,934,265)	$(51,188,248)

Class C Shares:
Six Months ended April 30, 2016
Shares sold	3,130,294	$26,574,535	4,472,213	$37,294,696
Shares issued in reinvestment of distributions	165,584	1,402,227	1,386,332	11,545,345
Shares redeemed	(6,771,761)	(57,428,004)	(15,096,798)	(125,831,276)
Net increase (decrease)	(3,475,883)	$(29,451,242)	(9,238,253)	$(76,991,235)
Year ended October 31, 2015
Shares sold	5,349,068	$46,082,804	14,110,236	$125,708,580
Shares issued in reinvestment of distributions	298,946	2,574,236	2,777,065	24,699,170
Shares redeemed	(15,680,366)	(135,206,699)	(26,067,686)	(232,169,511)
Net increase (decrease)	(10,032,352)	$(86,549,659)	(9,180,385)	$(81,761,761)

Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	36,117	$306,970	1,106,207	$9,402,500
Shares issued in reinvestment of distributions	2,306	19,560	30	246
Shares redeemed	(22,114)	(187,195)	(1)	(7)
Net increase (decrease)	16,309	$139,335	1,106,236	$9,402,739
Year ended October 31, 2015
Shares sold	398,482	$3,455,605	702	$6,249
Shares issued in reinvestment of distributions	8,176	70,673	444	3,983
Shares redeemed	(980,650)	(8,485,647)	(51,765)	(461,413)
Net increase (decrease)	(573,992)	$(4,959,369)	(50,619)	$(451,181)

Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	5,986,594	$50,827,469	23,175,528	$193,774,845
Shares issued in reinvestment of distributions	217,383	1,844,590	1,553,693	12,944,359
Shares redeemed	(13,265,328)	(112,842,537)	(66,212,443)	(553,183,940)
Net increase (decrease)	(7,061,351)	$(60,170,478)	(41,483,222)	$(346,464,736)
Year ended October 31, 2015
Shares sold	16,262,514	$140,248,227	50,519,163	$450,379,688
Shares issued in reinvestment of distributions	492,842	4,251,127	3,269,592	29,068,251
Shares redeemed	(28,703,734)	(247,690,899)	(113,811,749)	(1,013,598,505)
Net increase (decrease)	(11,948,378)	$(103,191,545)	(60,022,994)	$(534,150,566)

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	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2016
Shares sold	26,292,874	$256,789,039	49,718,176	$479,734,283
Shares issued in reinvestment of distributions	2,207,565	21,539,540	8,836,935	84,881,259
Shares redeemed	(31,428,990)	(307,031,795)	(36,093,770)	(348,338,110)
Net increase (decrease)	(2,928,551)	$(28,703,216)	22,461,341	$216,277,432
Year ended October 31, 2015
Shares sold	62,045,618	$620,756,628	106,013,942	$1,065,164,455
Shares issued in reinvestment of distributions	2,798,272	27,971,757	9,933,392	99,512,096
Shares redeemed	(55,015,732)	(550,199,734)	(74,337,731)	(746,735,554)
Net increase (decrease)	9,828,158	$98,528,651	41,609,603	$417,940,997

Class C Shares:
Six Months ended April 30, 2016
Shares sold	7,547,538	$73,540,459	6,927,402	$66,530,587
Shares issued in reinvestment of distributions	261,657	2,548,948	978,676	9,359,732
Shares redeemed	(5,917,856)	(57,619,701)	(6,500,886)	(62,494,347)
Net increase (decrease)	1,891,339	$18,469,706	1,405,192	$13,395,972
Year ended October 31, 2015
Shares sold	11,804,941	$117,806,725	13,450,866	$134,822,571
Shares issued in reinvestment of distributions	267,721	2,673,011	1,125,209	11,241,167
Shares redeemed	(7,138,718)	(71,322,146)	(12,032,841)	(120,149,696)
Net increase (decrease)	4,933,944	$49,157,590	2,543,234	$25,914,042

Class R Shares:
Six Months ended April 30, 2016
Shares sold			898,488	$8,654,298
Shares issued in reinvestment of distributions			164,349	1,575,087
Shares redeemed			(1,364,236)	(13,114,427)
Net increase (decrease)			(301,399)	$(2,885,042)
Year ended October 31, 2015
Shares sold			2,816,817	$28,284,445
Shares issued in reinvestment of distributions			178,317	1,783,880
Shares redeemed			(1,673,042)	(16,742,703)
Net increase (decrease)			1,322,092	$13,325,622

Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	7,716,056	$75,362,324	1,684,981	$16,386,434
Shares issued in reinvestment of distributions	865,604	8,479,542	5,705	54,953
Shares redeemed	(3,280,606)	(32,229,031)	(941,771)	(9,133,273)
Net increase (decrease)	5,301,054	$51,612,835	748,915	$7,308,114
Year ended October 31, 2015
Shares sold	14,096,020	$142,249,562	5,543,739	$56,013,679
Shares issued in reinvestment of distributions	1,147,359	11,505,176	4,715	47,383
Shares redeemed	(5,397,823)	(54,168,528)	(1,159,308)	(11,575,084)
Net increase (decrease)	9,845,556	$99,586,210	4,389,146	$44,485,978

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	4,525,685	$44,365,329	5,697,685	$55,234,740
Shares issued in reinvestment of distributions	184,658	1,808,801	1,084,137	10,448,067
Shares redeemed	(3,885,540)	(38,153,587)	(12,152,696)	(117,191,856)
Net increase (decrease)	824,803	$8,020,543	(5,370,874)	$(51,509,049)
Year ended October 31, 2015
Shares sold	7,865,807	$78,985,437	26,269,640	$265,286,213
Shares issued in reinvestment of distributions	252,897	2,536,877	3,401,485	34,224,878
Shares redeemed	(12,585,151)	(126,559,300)	(102,089,675)	(1,017,296,513)
Net increase (decrease)	(4,466,447)	$(45,036,986)	(72,418,550)	$(717,785,422)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the period ended April 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets were as follows:

Franklin	Franklin	Franklin
Adjustable	Floating	Low Duration	Franklin
U.S. Government	Rate Daily	Total Return	Total Return
Securities Fund	Access Fund	Fund	Fund
0.500%	0.507%	0.499%	0.470%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—	—	—

Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$61,976	$46,466	$158,508	$1,063,809
CDSC retained	$21,275	$31,205	$57,560	$37,131

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Transfer agent fees	$374,633	$573,720	$636,578	$1,243,374

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f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

									% of Affiliated
	Number of				Number of				Fund Shares
	Shares Held				Shares Held	Value			Outstanding
	at Beginning	Gross		Gross	at End	at End	Investment	Realized	Held at End
	of Period	Additions		Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Franklin Adjustable
U.S. Government
Securities Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	35,774,086	234,813,264		(230,834,003)	39,753,347	$39,753,347	$—	$—	0.20%
Franklin Floating Rate
Daily Access Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	152,604,455	448,524,171		(413,532,472)	187,596,154	$187,596,154	$-	$-	0.95%
Franklin Low Duration
Total Return Fund
Non-Controlled
Affiliates
Franklin Lower Tier
Floating Rate Fund	—	1,893,663	[a]	—	1,893,663	$18,501,090	$681,815	$—	4.24%
Franklin Middle Tier
Floating Rate Fund	—	2,389,308	[b]	—	2,389,308	22,793,994	537,501	—	6.54%
Institutional Fiduciary
Trust Money Market
Portfolio	253,268,073	392,486,161		(589,172,247)	56,581,987	56,581,987	—	—	0.29%
Total						$97,877,071	$1,219,316	$—
Franklin Total Return
Fund
Controlled Affiliates
Franklin Short Duration
U.S. Government
ETF	500,000	—		—	500,000	$48,936,900	$388,715	$—	25.30%
Non-Controlled
Affiliates
Franklin Lower Tier
Floating Rate Fund	—	997,589	[a]	—	997,589	9,746,445	361,924	—	2.23%
Franklin Middle Tier
Floating Rate Fund	—	1,889,310	[b]	—	1,889,310	18,024,019	428,127	—	5.17%
Institutional Fiduciary
Trust Money Market
Portfolio	591,212,333	1,015,465,273		(783,143,283)	823,534,323	823,534,323	-	-	4.16%
Total					$900,241,687		$1,178,766	$—

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

aThe Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin
	Low Duration	Franklin
	Total Return	Total Return
	Fund	Fund

Market value	$17,742,918	$9,347,037
Cost basis	$21,119,532	$11,616,851

bThe Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin
	Low Duration	Franklin
	Total Return	Total Return
	Fund	Fund

Market value	$22,984,002	$18,174,265
Cost basis	$25,105,536	$21,006,435

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.42% and 0.47%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2017. For Franklin Low Duration Total Return Fund and Franklin Total Return Fund there were no class R6 transfer agent fees waived during the period ended April 30, 2016.

h. Other Affiliated Transactions

At April 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares.

Franklin	Franklin	Franklin
Adjustable	Floating	Low Duration	Franklin
U.S. Government	Rate Daily	Total Return	Total Return
Securities Fund	Access Fund	Fund	Fund
0.14%	0.32%	19.92%	0.01%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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At October 31, 2015, the capital loss carryforwards were as follows:

	Franklin		Franklin	Franklin
	Adjustable		Floating	Low Duration	Franklin
	U.S. Government		Rate Daily	Total Return	Total Return
	Securities Fund		Access Fund	Fund	Fund
Capital loss carryforwards subject to expiration:
2016	$1,492,445		$91,562,953	$—	$1,260,827
2017	4,398,245		113,325,538	—	—
2018	39,689,305		—	—	—
2019	21,934,756		10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	17,721,200		17,126,939	15,995,796	21,412,101
Long term	59,327,304		48,861,223	26,955,357	4,114,910
Total capital loss carryforwards	$144,563,255	[a]	$281,159,062	$48,278,640	$26,787,838

aIncludes $20,490,819 from the merged Franklin Limited Maturity U.S. Government Securities Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Cost of investments	$1,481,348,858	$3,123,837,707	$2,548,611,315	$5,617,968,329
Unrealized appreciation	$12,312,942	$16,525,403	$23,013,267	$111,676,406
Unrealized depreciation	(6,991,069)	(212,915,138)	(38,651,911)	(137,454,831)
Net unrealized appreciation (depreciation)	$5,321,873	$(196,389,735)	$(15,638,644)	$(25,778,425)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, paydown losses, bond discounts and premiums, defaulted bond interest and amortization.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Purchases	$30,750,306	$233,467,069	$868,379,663	$6,990,020,933
Sales	$209,395,177	$856,704,900	$486,883,590	$6,896,954,650

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6. Investment Transactions (continued)

Transactions in options and swaptions written during the period ended April 30, 2016, were as follows:

	Options		Swaptions

	Notional		Notional
	Amount*	Premiums	Amount*	Premiums
Franklin Low Duration Total Return Fund
Options outstanding at October 31, 2015	$2,500,000	$15,425	$55,400,000	$327,600
Options written	7,500,000	52,404	—	—
Options expired	(2,500,000)	(22,839)	(46,200,000)	(229,689)
Options exercised	(5,000,000)	(29,565)	—	—
Options closed	(2,500,000)	(15,425)	(9,200,000)	(97,911)
Options outstanding at April 30, 2016	$—	$—	$—	$—

Franklin Total Return Fund
Options outstanding at October 31, 2015	$3,800,000	$23,446	$120,000,000	$711,000
Options written	16,530,000	115,498	—	—
Options expired	(5,510,000)	(50,337)	(100,000,000)	(498,150)
Options exercised	—	—	—	—
Options closed	(14,820,000)	(88,607)	(20,000,000)	(212,850)
Options outstanding at April 30, 2016	$—	$—	$—	$—

*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2016, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 87.80%, 18.00% and 14.29%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2016, the aggregate value of these securities for Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund was $438,891, $2,176,729 and $4,763,312, representing 0.01%, 0.09% and 0.10%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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At April 30, 2016, Franklin Floating Rate Daily Access Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
26,267	RoTech Medical Corp	12/03/10	$—	$—
6,893	Warrior Met Coal LLC, A	3/31/16	13,170,468	694,927
	Total Restricted Securities (Value is 0.02% of Net Assets)		$13,170,468	$694,927

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At April 30, 2016, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$13,260,000
Franklin Low Duration Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$3,492,917
Franklin Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$7,629,911

10. Other Derivative Information

At April 30, 2016, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statements of Assets and			Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Low Duration
Total Return Fund
Interest rate contracts	Variation margin	$77,850	[a]	Variation margin	$938,878	[a]
	Unrealized appreciation on	189,380		Unrealized depreciation on	15,112
	OTC swap contracts			OTC swap contracts
Foreign exchange contracts	Unrealized appreciation on	4,639,082		Unrealized depreciation on	10,647,205
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Credit contracts	Variation margin	68,782	[a]	Variation margin	1,228	[a]
	OTC swap contracts	3,670,957		OTC swap contracts	7,273,459
	(Upfront payments)			(Upfront receipts)
	Unrealized appreciation on	1,013,481		Unrealized depreciation on	4,541,842
	OTC swap contracts			OTC swap contracts
Totals		$9,659,532			$23,417,724

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10. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statements of Assets and			Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Total Return Fund
Interest rate contracts	Investments in securities,	$52,208	[b]	Options written, at value	$—
	at value
	Variation margin	455,782	[a]	Variation margin	763,287	[a]
	Unrealized appreciation on	—		Unrealized depreciation on	123,420
	OTC swap contracts			OTC swap contracts
Foreign exchange contracts	Unrealized appreciation on	15,059,576		Unrealized depreciation on	43,029,600
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Credit contracts	Variation margin	118,108	[a]	Variation margin	355,315	[a]
	OTC swap contracts	10,268,679		OTC swap contracts	11,030,131
	(Upfront payments)			(Upfront receipts)
	Unrealized appreciation on	2,139,332		Unrealized depreciation on	12,210,602
	OTC swap contracts			OTC swap contracts
Value recovery instruments	Investments in securities,	148,836		Investments in securities,	—
	at value			at value
Totals		$28,242,521			$67,512,355

a This amount reflects the cumulative appreciation (depreciation) of future contracts and/or centrally cleared swaps contracts as reported in the Statements of Invest-
ments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.
b Purchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the period ended April 30, 2016, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

				Net Change
				in Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements	Gain (Loss)	Statements	(Depreciation)
Hedging Instruments	of Operations Location	for the Period	of Operations Location	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Floating Rate Daily
Access Fund
Credit contracts	Swap contracts	$204,965	Swap contracts	$47,565
Franklin Low Duration Total
Return Fund
Interest rate contracts	Futures contracts	$(971,432)	Futures contracts	$(287,928)
	Swap contracts	(970,635)	Swap contracts	(1,285,223)
Foreign exchange contracts	Investments	(55,795)[a]	Investments	29,215 [a]
	Written options	(16,726)	Written options	(15,295)
	Foreign currency	447,181 [b]	Translation of other assets	(10,081,469)[b]
	transactions		and liabilities denominated
			in foreign currencies
Credit contracts	Investments	(172,761)[a]	Investments	490,454 [a]
	Written options	323,957	Written options	(292,978)
	Swap contracts	(2,299,309)	Swap contracts	(3,150,689)
Totals		$(3,715,520)		$(14,593,913)

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				Net Change
				in Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements	Gain (Loss)	Statements	(Depreciation)
Hedging Instruments	of Operations Location	for the Period	of Operations Location	for the Period
Franklin Total Return Fund
Interest rate contracts	Investments	$(402,461)[a]	Investments	$(278,954)[a]
	Futures contracts	3,848,610	Futures contracts	(171,486)
	Swap contracts	287,395	Swap contracts	(5,053,879)
Foreign exchange contracts	Investments	(213,464)[a]	Investments	44,407 [a]
	Written options	(47,244)	Written options	(23,249)
	Foreign currency	(1,099,817)[b]	Translation of other assets	(34,961,100)[b]
	transactions		and liabilities denominated
			in foreign currencies
Credit contracts	Investments	(1,101,000)[a]	Investments	1,064,331 [a]
	Written options	703,080	Written options	(635,897)
	Swap contracts	(6,293,894)	Swap contracts	(5,732,894)
Value recovery instruments	Investments	—	Investments	(38,394)
Totals		$(4,318,795)		$(45,787,115)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statements of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For the period ended April 30, 2016, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the period were as follows:

		Franklin
	Franklin	Low Duration	Franklin
	Floating Rate	Total Return	Total Return
	Daily Access Fund	Fund	Fund

Average month end fair value of derivatives	0.00%	0.76%	1.07%
Average month end number of open derivative contracts	—	164	173

At April 30, 2016, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statements of
	Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration Total Return Fund
Forward exchange contracts	$4,639,082	$10,647,205
Swap contracts	4,873,818	11,830,413
Total	$9,512,900	$22,477,618
Franklin Total Return Fund
Forward exchange contracts	$15,059,576	$43,029,600
Swap contracts	12,408,011	23,364,153
Total	$27,467,587	$66,393,753

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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10. Other Derivative Information (continued)

At April 30, 2016, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statements of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received	Received	less than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	575,107	(575,107)	—	—	—
CITI	1,254,885	(1,254,885)	—	—	—
DBAB	4,720,881	(4,720,881)	—	—	—
FBCO	20,635	(20,635)	—	—	—
GSCO	2,577,852	(2,577,852)	—	—	—
HSBC	1,067	(1,067)	—	—	—
JPHQ	362,473	(362,473)	—	—	—
MSCO	—	—	—	—	—
Total	$9,512,900	$(9,512,900)	$—	$—	$—

Franklin Total Return Fund
Counterparty
BOFA	$10,461	$(10,461)	$—	$—	$—
BZWS	1,334,195	(1,334,195)	—	—	—
CITI	1,445,270	(1,445,270)	—	—	—
DBAB	17,568,893	(17,568,893)	—	—	—
FBCO	337,816	(337,816)	—	—	—
GSCO	6,344,429	(6,344,429)	—	—	—
HSBC	17,553	(17,553)	—	—	—
JPHQ	209,294	(209,294)	—	—	—
MSCO	—	—	—	—	—
UBSW	199,676	(199,676)	—	—	—
Total	$27,467,587	$(27,467,587)	$—	$—	$—

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At April 30, 2016, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statements of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	Pledged[a]	less than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$143,625	$—	$—	$(143,625)	$—
BZWS	1,740,558	(575,107)	—	(1,140,000)	25,451
CITI	3,280,030	(1,254,885)	—	(1,940,000)	85,145
DBAB	9,796,786	(4,720,881)	—	(2,480,000)	2,595,905
FBCO	374,628	(20,635)	—	—	353,993
GSCO	3,886,976	(2,577,852)	—	(1,309,124)	—
HSBC	45,520	(1,067)	—	—	44,453
JPHQ	3,068,769	(362,473)	—	(2,000,000)	706,296
MSCO	140,726	—	—	—	140,726
Total	$22,477,618	$(9,512,900)	$—	$(9,012,749)	$3,951,969

Franklin Total Return Fund
Counterparty
BOFA	$146,820	$(10,461)	$—	$(136,359)	$—
BZWS	4,066,685	(1,334,195)	—	(2,450,000)	282,490
CITI	7,215,088	(1,445,270)	—	(5,040,000)	729,818
DBAB	35,529,225	(17,568,893)	—	(10,550,000)	7,410,332
FBCO	1,560,583	(337,816)	—	(1,222,767)	—
GSCO	6,492,255	(6,344,429)	—	(147,826)	—
HSBC	736,493	(17,553)	—	(290,000)	428,940
JPHQ	9,532,155	(209,294)	—	(5,690,000)	3,632,861
MSCO	267,238	—	—	(40,000)	227,238
UBSW	847,211	(199,676)	—	(565,000)	82,535
Total	$66,393,753	$(27,467,587)	$—	$(26,131,952)	$12,794,214

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 132.

11. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Frank-lin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2016, the Funds did not use the Global Credit Facility.

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12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of finan- cial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities
Mortgage-Backed Securities	$—	$1,446,917,384	$—	$1,446,917,384
Short Term Investments	39,753,347	—	—	39,753,347
Total Investments in Securities	$39,753,347	$1,446,917,384	$—	$1,486,670,731

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments[a]:
Health Care Services	$—	$1,052,900	$—	$1,052,900
Coal & Consumable Fuels	—	—	694,927	694,927
All Other Equity Investments[b]	2,128	—	—[c]	2,128
Corporate Bonds	—	—	465,111	465,111
Senior Floating Rate Interests	—	2,648,126,964	—	2,648,126,964
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	89,509,788	—	89,509,788
Short Term Investments	187,596,154	—	—	187,596,154
Total Investments in Securities	$187,598,282	$2,738,689,652	$1,160,038	$2,927,447,972

Liabilities:
Other Financial Instruments:
Unfunded Loan Commitments	$—	$112,143	$—	$112,143

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	Level 1	Level 2	Level 3		Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$41,295,084	$—	$—		$41,295,084
Corporate Bonds	—	1,139,110,395	—		1,139,110,395
Senior Floating Rate Interests	—	76,290,499	—		76,290,499
Foreign Government and Agency Securities	—	51,515,765	—		51,515,765
U.S. Government and Agency Securities	—	372,091,596	—		372,091,596
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	724,789,826	—		724,789,826
Mortgage-Backed Securities	—	60,537,904	—		60,537,904
Municipal Bonds	—	7,829,116	—		7,829,116
Escrows and Litigation Trusts	—	—	—[c]		—
Short Term Investments	56,581,987	2,930,499	—		59,512,486
Total Investments in Securities	$97,877,071	$2,435,095,600	$—		$2,532,972,671
Other Financial Instruments:
Futures Contracts	$77,850	$—	$—		$77,850
Forward Exchange Contracts	—	4,639,082	—		4,639,082
Swap Contracts	—	1,271,643	—		1,271,643
Total Other Financial Instruments	$77,850	$5,910,725	$—		$5,988,575

Liabilities:
Other Financial Instruments:
Futures Contracts	$654,002	$—	$—		$654,002
Forward Exchange Contracts	—	10,647,205	—		10,647,205
Swap Contracts	—	4,843,058	—		4,843,058
Unfunded Loan Commitments	—	88,507	—		88,507
Total Other Financial Instruments	$654,002	$15,578,770	$—		$16,232,772

Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$4,031,476	$—		$4,031,476
All Other Equity Investments[b]	96,041,714	—	—		96,041,714
Corporate Bonds	—	1,801,848,658	9,002		1,801,857,660
Senior Floating Rate Interests	—	76,776,818	—		76,776,818
Foreign Government and Agency Securities	—	207,595,846	—		207,595,846
U.S. Government and Agency Securities	—	684,298,203	—		684,298,203
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	809,195,505	16,622		809,212,127
Mortgage-Backed Securities	—	1,012,606,132	—		1,012,606,132
Municipal Bonds	—	76,183,047	—		76,183,047
Escrows and Litigation Trusts	—	—	350	[c]	350
Options Purchased	52,208	—	—		52,208
Short Term Investments	823,534,323	—	—		823,534,323
Total Investments in Securities	$919,628,245	$4,672,535,685	$25,974		$5,592,189,904
Other Financial Instruments:
Futures Contracts	$455,782	$—	$—		$455,782
Forward Exchange Contracts	—	15,059,576	—		15,059,576
Swap Contracts	—	2,257,440	—		2,257,440
Total Other Financial Instruments	$455,782	$17,317,016	$—		$17,772,798

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12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Futures Contracts	$763,287	$—	$—	$763,287
Forward Exchange Contracts	—	43,029,600	—	43,029,600
Swap Contracts	—	12,689,337	—	12,689,337
Unfunded Loan Commitments	—	193,334	—	193,334
Total Other Financial Instruments	$763,287	$55,912,271	$—	$56,675,558

aIncludes common and preferred stocks, and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CHF	Swiss Franc	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	EUR	Euro	CDO	Collateralized Debt Obligation
DBAB	Deutsche Bank AG	HUF	Hungarian Forint	CLO	Collateralized Loan Obligation
EUX	Eurex	JPY	Japanese Yen	DIP	Debtor-In-Possession
FBCO	Credit Suisse Group AG	KRW	South Korean Won	EDA	Economic Development Authority
GSCO	The Goldman Sachs Group, Inc.	LKR	Sri Lankan Rupee	ETF	Exchange Traded Fund
HSBC	HSBC Bank USA, N.A.	MXN	Mexican Peso	FICO	Financing Corp.
ICE	Intercontinental Exchange	MYR	Malaysian Ringgit	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	GDP	Gross Domestic Product
LCH	LCH.Clearnet LLC			GO	General Obligation
MSCO	Morgan Stanley			MFM	Multi-Family Mortgage
UBSW	UBS AG			PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				REIT	Real Estate Investment Trust
				SF	Single Family
				SFR	Single Family Revenue
				VRI	Value Recovery Instruments

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, and the subadvisory agreement for Franklin Total Return Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general

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method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2015 and during the previous 10 years ended December 31, 2015, unless otherwise noted. Performance on a total return basis was shown by Broadridge for all Funds, with performance on an income return basis also being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

Franklin Adjustable U.S. Government Securities Fund –

The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional ultra-short obligation funds as selected by Lipper. The Broadridge report showed the Fund’s income return in 2015 to be in the highest quintile of such performance universe, and on an annualized basis to also be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s total return during 2015 to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and in the second-highest performing quintile for the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Broadridge report to be acceptable, noting the Fund’s income-oriented investment objective and its more favorable comparative longer-term total return.

Franklin Floating Rate Daily Access Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. The Broadridge report showed its income return during 2015 to be in the second-highest quintile of its performance universe, and its income return on an annualized basis during the previous three-, five- and 10-year periods to be in the middle quintile of its performance universe. The Broadridge report showed the Fund’s total return during 2015 to be in the second-lowest performing quintile of its performance universe and on an annualized basis for the previous three-, five- and 10-year periods to also be in the second-lowest performing quintile of such universe. In discussing such performance, management pointed out, among other things, that the Fund’s returns should be viewed on a risk-adjusted basis, and reflected its conservative approach to investing. They noted the positive impact of resources added in 2014 to the management of the Fund and some changes to the investment approach to capture additional income. Management also expressed its belief that the Fund’s performance was favorable in comparison to other similarly managed funds within its Lipper performance universe. The Board found such performance to be acceptable in view of the level of income return achieved by the Fund.

Franklin Low Duration Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Broadridge report showed its income return for 2015 to be in the highest quintile of its performance universe, and on an annualized basis to be in either the highest quintile or second-highest quintile of such universe for the previous three-, five-and 10-year periods. The Broadridge report showed the Fund’s total return for 2015 to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile for the previous three- and five-year periods, and the highest performing quintile for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Broadridge report to be

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SHAREHOLDER INFORMATION

acceptable, noting the Fund’s commendable income returns and favorable comparative longer term total return.

Franklin Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional core plus bond funds as selected by Lipper. The Broadridge report showed the Fund’s income return to be in the highest quintile of its performance universe during 2015 and to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods on an annualized basis. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five-year periods, and in the second-lowest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Broadridge report to be acceptable in light of the satisfactory income returns of the Fund.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for Franklin Floating Rate Daily Access Fund were below the median of its Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratios of the Fund as shown in the Broadridge reports. The contractual investment management fee rate and actual total expense ratio of Franklin Adjustable U.S. Government Securities Fund were above the median of its expense group. The Board found the comparative contractual investment fee rate and actual total expense ratios of the Fund as shown in their Broadridge reports to be acceptable. While the contractual investment management fee rate of Franklin Low Duration Total Return Fund was less than five basis points above the median of its Lipper expense group, the Fund benefited from a fee waiver that reduced its actual total expense ratio to the median of such group. The contractual investment management fee rate for Franklin Total Return Fund was above the median of its respective Lipper expense group but was reduced to within 2.1 basis points of the median as a result of a waiver, and its actual total expense ratio was within seven basis points above the median of its expense group. The Board found the contractual management fees and total expense ratios of these two Funds to be acceptable, noting that their expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The

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FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee for Franklin Adjustable U.S. Government Securities Fund provides a fee of 0.50% on the first $5 billion of net assets, with breakpoints continuing at stages thereafter until reaching a final breakpoint of 0.38% for net assets in excess of $15 billion. Based on their year-end asset levels, all of the Funds, except Franklin Adjustable U.S. Government Securities Fund, benefited from breakpoints contained in their management fee structures with additional breakpoints continuing beyond such asset levels. With respect to Franklin Adjustable U.S. Government Securities Fund, the Board determined that the initial management fee established for this Fund reflected certain economies of scale. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2016

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Semiannual Report
Economic and Market Overview	3
Franklin Balanced Fund	4
Franklin Convertible Securities Fund	13
Franklin Equity Income Fund	21
Franklin Real Return Fund	30
Financial Highlights and Statements of Investments	37
Financial Statements	73
Notes to Financial Statements	78
Shareholder Information	95

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Semiannual Report

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Semiannual Report

Economic and Market Overview

The U.S. economy moderated in 2015’s fourth quarter and slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the six-month period. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable at 5.0% throughout the review period.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, global economic growth, China’s slowing economy and tumbling stock market, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however as the Fed remained cautious about further interest rate increases, the eurozone economy improved, the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures, and the Bank of Japan adopted a negative interest rate policy. The rally in crude oil prices toward period-end also boosted investor sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period relatively flat, as measured by the Standard & Poor’s® 500 Index.

The foregoing information reflects our analysis and opinions as of April 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Semiannual Report 3

Franklin Balanced Fund

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Breakdown*
4/30/16
% of Total
Net Assets

Stocks	65.1%
Common Stocks	48.3%
Equity-Linked Securities	9.4%
Convertible Preferred Stocks	5.4%
Management Investment Companies	1.6%
Preferred Stocks	0.4%
Bonds	29.1%
Corporate Bonds	29.1%
Short-Term Investments & Other Net Assets	5.8%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The breakdown may not match the
SOI.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a cumulative total return of +1.78%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +0.43% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +2.82% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors. For purposes of pursuing the Fund’s investment goal, we may enter into various equity-related transactions involving derivative instruments. We may also invest in equity-linked notes, which are hybrid derivative-type instruments specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option.

What is an equity-linked note?

An equity-linked note is a derivative instrument whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. The purchase of equity-linked notes may involve investment in related equity derivatives, such as put and call options

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 42.

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FRANKLIN BALANCED FUND

Dividend Distributions*
11/1/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.00	2.29	2.76	3.29	3.23
December	3.45	2.76	3.21	3.76	3.67
January	3.00	2.31	2.76	3.31	3.22
February	3.00	2.31	2.76	3.31	3.22
March	3.00	2.35	2.89	3.33	3.22
April	3.00	2.35	2.89	3.33	3.22
Total	18.45	14.37	17.27	20.33	19.78

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the six months under review, we continued to strategically shift the Fund’s asset mix seeking to manage risks, and our equity and fixed income holdings increased. The Fund’s equity weighting rose to 65.1% from 60.9% of total net assets, and the Fund’s fixed income weighting rose to 29.1% from 27.6%. Our cash position fell during the period to 5.8% from 11.5% of total net assets.

In equities, the energy sector produced strong returns as oil prices bottomed and rebounded from recent lows. Standout contributors included a convertible preferred security issued by Hess,2 an equity position in Chevron and a new position in Anadarko Petroleum.2 Our return on Hess surged after we added it to the portfolio.

The utilities and telecommunication services sectors were also strong contributors to Fund performance as investors sought the relative safety of the consistent cash flow often associated with companies in these sectors. We took advantage of this strength to take profits and reduce our exposure to these sectors. Within utilities, a convertible preferred stock position in NextEra Energy and Xcel Energy3 posted strong returns as did Verizon Communications in telecommunication services.

Individual equity positions that significantly contributed to Fund performance included health care company Johnson & Johnson and industrial conglomerate General Electric and defense contractor Raytheon.

Top Five Equity Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
General Electric Co.	1.8%
Industrials
JPMorgan Chase & Co.	1.7%
Financials
Oracle Corp.	1.6%
Information Technology
Chevron Corp.	1.6%
Energy
Microsoft Corp.	1.6%
Information Technology

In contrast, information technology detracted from equity Fund performance. Apple shares slid based on investor concerns about slowing iPhone sales, while QUALCOMM shares fell based on investor concerns about revenues from the Chinese market. Amid the sector’s volatility, however, the Fund added new positions in Oracle and Analog Devices, both of which performed well following our purchases. We bought Oracle amid its transition to a cloud-based business model and Analog Devices as its shares declined due to concerns about iPhone sales.

Health care was another detractor from the Fund’s performance, particularly our convertible preferred stock position in Allergan. Pfizer canceled its planned acquisition of Allergan after the U.S. government issued new rules related to mergers that could result in the reduction of a company’s tax rate. The cancellation of this deal led to a sell-off in Allergan shares. Other pharmaceutical holdings, including Teva Pharmaceutical Industries2 and AstraZeneca, also experienced weakness as election year rhetoric about drug prices raised investor concerns about future revenues. Consumer discretionary was another detractor, and our positions in upscale fashion retailer Nordstrom and automobile manufacturers Ford Motor and Daimler2 reported weak performance.

Individual equity positions that significantly detracted from Fund performance included fertilizer company Mosaic, an equity-linked security in financial services provider Bank of America and aerospace manufacturer Boeing.

During the period, our fixed income positions exceeded the return of the benchmark Barclays U.S. Aggregate Bond Index.

2. New position during the period.
3. Sold by period-end.

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Semiannual Report 5

FRANKLIN BALANCED FUND

Our credit focus resulted in a sluggish start to the period, but delivered strong performance by period-end.

Our fixed income holdings in the consumer non-cyclical, communications and consumer cyclical sectors delivered positive performance during the period.4 In consumer non-cyclical, our position in beverage and brewing company Anheuser-Busch InBev Finance was a strong performer and the company completed a large bond offering in January 2016.2 Our positions in Reynolds American, Whole Foods Market2 and Tyson Foods also contributed to returns. In communications, Verizon Communications, Charter Communications5 and Telefonica Emisiones boosted results. The consumer cyclical sector also delivered positive performance, and key contributors included Yum! Brands, Dollar General and CVS Health.

Individual fixed income holdings that significantly contributed to Fund performance included a position in industrial conglomerate General Electric.

Fixed income sectors tied to the commodities market provided mixed results during the period. Energy sector holdings such as NGL Energy Partners3 and Linn Energy3 detracted from performance after oil prices reached record lows.6 The electric utility sector also posted poor results, with InterGen a key dectractor.7 However, new energy positions that we initiated during the period, such as Anadarko Petroleum, contributed to performance. Other commodities-related positions, including FMG Resources, Freeport-McMoRan and Kinder Morgan Energy Partners, rebounded toward period-end.

Individual fixed income positions that significantly detracted from Fund performance included telecommunications provider Sprint and financial services companies Deutsche Bank and Royal Bank of Scotland Group.

The Fund used derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Fund returns and more efficiently enter and exit stock positions at prices the Fund deems attractive. None of these positions had a material impact on performance. We were comfortable with the Fund’s rising cash position during the period, as we

Top Five Bond Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Morgan Stanley	1.3%
Financials
Citigroup Inc.	0.8%
Financials
Bank of America Corp.	0.8%
Financials
Energy Transfer Partners LP	0.7%
Energy
Reynolds American Inc.	0.7%
Consumer Staples

believed it helped reduce volatility and enabled us to invest opportunistically at times when the markets retreated.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

6 Semiannual Report

CFA® is a trademark owned by CFA Institute.

4. Consumer non-cyclical companies are in consumer staples and health care in the fixed income section of the SOI. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI. Consumer cyclical companies are in consumer discretionary, consumer staples and health care in the fixed income section of the SOI.
5. This position listed as CCO Safari II LLC in the fixed income corporate bonds section of the SOI.
6. Energy companies are in energy and utilities in the fixed income section of the SOI.
7. Electric utility companies are in utilities in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCED FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 7

FRANKLIN BALANCED FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15	Change
A (FBLAX)	$11.41	$11.40	+$0.01
C (FBMCX)	$11.32	$11.31	+$0.01
R (N/A)	$11.44	$11.42	+$0.02
R6 (FBFRX)	$11.43	$11.42	+$0.01
Advisor (FBFZX)	$11.43	$11.42	+$0.01

Distributions[1] (11/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.1845
C	$0.1437
R	$0.1727
R6	$0.2033
Advisor	$0.1978

See page 10 for Performance Summary footnotes.

8 Semiannual Report

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.03%	1.04%
6-Month	+1.78%	-4.11%	$9,589
1-Year	-0.78%	-6.45%	$9,355	-6.78%
5-Year	+35.29%	+4.99%	$12,755	+5.27%
Since Inception (7/3/06)	+74.09%	+5.17%	$16,409	+5.07%
C					1.78%	1.79%
6-Month	+1.42%	+0.42%	$10,042
1-Year	-1.44%	-2.40%	$9,760	-2.79%
5-Year	+30.63%	+5.49%	$13,063	+5.77%
Since Inception (7/3/06)	+62.64%	+5.08%	$16,264	+4.97%
R					1.28%	1.29%
6-Month	+1.76%	+1.76%	$10,176
1-Year	-0.92%	-0.92%	$9,908	-1.31%
5-Year	+33.95%	+6.02%	$13,395	+6.30%
Since Inception (7/3/06)	+71.13%	+5.62%	$17,113	+5.52%
R6					0.67%	0.68%
6-Month	+1.95%	+1.95%	$10,195
1-Year	-0.44%	-0.44%	$9,957	-0.74%
Since Inception (5/1/13)	+18.11%	+5.71%	$11,811	+5.39%
Advisor					0.78%	0.79%
6-Month	+1.90%	+1.90%	$10,190
1-Year	-0.52%	-0.52%	$9,948	-0.82%
5-Year	+37.21%	+6.53%	$13,721	+6.83%
Since Inception (7/3/06)	+79.28%	+6.12%	$17,928	+6.03%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	2.97%	2.20%	2.19%
C	2.49%	1.60%	1.57%
R	3.03%	2.09%	2.07%
R6	3.50%	2.70%	2.67%
Advisor	3.38%	2.59%	2.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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Semiannual Report 9

FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on
4/30/16.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the fund’s actual income distribution rate, which reflects the fund’s past dividends paid to shareholders.

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FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,017.80	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$5.02
C
Actual	$1,000	$1,014.20	$8.76
Hypothetical (5% return before expenses)	$1,000	$1,016.16	$8.77
R
Actual	$1,000	$1,017.60	$6.27
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.27
R6
Actual	$1,000	$1,019.50	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
Advisor
Actual	$1,000	$1,019.00	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.13	$3.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.00%;
C: 1.75%; R: 1.25%; R6: 0.65%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Convertible Securities Fund

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +0.07% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a -2.08% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth, and the potential for current income and reduced price volatility with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection from bonds. Likewise, as securities become too bond-like—reducing their ability to appreciate with increases in the underlying common stock—we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential.

Manager’s Discussion

Several sectors the Fund invested in rose in value during the six months under review and supported performance. The consumer staples, utilities and consumer discretionary sectors contributed most to Fund returns during the period. Within consumer staples, the Fund’s holdings of convertible preferred stock issued by food products manufacturer Tyson Foods and cereal maker Post Holdings posted significant gains. Tyson Foods continued to benefit from meat and protein, a category that has been growing at a higher-than-average rate and generally responds well to innovation. The company has been successfully introducing value-added products to its portfolio to further distance itself from its commodity-protein past, creating a less volatile and higher margin business. Post Holdings benefited from solid sales growth momentum across its businesses and the realization of synergies from recent acquisitions. Each of the company’s business segments are distinct platforms that we believe Post can continue to build. We believe that the active nutrition segment has a particularly favorable growth profile and operates in a very fragmented category with many acquisition opportunities to drive incremental growth. Post generates strong free cash flow given its relatively high margin profile and modest capital and working capital requirements. In the utilities sector, our convertible preferred stock positions in diversified energy company Black Hills2 and electric and gas utility provider Exelon benefited the Fund’s results. Black Hills completed its acquisition of SourceGas during the period and announced accelerated earnings increases and growth opportunities relative

1. Source: BofA Merrill Lynch.
The index is unmanaged and includes reinvested dividends. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. New position during the period.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 52.

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FRANKLIN CONVERTIBLE SECURITIES FUND

to prior investor expectations. Exelon’s decision to increase its dividend and explain its long-term growth metrics was viewed positively by investors.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Proofpoint Inc.	2.3%
Information Technology
Tyson Foods Inc.	2.3%
Consumer Staples
Stanley Black & Decker Inc.	2.2%
Industrials
Jarden Corp.	2.2%
Consumer Discretionary
Salesforce.com Inc.	2.1%
Information Technology
Post Holdings Inc.	2.1%
Consumer Staples
The Priceline Group Inc.	2.1%
Consumer Discretionary
Impax Laboratories Inc.	2.0%
Health Care
Microchip Technology Inc.	2.0%
Information Technology
ServiceNow Inc.	2.0%
Information Technology

Among consumer discretionary holdings, our convertible bonds in consumer goods manufacturer Jarden and media conglomerate Liberty Interactive contributed to the Fund’s performance. During the reporting period, Jarden was acquired by Newell Rubbermaid in a cash and stock deal. Jarden’s stock price benefited from continued strong results at Newell. During the period, Jarden also reported strong growth numbers due to innovation, marketing programs and recent acquisitions. Liberty Interactive owns shares of Time Warner and Time Warner Cable, both of which performed well during the reporting period. Time Warner rebounded from earlier fears related to a decline in its Turner network fees as Time Warner renewed all contracts with various distributors, which we believe could lead to double-digit growth rates for the next five years. The company has also been the beneficiary of a rebound in advertising. Time Warner Cable’s share price increased during the period as a result of the approval of its merger with Charter Communications by the Federal Communications Commission and the U.S. Department of Justice.

In the materials sector, a convertible preferred stock in Alcoa helped results, as the company benefited from improving aluminum futures prices. During the reporting period, Alcoa continued with its plans to split into a downstream-focused advanced materials company and an upstream-focused primary metal producer. The company’s first-quarter results exceeded analysts’ expectations, and despite reduced earnings guidance for the company’s downstream business, analysts raised their full-year forecasts following the positive first-quarter results and as expectations improved for aluminum prices. In the industrials sector, the Fund’s convertible preferred stock in tool manufacturer Stanley Black & Decker contributed to results amid continued strong performance in its core tools business, particularly sales of professional power tools, amid a strengthening construction environment. The company made significant progress cutting costs and overhead expenses, and it restructured its previously challenged security business. A convertible bond in health care sector holding Anacor Pharmaceuticals2 benefited results. The company focuses on discovering, developing and commercializing new small-molecule therapeutics derived from its boron chemistry platform. During the reporting period, the company executed a convertible note offering, which removed a financial overhang and led to analyst upgrades.

In contrast, the information technology, health care and energy sectors detracted from the Fund’s performance during the six months under review. In information technology, our convertible bond position in semiconductor manufacturer Micron Technology hampered relative results. Demand for the company’s memory products deteriorated drastically, partly due to weak personal computer demand. Micron’s manufacturing execution lagged the industry leader, further constraining its ability to compete profitably. In addition, the company continues to trail in its lithography and manufacturing execution in the NAND flash memory market. The Fund’s convertible bond in online real estate services provider Trulia also hindered results. Delays in the closing of Zillow’s acquisition of the company negatively impacted revenue growth and traffic at Trulia. In addition, Zillow’s integration of Trulia proved more difficult than anticipated, and combined revenue and profitability came in below analysts’ expectations. A convertible bond in video game company Electronic Arts was also among the largest detractors from results. The company’s stock struggled through most of 2016 after rising significantly over the past two years. Health care holdings that hindered the Fund’s performance during the period included convertible preferred stocks in pharmaceutical firm Allergan and generic drug manufacturer Teva Pharmaceutical Industries,2 as well as a convertible bond in drug maker BioMarin Pharmaceutical. Allergan’s shares fell following the termination of its merger with Pfizer after the U.S. Treasury Department placed constraints on tax inversions. BioMarin’s

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shares declined as one of the company’s drugs under development received a negative recommendation from an advisory committee and later received a complete response letter from the Food and Drug Administration (FDA) that rejected the drug. Teva’s shares declined largely due to a delay in its acquisition of Allergan’s generics portfolio amid longer-than-anticipated deliberations with the U.S. Federal Trade Commission and the FDA. In the energy sector, convertible preferred stocks in oil and gas companies Rex Energy and Chesapeake Energy, and a convertible bond in Cobalt International Energy, hindered the Fund’s results. All these companies’ shares lost value as crude oil and natural gas prices generally fell.

Elsewhere, the Fund’s convertible preferred stock in waste management company Stericycle hindered relative results in the industrials sector. Although the company’s core regulated medical waste and compliance business continued to perform well during the reporting period, the company struggled with its industrial hazardous waste business, which led to volatility in its financial results.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Eric Webster is a research analyst and portfolio manager with the Franklin Equity Group. Mr. Webster specializes in research of the housing and travel and leisure industries, with coverage responsibilities for companies within home building, building products, environmental services, lodging, gaming, cruise lines, online travel agencies and the Government Sponsored Enterprises. Prior to joining Franklin Templeton Investments in 2012, Mr. Webster previously worked as an associate at LitiNomics and Charles River Associates, where he performed economic damages and valuation analysis for a wide range of high-profile clients involved in patent infringement cases, M&A disputes, and class-action securities fraud litigation. Mr. Webster earned a B.S. in physics and B.A. in economics from the University of California at San Diego, an M.B.A. in analytic finance and economics from the University of Chicago Booth School of Business. He is a Chartered Financial Analyst charterholder.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FISCX)	$17.35	$18.00	-$	0.65
C (FROTX)	$17.11	$17.75	-$	0.64
R6 (N/A)	$17.44	$18.09	-$	0.65
Advisor (FCSZX)	$17.35	$18.00	-$	0.65

Distributions[1] (11/1/15–4/30/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.2941	$0.3597		$0.6538
C	$0.2300	$0.3597		$0.5897
R6	$0.3279	$0.3597		$0.6876
Advisor	$0.3159	$0.3597		$0.6756

See page 18 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (3/31/16)[6]	Operating Expenses[7]
A					0.86%
6-Month	+0.07%	-5.69%	$9,431
1-Year	-1.71%	-7.35%	$9,265	-7.81%
5-Year	+28.64%	+3.92%	$12,123	+4.30%
10-Year	+74.94%	+5.13%	$16,487	+5.03%
C					1.61%
6-Month	-0.24%	-1.21%	$9,879
1-Year	-2.41%	-3.35%	$9,665	-3.84%
5-Year	+23.88%	+4.38%	$12,388	+4.75%
10-Year	+62.39%	+4.97%	$16,239	+4.88%
R6					0.50%
6-Month	+0.27%	+0.27%	$10,027
1-Year	-1.34%	-1.34%	$9,866	-1.84%
Since Inception (3/4/14)	+1.37%	+0.63%	$10,137	+0.10%
Advisor[8]					0.61%
6-Month	+0.20%	+0.20%	$10,020
1-Year	-1.45%	-1.45%	$9,855	-1.95%
5-Year	+30.23%	+5.42%	$13,023	+5.80%
10-Year	+78.52%	+5.97%	$17,852	+5.88%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	2.75%	1.10%	1.09%
C	2.18%	0.43%	0.42%
R6	2.83%	1.55%	1.50%
Advisor	3.19%	1.43%	1.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +61.48% and
+6.21%.
9. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on
4/30/16.
10. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN CONVERTIBLE SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,000.70	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,020.54	$4.37
C
Actual	$1,000	$997.60	$8.05
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.12
R6
Actual	$1,000	$1,002.70	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.51
Advisor
Actual	$1,000	$1,002.00	$3.09
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.12

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.62%; R6: 0.50%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a -0.06% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +0.43% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +1.52% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Several sectors the Fund invested in increased in value during the six-month reporting period and supported performance. The industrials, energy and utilities sectors contributed most to Fund returns during the period.

In the industrials sector, Illinois Tool Works, General Electric and Nielsen Holdings helped performance. Industrial products and equipment manufacturer Illinois Tool Works posted strong

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 4/30/16, this category consisted of 532 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 60.

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Dividend Distributions*
11/1/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.90	2.48	3.40	4.60	4.38
December**	14.11	12.71	13.63	14.81	14.58
March	12.96	10.16	12.09	14.38	13.92
Total	30.97	25.35	29.12	33.79	32.88

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 10.21 cent per share distribution to meet excise tax requirements.

earnings results for the fourth quarter of 2015, which were partially driven by excellent cost controls and strength in its consumer-facing businesses. The company also completed a medium-sized acquisition within its automotive original equipment manufacturer division. Industrial conglomerate General Electric’s shares continued to respond positively to the company’s plan to gradually divest itself of GE Capital and reinvest into its industrials businesses. Information and measurement company Nielsen Holdings made incremental progress over the past year toward developing and coalescing support for the company’s total audience measurement ratings platform, which supports our healthier long-term outlook for the business.

Within the energy sector, major oil and gas companies Chevron and Exxon Mobil boosted results, as did the Fund’s new position in oilfield services company Schlumberger. Chevron recovered strongly following several disappointments related to project execution during 2015. In addition, the company provided updated earnings guidance related to capital spending for the next several years that gave investors a roadmap to cash flow neutrality, an important topic for all energy producers in a lower price environment. Exxon, among the more diverse and financially sound energy producers, in our analysis, typically holds up better during periods of declining commodity prices, and the past year was no exception as the company’s shares performed well. Although the shares’ recovery was muted, the limited downside the company experienced along with a moderate recovery was enough to make the stock a relatively strong performer, particularly in light of general market weakness. Schlumberger is a leader in the oilfield services industry and was one of the few such companies still generating free cash flow and buying back stock. The company produced commendable results, in our opinion, during one of the industry’s worst downturns since the 1980s. Largely as a result, Schlumberger’s shares held up relatively well and posted a solid gain during the reporting period.

Utilities companies that benefited the Fund’s performance during the reporting period included NextEra Energy,3 Xcel Energy and Dominion Resources. Clean energy company NextEra Energy benefited from the passage of a congressional spending bill that included multi-year extensions of solar and wind tax credits. The passage of this legislation surprised investors and was a positive event for renewables developers, of which NextEra is among the U.S.’s leading players. The legislation also helped provide greater clarity into the company’s earnings growth trajectory. Electric utility company Xcel Energy benefited from an increase in investor appetite for defensive oriented businesses with what we considered attractive dividend yields. The company increased its dividend for the third year in a row in early 2016. Dominion, another utility holding, also benefited much like Xcel did from investors seeking yield and perceived stability.

Elsewhere, contributors included Avago Technologies in the information technology sector, and Johnson & Johnson in the health care sector. Semiconductor company Avago Technologies, renamed Broadcom after its recent acquisition of that company, increased as it had consistent execution and high profitability levels compared to other semiconductor companies. The company has differentiated its optical and wireless communications products, which have been experiencing rapid adoption and high demand. Johnson & Johnson’s shares rose as the company issued better-than-expected 2016 financial guidance that included an unanticipated cost management program, which aims to improve the company’s operating margins.

In contrast, the health care, financials and information technology sectors detracted from the Fund’s performance during the six months under review. In health care, our position in drug maker Sanofi3 and convertible preferred stocks in generic drug manufacturer Teva Pharmaceutical Industries4 and pharmaceutical firm Allergan hindered results. Sanofi’s shares declined amid threats to its insulin franchise, a slow launch for its new cholesterol drug and a disappointing earnings outlook.

3. Sold by period-end.
4. New position during the period.
See www.franklintempletondatasources.com for additional data provider information.

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Meanwhile, Teva’s shares declined largely due to a delay in its acquisition of Allergan’s generics portfolio amid longer-than-anticipated deliberations with the U.S. Federal Trade Commission and the Food and Drug Administration. Allergan’s shares fell following the termination of its merger with Pfizer after the U.S. Treasury Department placed constraints on tax inversions.

In the financials sector, Morgan Stanley,4 MetLife and Wells Fargo detracted from Fund performance. Along with other capital market firms, Morgan Stanley suffered due to weak cyclical industry trading and investment banking activity. However, its shares notably rebounded since their period low in February. Shares of insurer MetLife fell amid equity market volatility and declining long-term interest rates. Like shares of many other banks, Wells Fargo’s shares declined due to concerns over rising credit costs and energy exposure, and cyclically weak trading revenue.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Microsoft Corp.	3.2%
Information Technology
JPMorgan Chase & Co.	3.1%
Financials
Wells Fargo & Co.	2.7%
Financials
General Electric Co.	2.5%
Industrials
PepsiCo Inc.	2.5%
Consumer Staples
Chevron Corp.	2.4%
Energy
BlackRock Inc.	2.3%
Financials
U.S. Bancorp	2.2%
Financials
Cisco Systems Inc.	2.1%
Information Technology
Lockheed Martin Corp.	2.1%
Industrials

In the information technology sector, Intel, Seagate Technology3 and Maxim Integrated Products3 hindered Fund performance. Semiconductor manufacturer Intel suffered from a weak global personal computer demand environment. In addition, the company has continued to struggle in its efforts to enter and gain market share in the mobile phone market. Data storage products maker Seagate has been pressured by a faster-than-expected transition to next-generation storage technologies and a weak personal computer market due to macroeconomic challenges. Within these pressures, the margin and earnings potential of the business has been significantly undermined and has raised investor concerns about the sustainability of the company’s dividend. Maxim designs and manufactures a broad array of highly integrated analog circuits for consumer, industrial, communications and automotive applications. The company’s share price had risen in the fall of 2015 amid speculation the company may be acquired. During the reporting period, two rumored buyers issued press releases indicating no transaction was imminent, and Maxim’s shares declined. In addition, smart phone demand at the beginning of 2016 was weaker than expected.

Elsewhere, in the consumer discretionary sector, Starwood Hotels & Resorts3 detracted from the Fund’s performance. The hotel operator suffered as investors were disappointed by the initial acquisition price from Marriott and the lodging industry saw deteriorating metrics in late 2015 and early 2016, which led to investor concerns that lodging was nearing the late stages of its cycle. Anadarko Petroleum4 hindered the Fund’s performance in the energy sector. The share price of Anadarko dropped after it was revealed the company made an unsolicited preliminary offer to buy petroleum and natural gas producer Apache. The news sparked a sell-off as investors previously saw Anadarko as a potential seller to larger oil companies.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

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Semiannual Report 23

FRANKLIN EQUITY INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Todd Brighton is a vice president and research analyst for Franklin Equity Group. Mr. Brighton analyzes equity and equity-linked investments for the Core/Hybrid team and specializes in the development of volatility-based strategies. Mr. Brighton joined Franklin Templeton Investments in 2000. His prior responsibilities included the trading of equities, equity derivatives, convertibles and high yield bonds. Mr. Brighton earned his B.S. degree in Managerial Economics from the University of California, Davis. He is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute and the CFA Society of San Francisco.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FISEX)	$22.05	$22.99	-$	0.94
C (FRETX)	$21.89	$22.85	-$	0.96
R (FREIX)	$22.04	$22.99	-$	0.95
R6 (FEIQX)	$22.09	$23.01	-$	0.92
Advisor (FEIFX)	$22.09	$23.02	-$	0.93

Distributions[1] (11/1/15–4/30/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.3097	$0.5966		$0.9063
C	$0.2535	$0.5966		$0.8501
R	$0.2912	$0.5966		$0.8878
R6	$0.3379	$0.5966		$0.9345
Advisor	$0.3288	$0.5966		$0.9254

See page 27 for Performance Summary footnotes.

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Semiannual Report 25

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					0.86%	0.86%
6-Month	-0.06%	-5.80%	$9,420
1-Year	+0.14%	-5.60%	$9,440	-5.45%
5-Year	+51.27%	+7.36%	$14,261	+7.86%
10-Year	+62.60%	+4.36%	$15,328	+4.53%
C					1.61%	1.61%
6-Month	-0.41%	-1.37%	$9,863
1-Year	-0.62%	-1.57%	$9,843	-1.42%
5-Year	+45.75%	+7.83%	$14,575	+8.32%
10-Year	+50.87%	+4.20%	$15,087	+4.36%
R					1.11%	1.11%
6-Month	-0.19%	-0.19%	$9,981
1-Year	-0.11%	-0.11%	$9,989	+0.03%
5-Year	+49.38%	+8.36%	$14,938	+8.86%
10-Year	+58.32%	+4.70%	$15,832	+4.87%
R6					0.49%	2.88%
6-Month	+0.16%	+0.16%	$10,016
1-Year	+0.55%	+0.55%	$10,055	+0.70%
Since Inception (5/1/13)	+30.41%	+9.26%	$13,041	+9.18%
Advisor[8]					0.61%	0.61%
6-Month	+0.07%	+0.07%	$10,007
1-Year	+0.40%	+0.40%	$10,040	+0.55%
5-Year	+53.27%	+8.92%	$15,327	+9.42%
10-Year	+66.03%	+5.20%	$16,603	+5.36%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	2.22%	1.83%	1.81%
C	1.86%	1.20%	1.19%
R	2.19%	1.69%	1.68%
R6	2.60%	2.31%	2.30%
Advisor	2.52%	2.19%	2.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 27 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 2/28/17.
Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.98% and
+5.74%.
9. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 4/30/16.
10. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Semiannual Report 27

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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			FRANKLIN EQUITY INCOME FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$999.40	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.54	$4.37
C
Actual	$1,000	$995.90	$8.04
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.12
R
Actual	$1,000	$998.10	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.62
R6
Actual	$1,000	$1,001.60	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.51
Advisor
Actual	$1,000	$1,000.70	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.12

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.62%; R: 1.12%; R6: 0.50%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 29

Franklin Real Return Fund

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. The managers also have the flexibility to invest in other sectors of the market to increase real return (total return less the rate of inflation) potential and offer greater diversification.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Includes Senior Floating Rate Interests.
***In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +1.55% cumulative total return. In comparison, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, posted a +3.89% total return.1 Also for comparison, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 0.60% for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 32.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

At period-end, slightly more than half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics, bls.gov/cpi.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

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FRANKLIN REAL RETURN FUND

diversification, we also allocated the Fund’s assets to foreign government and agency securities, management investment companies, common stocks, corporate bonds, senior secured floating rate loans and short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

Dividend Distributions*
11/1/15–4/30/16
Dividend per Share (cents)
Advisor
Month	Class A	Class C	Class R6	Class
November**	—	—	—	—
December	10.02	5.68	14.63	12.64
January**	—	—	—	—
February**	—	—	—	—
March**	—	—	—	—
April**	—	—	—	—
Total	10.02	5.68	14.63	12.64

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

During the period, we increased the Fund’s allocations to TIPS, high yield corporate credit and natural resources. In contrast, we decreased the Fund’s allocation to foreign government debt securities. The Fund’s heaviest allocations were in TIPS and foreign government debt securities.

The Fund’s investments in TIPS, foreign government bonds and natural resources helped results. In contrast, the Fund’s positions in non-U.S. dollar holdings and high yield corporate credit hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 31

FRANKLIN REAL RETURN FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15	Change
A (FRRAX)	$9.97	$9.92	+$0.05
C (FRRCX)	$9.90	$9.82	+$0.08
R6 (FRRRX)	$10.00	$9.98	+$0.02
Advisor (FARRX)	$10.00	$9.96	+$0.04

Distributions[1] (11/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.1002
C	$0.0568
R6	$0.1463
Advisor	$0.1264

See page 34 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	(with waiver)	(without waiver)
A				0.92%	1.12%
6-Month	+1.55%	-2.76%
1-Year	-3.23%	-7.32%	-7.51%
5-Year	-3.36%	-1.54%	-1.52%
10-Year	+28.43%	+2.09%	+2.08%
C				1.32%	1.52%
6-Month	+1.41%	+0.41%
1-Year	-3.59%	-4.55%	-4.60%
5-Year	-5.31%	-1.09%	-1.04%
Since Inception (11/3/08)	+17.65%	+2.20%	+2.05%
R6				0.52%	0.73%
6-Month	+1.72%	+1.72%
1-Year	-2.85%	-2.85%	-2.91%
Since Inception (5/1/13)	-3.30%	-1.11%	-1.59%
Advisor				0.67%	0.87%
6-Month	+1.72%	+1.72%
1-Year	-2.96%	-2.96%	-3.11%
5-Year	-2.19%	-0.44%	-0.39%
10-Year	+31.69%	+2.79%	+2.79%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	—	2.00%	1.78%
C	—	1.68%	1.46%
R6	—	2.47%	2.25%
Advisor	—	2.32%	2.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 2/28/17. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 2/28/17. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on
4/30/16.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report 35

FRANKLIN REAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,015.50	$4.46
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.47
C
Actual	$1,000	$1,014.10	$6.46
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.47
R6
Actual	$1,000	$1,017.20	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.51
Advisor
Actual	$1,000	$1,017.20	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%;
C: 1.29%; R6: 0.50%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

36 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Balanced Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.40	$11.86	$11.43	$10.64	$9.87	$9.61
Income from investment operations[a]:
Net investment income[b]	0.15	0.30	0.31 [c]	0.27	0.30	0.32
Net realized and unrealized gains (losses)	0.04	(0.24)	0.65	1.02	0.83	0.30
Total from investment operations	0.19	0.06	0.96	1.29	1.13	0.62
Less distributions from:
Net investment income.	(0.18)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gains	—	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.18)	(0.52)	(0.53)	(0.50)	(0.36)	(0.36)
Net asset value, end of period	$11.41	$11.40	$11.86	$11.43	$10.64	$9.87

Total return[e]	1.78%	0.51%	8.66%	12.51%	11.70%	6.51%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.02%	1.06%	1.09%	1.12%	1.15%	1.17%
Expenses net of waiver and payments by
affiliates	1.00%[g]	1.06%[g,h]	1.09%[g,h]	1.10%[g]	1.01%	1.01%
Net investment income	2.68%	2.56%	2.64%[c]	2.51%	2.95%	3.27%

Supplemental data
Net assets, end of period (000’s)	$2,512,685	$2,371,133	$2,053,623	$1,354,710	$627,287	$218,625
Portfolio turnover rate	13.82%	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 37

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31	$11.77	$11.34	$10.57	$9.81	$9.54
Income from investment operations[a]:
Net investment income[b]	0.11	0.21	0.23 [c]	0.20	0.23	0.25
Net realized and unrealized gains (losses)	0.04	(0.23)	0.65	0.99	0.82	0.31
Total from investment operations	0.15	(0.02)	0.88	1.19	1.05	0.56
Less distributions from:
Net investment income.	(0.14)	(0.28)	(0.28)	(0.28)	(0.29)	(0.29)
Net realized gains	—	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.14)	(0.44)	(0.45)	(0.42)	(0.29)	(0.29)
Net asset value, end of period	$11.32	$11.31	$11.77	$11.34	$10.57	$9.81

Total return[e]	1.42%	(0.20)%	7.97%	11.62%	10.91%	5.91%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.77%	1.77%	1.79%	1.82%	1.85%	1.87%
Expenses net of waiver and payments by
affiliates	1.75%[g]	1.77%[g,h]	1.79%[g,h]	1.80%[g]	1.71%	1.71%
Net investment income	1.93%	1.85%	1.94%[c]	1.81%	2.25%	2.57%

Supplemental data
Net assets, end of period (000’s)	$609,481	$563,419	$492,514	$354,359	$187,991	$85,302
Portfolio turnover rate	13.82%	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.42	$11.89	$11.45	$10.66	$9.89	$9.62
Income from investment operations[a]:
Net investment income[b]	0.14	0.27	0.29 [c]	0.26	0.29	0.31
Net realized and unrealized gains (losses)	0.05	(0.24)	0.66	1.01	0.82	0.30
Total from investment operations	0.19	0.03	0.95	1.27	1.11	0.61
Less distributions from:
Net investment income.	(0.17)	(0.34)	(0.34)	(0.34)	(0.34)	(0.34)
Net realized gains	—	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.17)	(0.50)	(0.51)	(0.48)	(0.34)	(0.34)
Net asset value, end of period	$11.44	$11.42	$11.89	$11.45	$10.66	$9.89

Total return[e]	1.76%	0.21%	8.51%	12.26%	11.46%	6.39%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.27%	1.27%	1.29%	1.32%	1.35%	1.37%
Expenses net of waiver and payments by
affiliates	1.25%[g]	1.27%[g,h]	1.29%[g,h]	1.30%[g]	1.21%	1.21%
Net investment income	2.43%	2.35%	2.44%[c]	2.31%	2.75%	3.07%

Supplemental data
Net assets, end of period (000’s)	$4,496	$4,699	$3,598	$3,253	$2,378	$1,928
Portfolio turnover rate	13.82%	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 39

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.42	$11.89	$11.45	$11.08
Income from investment operations[b]:
Net investment income[c]	0.16	0.35	0.37 [d]	0.19
Net realized and unrealized gains (losses)	0.05	(0.25)	0.65	0.38
Total from investment operations	0.21	0.10	1.02	0.57
Less distributions from:
Net investment income	(0.20)	(0.41)	(0.41)	(0.20)
Net realized gains	—	(0.16)	(0.17)	—
Total distributions	(0.20)	(0.57)	(0.58)	(0.20)
Net asset value, end of period	$11.43	$11.42	$11.89	$11.45

Total return[e]	1.95%	0.81%	9.29%	5.15%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.73%	0.70%	0.68%	1.82%
Expenses net of waiver and payments by affiliates[g]	0.65%	0.67%	0.68%[h]	0.70%
Net investment income	3.03%	2.95%	3.05%[d]	2.91%

Supplemental data
Net assets, end of period (000’s)	$260	$221	$513	$5
Portfolio turnover rate.	13.82%	69.23%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.42	$11.88	$11.45	$10.66	$9.89	$9.62
Income from investment operations[a]:
Net investment income[b]	0.16	0.33	0.35 [c]	0.30	0.34	0.35
Net realized and unrealized gains (losses)	0.05	(0.24)	0.65	1.02	0.82	0.31
Total from investment operations	0.21	0.09	1.00	1.32	1.16	0.66
Less distributions from:
Net investment income.	(0.20)	(0.39)	(0.40)	(0.39)	(0.39)	(0.39)
Net realized gains	—	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.20)	(0.55)	(0.57)	(0.53)	(0.39)	(0.39)
Net asset value, end of period	$11.43	$11.42	$11.88	$11.45	$10.66	$9.89

Total return[e]	1.90%	0.81%	8.97%	12.82%	12.01%	6.93%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.77%	0.77%	0.79%	0.82%	0.85%	0.87%
Expenses net of waiver and payments by
affiliates	0.75%[g]	0.77%[g,h]	0.79%[g,h]	0.80%[g]	0.71%	0.71%
Net investment income	2.93%	2.85%	2.94%[c]	2.81%	3.25%	3.57%

Supplemental data
Net assets, end of period (000’s)	$71,816	$54,881	$41,494	$68,201	$13,779	$7,477
Portfolio turnover rate	13.82%	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 41

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Balanced Fund
	Country	Shares	Value

Common Stocks 48.3%
Consumer Discretionary 3.5%
Daimler AG	Germany	200,000	$13,899,831
Ford Motor Co	United States	2,500,000	33,900,000
Nordstrom Inc	United States	500,000	25,565,000
Target Corp	United States	500,000	39,750,000
			113,114,831
Consumer Staples 2.8%
Anheuser-Busch InBev NV, ADR.	Belgium	200,000	24,836,000
CVS Health Corp	United States	300,000	30,150,000
PepsiCo Inc	United States	350,000	36,036,000
			91,022,000
Energy 5.5%
Anadarko Petroleum Corp	United States	500,000	26,380,000
Chevron Corp	United States	500,000	51,090,000
Exxon Mobil Corp	United States	300,000	26,520,000
Occidental Petroleum Corp	United States	300,000	22,995,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	419,264	22,174,873
Total SA, B, ADR	France	500,000	25,375,000
			174,534,873
Financials 8.9%
BlackRock Inc	United States	100,000	35,633,000
The Charles Schwab Corp	United States	1,000,000	28,410,000
JPMorgan Chase & Co	United States	850,000	53,720,000
Royal Bank of Canada	Canada	500,000	31,060,000
T. Rowe Price Group Inc	United States	400,000	30,116,000
The Toronto-Dominion Bank	Canada	750,000	33,375,000
U.S. Bancorp	United States	750,000	32,017,500
Wells Fargo & Co	United States	800,000	39,984,000
			284,315,500
Health Care 5.0%
[a] Amgen Inc	United States	175,000	27,702,500
AstraZeneca PLC, ADR	United Kingdom	1,285,000	37,213,600
Johnson & Johnson.	United States	400,000	44,832,000
Pfizer Inc	United States	1,500,000	49,065,000
			158,813,100
Industrials 6.3%
The Boeing Co	United States	210,000	28,308,000
General Electric Co	United States	1,250,000	38,437,500
Northrop Grumman Corp	United States	125,000	25,782,500
Raytheon Co	United States	300,000	37,905,000
Republic Services Inc	United States	700,000	32,949,000
United Parcel Service Inc., B	United States	350,000	36,774,500
			200,156,500
Information Technology 9.4%
Analog Devices Inc	United States	600,000	33,792,000
Apple Inc	United States	450,000	42,183,000
Computer Sciences Corp	United States	300,000	9,939,000
CSRA Inc	United States	300,000	7,788,000
Ericsson, B, ADR	Sweden	1,500,000	12,135,000
Intel Corp	United States	1,000,000	30,280,000

42 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Maxim Integrated Products Inc	United States	700,000	$25,004,000
Microsoft Corp	United States	1,000,000	49,870,000
Oracle Corp	United States	440,000	17,538,400
QUALCOMM Inc	United States	600,000	30,312,000
Texas Instruments Inc	United States	750,000	42,780,000
			301,621,400
Materials 3.9%
BASF SE	Germany	400,000	33,049,031
[a] E. I. du Pont de Nemours and Co	United States	500,000	32,955,000
The Mosaic Co	United States	850,000	23,791,500
Praxair Inc	United States	300,000	35,238,000
			125,033,531
Telecommunication Services 2.4%
Rogers Communications Inc., B	Canada	900,000	34,992,000
Verizon Communications Inc	United States	800,000	40,752,000
			75,744,000
Utilities 0.6%
Dominion Resources Inc	United States	270,480	19,331,205
Total Common Stocks (Cost $1,419,718,033)			1,543,686,940

Management Investment Companies 1.6%
Financials 1.6%
iShares Core U.S. Aggregate Bond ETF	United States	200,000	22,178,000
iShares iBoxx High Yield Corporate Bond ETF	United States	350,000	29,347,500
Total Management Investment Companies
(Cost $49,847,930)			51,525,500

[b] Equity-Linked Securities 9.4%
Energy 1.3%
[c] Barclays Bank PLC into Halliburton Co., 6.00%, 144A	United States	604,000	24,899,115
[c] Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	200,000	16,018,280
			40,917,395
Financials 0.7%
[c] Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	1,500,000	22,022,550
Industrials 2.7%
[c] The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	600,000	17,774,520
[c] Merrill Lynch International & Co. CV into Union Pacific Corp., 5.75%, 144A	United States	386,000	33,747,169
[c] Merrill Lynch International & Co. CV into United Technologies Corp., 5.00%, 144A	United States	354,000	36,465,540
			87,987,229
Information Technology 3.2%
[c] Citigroup Inc. into Cisco Systems Inc., 7.50%, 144A	United States	1,442,000	39,493,784
[c] JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	50,000	29,373,400
[c] JPMorgan Chase & Co. into Oracle Corp., 6.00%, 144A	United States	865,000	34,392,746
			103,259,930

franklintempleton.com

Semiannual Report 43

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
	Country	Shares	Value

[b] Equity-Linked Securities (continued)
Materials 1.5%
[c] Deutsche Bank AG into Rio Tinto PLC, 9.00%, 144A	United Kingdom	680,000	$23,062,404
[c] The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 7.50%, 144A.	United States	294,400	24,490,371
			47,552,775
Total Equity-Linked Securities (Cost $319,120,094)			301,739,879

Convertible Preferred Stocks 5.4%
Energy 1.0%
Hess Corp., 8.00%, cvt. pfd	United States	400,000	30,408,000
Financials 1.1%
American Tower Corp., 5.50%, cvt. pfd	United States	350,000	36,288,000
Health Care 1.7%
Allergan PLC, 5.50%, cvt. pfd	United States	35,102	28,484,922
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	30,000	27,030,000
			55,514,922
Utilities 1.6%
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	438,900	21,650,937
NextEra Energy Inc., 5.799%, cvt. pfd	United States	200,000	12,090,000
NextEra Energy Inc., 6.371%, cvt. pfd	United States	260,000	15,548,000
			49,288,937
Total Convertible Preferred Stocks (Cost $164,822,250)			171,499,859

Preferred Stocks 0.4%
Financials 0.4%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,221,200
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,753,800
Total Preferred Stocks (Cost $12,250,000)			12,975,000

		Principal
		Amount*

Corporate Bonds 29.1%
Consumer Discretionary 2.9%
[c] CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	20,000,000	21,581,040
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	15,133,425
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	5,067,920
KB Home, senior note, 7.625%, 5/15/23	United States	2,625,000	2,690,625
[c] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,375,000
Tiffany & Co., senior bond, 4.90%, 10/01/44.	United States	7,000,000	6,832,721
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United States	7,000,000	7,306,873
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	17,117,659
			91,105,263
Consumer Staples 3.5%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000	16,991,520
CVS Health Corp., senior note, 3.875%, 7/20/25.	United States	10,000,000	10,808,940
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22.	United States	10,000,000	10,623,740
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	16,239,990
Reynolds American Inc.,
senior note, 2.30%, 8/21/17	United States	6,100,000	6,178,519
senior note, 4.45%, 6/12/25	United States	15,000,000	16,686,885
Tyson Foods Inc., senior bond, 3.95%, 8/15/24.	United States	12,100,000	13,035,959

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Staples (continued)
[c] Whole Foods Market Inc., senior note, 144A, 5.20%, 12/03/25	United States	20,000,000	$21,091,140
			111,656,693
Energy 3.3%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	7,215,000	8,224,350
Antero Resources Corp., senior note, 5.625%, 6/01/23	United States	10,000,000	9,750,000
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	22,914,700
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,379,468
[c] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	18,800,000	17,625,000
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	12,598,759
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	8,542,635
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	2,980,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,223,950
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	13,558,020
			105,796,882
Financials 10.4%
[d] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,028,125
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	9,837,500
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	14,000,000	13,979,266
Citigroup Inc.,
[d] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	14,540,625
sub. bond, 5.50%, 9/13/25	United States	10,000,000	11,092,940
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,213,145
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	13,398,000
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,314,000
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,040,120
[d] JPMorgan Chase & Co.,
junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,068,750
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,530,050
[c] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,728,073
[d] MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	2,500,000	2,440,500
[c] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,159,324
Morgan Stanley,
[d] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	10,804,625
senior note, 2.50%, 4/21/21	United States	15,000,000	15,054,540
senior sub. bond, 4.35%, 9/08/26.	United States	15,000,000	15,522,930
Navient Corp., senior note, 6.125%, 3/25/24.	United States	15,000,000	13,507,500
[c] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter,
10/16/44.	Japan	15,000,000	16,350,000
[d] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN
thereafter, Perpetual	United States	12,000,000	11,520,000
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	13,168,440
Prudential Financial Inc.,
3.50%, 5/15/24	United States	10,000,000	10,300,410
junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,410,000
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,333,630
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,279,900
sub. note, 5.125%, 5/28/24	United Kingdom	10,400,000	10,125,492
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21.	United States	7,000,000	7,742,357

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Semiannual Report 45

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Financials (continued)
[d] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	$16,040,625
			333,530,867
Health Care 3.0%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	12,179,088
[c] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	14,440,000
[c] Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	11,900,000	12,258,892
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,609,580
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,746,330
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,252,640
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,450,000
[c] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	5,244,750
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	7,018,688
			95,199,968
Industrials 1.7%
[c] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,332,279	6,498,502
[c] Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,090,600
[d] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000	10,271,040
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000	16,100,085
[e] United Rentals North America Inc., senior bond, 5.875%, 9/15/26.	United States	4,300,000	4,300,000
[c] XPO Logistics Inc., senior note, 144A, 7.875%, 9/01/19.	United States	5,000,000	5,275,000
			54,535,227
Information Technology 1.1%
[c] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	6,091,250
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	10,211,460
[c] Western Digital Corp., senior secured note, 144A, 7.375%, 4/01/23	United States	20,000,000	20,200,000
			36,502,710
Materials 0.9%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23 .	United States	5,000,000	5,125,000
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22 .	Australia	12,500,000	13,157,500
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	5,880,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,044,212
			28,206,712
Telecommunication Services 1.4%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000	12,343,523
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	7,550,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23.	Spain	10,000,000	11,037,450
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	14,645,565
			45,576,538
Utilities 0.9%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	7,141,428
[c,d] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	9,670,000
[c] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	4,513,750

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	$6,950,000
			28,275,178
Total Corporate Bonds (Cost $919,722,877)			930,386,038
Total Investments before Short Term Investments
(Cost $2,885,481,184)			3,011,813,216

		Shares
Short Term Investments (Cost $175,970,880) 5.5%
Money Market Funds 5.5%
[f,g] Institutional Fiduciary Trust Money Market Portfolio	United States	175,970,880	175,970,880
Total Investments (Cost $3,061,452,064) 99.7%.			3,187,784,096
Options Written (0.0)%†			(1,296,250)
Other Assets, less Liabilities 0.3%			12,250,837
Net Assets 100.0%			$3,198,738,683

		Number of
		Contracts
[h] Options Written (0.0)%†
Calls - Exchange-Traded
Health Care (0.0)%†
Amgen Inc., May Strike Price $160, Expires 5/20/16		1,750	(411,250)
Materials (0.0)%†
E. I. du Pont de Nemours and Co., May Strike Price $65, Expires 5/20/16		5,000	(885,000)
Total Options Written (Premiums received $894,203)			$(1,296,250)

See Abbreviations on page 94.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is held in connection with written option contracts open at period end.
bSee Note 1(f) regarding equity-linked securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $537,058,388, representing 16.79% of net assets.
dPerpetual security with no stated maturity date.
eSecurity purchased on a when-issued basis. See Note 1(d).
fNon-income producing.
gSee Note 3(f) regarding investments in affiliated management investment companies.
hSee Note 1(e) regarding written options.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 47

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Convertible Securities Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00	$18.97	$17.82	$14.93	$14.37	$14.55
Income from investment operations[a]:
Net investment income[b]	0.12	0.24	0.23	0.37	0.41	0.42
Net realized and unrealized gains (losses)	(0.12)	(0.14)	1.32	2.99	0.67	(0.06)
Total from investment operations	—	0.10	1.55	3.36	1.08	0.36
Less distributions from:
Net investment income.	(0.29)	(0.39)	(0.33)	(0.47)	(0.52)	(0.54)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—	—
Total distributions	(0.65)	(1.07)	(0.40)	(0.47)	(0.52)	(0.54)
Net asset value, end of period	$17.35	$18.00	$18.97	$17.82	$14.93	$14.37

Total return[c]	0.07%	0.66%	8.85%	22.92%	7.66%	2.35%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.88%	0.86%	0.88%	0.88%	0.90%	0.88%
Expenses net of waiver and payments by
affiliates	0.87%[e]	0.86%[e,f]	0.88%[e,f]	0.88%[e]	0.90%	0.88%
Net investment income	1.35%	1.33%	1.23%	2.25%	2.84%	2.77%

Supplemental data
Net assets, end of period (000’s)	$729,672	$818,082	$921,134	$844,498	$602,804	$704,844
Portfolio turnover rate	14.50%	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

48 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.75	$18.73	$17.60	$14.75	$14.21	$14.39
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.09	0.24	0.30	0.30
Net realized and unrealized gains (losses)	(0.10)	(0.16)	1.31	2.97	0.65	(0.06)
Total from investment operations	(0.05)	(0.05)	1.40	3.21	0.95	0.24
Less distributions from:
Net investment income.	(0.23)	(0.25)	(0.20)	(0.36)	(0.41)	(0.42)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—	—
Total distributions	(0.59)	(0.93)	(0.27)	(0.36)	(0.41)	(0.42)
Net asset value, end of period	$17.11	$17.75	$18.73	$17.60	$14.75	$14.21

Total return[c]	(0.24)%	(0.15)%	8.01%	22.11%	6.79%	1.60%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.63%	1.61%	1.63%	1.63%	1.65%	1.63%
Expenses net of waiver and payments by
affiliates	1.62%[e]	1.61%[e,f]	1.63%[e,f]	1.63%[e]	1.65%	1.63%
Net investment income	0.60%	0.58%	0.48%	1.50%	2.09%	2.02%

Supplemental data
Net assets, end of period (000’s)	$291,004	$311,951	$333,034	$273,132	$211,630	$232,471
Portfolio turnover rate	14.50%	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 49

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.09	$18.99	$19.21
Income from investment operations[b]:
Net investment income[c]	0.07	0.30	0.19
Net realized and unrealized gains (losses)	(0.03)	(0.14)	(0.17)
Total from investment operations	0.04	0.16	0.02
Less distributions from:
Net investment income	(0.33)	(0.38)	(0.24)
Net realized gains.	(0.36)	(0.68)	—
Total distributions	(0.69)	(1.06)	(0.24)
Net asset value, end of period	$17.44	$18.09	$18.99

Total return[d]	0.27%	0.99%	0.11%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.55%	0.50%	0.51%
Expenses net of waiver and payments by affiliates[f]	0.50%	0.50%[g]	0.51%[g]
Net investment income	1.72%	1.69%	1.60%

Supplemental data
Net assets, end of period (000’s)	$6,143	$5	$3,093
Portfolio turnover rate	14.50%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

50 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00	$18.98	$17.83	$14.94	$14.38	$14.56
Income from investment operations[a]:
Net investment income[b]	0.13	0.29	0.28	0.41	0.45	0.47
Net realized and unrealized gains (losses)	(0.10)	(0.15)	1.32	2.99	0.66	(0.08)
Total from investment operations	0.03	0.14	1.60	3.40	1.11	0.39
Less distributions from:
Net investment income.	(0.32)	(0.44)	(0.38)	(0.51)	(0.55)	(0.57)
Net realized gains	(0.36)	(0.68)	(0.07)	—	—	—
Total distributions	(0.68)	(1.12)	(0.45)	(0.51)	(0.55)	(0.57)
Net asset value, end of period	$17.35	$18.00	$18.98	$17.83	$14.94	$14.38

Total return[c]	0.20%	0.87%	9.13%	23.21%	7.93%	2.60%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.63%	0.61%	0.63%	0.63%	0.65%	0.63%
Expenses net of waiver and payments by
affiliates	0.62%[e]	0.61%[e,f]	0.63%[e,f]	0.63%[e]	0.65%	0.63%
Net investment income	1.60%	1.58%	1.48%	2.50%	3.09%	3.02%

Supplemental data
Net assets, end of period (000’s)	$1,050,101	$899,441	$877,190	$387,528	$196,765	$181,611
Portfolio turnover rate	14.50%	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Convertible Securities Fund
	Country	Shares	Value

Common Stocks (Cost $10,780,000) 0.6%
Utilities 0.6%
Dominion Resources Inc	United States	170,016	$12,151,043

Convertible Preferred Stocks 23.8%
Consumer Staples 4.4%
Post Holdings Inc., 5.25%, cvt. pfd	United States	95,200	12,463,108
Post Holdings Inc., 2.50%, cvt. pfd	United States	231,200	31,847,800
Tyson Foods Inc., 4.75%, cvt. pfd	United States	650,000	47,411,000
			91,721,908
Energy 1.4%
Chesapeake Energy Corp., 5.75%, cvt. pfd	United States	18,500	5,711,875
McDermott International Inc., 6.25%, cvt. pfd	United States	960,000	16,118,400
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	1,600,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B.	United States	236,000	5,982,600
			29,412,875
Financials 1.1%
Wintrust Financial Corp., 5.00%, cvt. pfd	United States	17,800	23,544,950
Health Care 3.6%
Allergan PLC, 5.50%, cvt. pfd	United States	45,500	36,922,795
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	42,500	38,292,500
			75,215,295
Industrials 3.7%
Stanley Black & Decker Inc., 6.25%, cvt. pfd	United States	389,900	46,171,958
Stericycle Inc., 5.25%, cvt. pfd	United States	380,000	29,510,800
			75,682,758
Materials 1.4%
Alcoa Inc., 5.375%, cvt. pfd	United States	750,000	28,560,000
Telecommunication Services 3.3%
Frontier Communications Corp., 11.125%, cvt. pfd	United States	267,060	27,854,358
T-Mobile US Inc., 5.50%, cvt. pfd	United States	600,000	40,686,000
			68,540,358
Utilities 4.9%
Black Hills Corp., 7.75%, cvt. pfd	United States	606,000	41,098,920
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,135,916
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,208,100
Exelon Corp., 6.50%, cvt. pfd	United States	500,000	24,230,000
NextEra Energy Inc., 5.799%, cvt. pfd	United States	164,000	9,913,800
			101,586,736
Total Convertible Preferred Stocks (Cost $513,142,396)			494,264,880

		Principal
		Amount*

Convertible Bonds 70.5%
Consumer Discretionary 10.8%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18.	China	19,200,000	24,480,000
[a] GNC Holdings Inc., cvt., senior note, 144A, 1.50%, 8/15/20	United States	5,000,000	3,907,625
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16.	United States	20,190,000	20,047,661
Jarden Corp., cvt., senior sub. bond, 1.125%, 3/15/34	United States	35,000,000	45,793,300

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds (continued)
Consumer Discretionary (continued)
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	$29,810,156
Liberty Media Corp., cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	21,412,000
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	42,918,750
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	37,535,247
			225,904,739
Energy 0.5%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	25,000,000	10,812,500
Financials 1.7%
Forest City Enterprises Inc.,
cvt., senior note, 4.25%, 8/15/18	United States	17,110,000	18,863,775
cvt., senior note, A, 3.625%, 8/15/20	United States	15,250,000	16,031,563
			34,895,338
Health Care 16.0%
[a] Anacor Pharmaceuticals Inc., cvt., senior note, 144A, 2.00%, 4/15/23	United States	24,000,000	27,630,000
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20.	United States	28,200,000	34,333,500
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	26,150,875
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	11,796,875
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	17,710,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	9,146,419
[a] HeartWare International Inc., cvt., senior note, 144A, 1.75%, 12/15/21	United States	21,728,000	15,481,200
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	34,155,000
[a] Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	45,000,000	41,878,125
Jazz Investments I Ltd., cvt., senior note, 1.875%, 8/15/21.	United States	35,000,000	39,112,500
[a] Novavax Inc., senior note, 144A, cvt., 3.75%, 2/01/23	United States	34,000,000	34,559,300
[a] Nuvasive Inc., cvt., senior note, 144A, 2.25%, 3/15/21.	United States	12,000,000	13,567,500
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	13,288,800
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	14,354,375
			333,164,469
Industrials 0.8%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19.	United States	20,000,000	16,150,000
Information Technology 38.8%
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	21,400,000	22,309,500
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	18,100,000	35,068,750
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	22,591,250
[a] Integrated Device Technology Inc., cvt., senior note, 144A, 0.875%, 11/15/22	United States	4,700,000	4,403,313
Intel Corp.,
cvt., junior sub. bond, 3.25%, 8/01/39.	United States	8,000,000	12,180,040
[a] cvt., junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	23,571,875
cvt., junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,481,250
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	5,884,375
Microchip Technology Inc., cvt., senior sub. bond, 1.625%, 2/15/25.	United States	40,000,000	41,675,000
Micron Technology Inc.,
cvt., senior bond, 2.125%, 2/15/33.	United States	11,800,000	14,381,250
cvt., senior bond, G, 3.00%, 11/15/43	United States	20,000,000	14,262,500
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18.	United States	36,300,000	36,345,375
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	17,600,000	40,117,000
NXP Semiconductors NV, senior note, cvt., 1.00%, 12/01/19	Netherlands	35,000,000	39,812,500
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	26,500,000	39,087,500

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Semiannual Report 53

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds (continued)
Information Technology (continued)
Proofpoint Inc.,
cvt., senior note, 1.25%, 12/15/18	United States	22,075,000	$34,588,766
[a] cvt., senior note, 144A, 0.75%, 6/15/20	United States	12,500,000	12,828,125
Qihoo 360 Technologies Co. Ltd., cvt., senior note, 1.75%, 8/15/21.	China	24,000,000	23,835,000
Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000	36,178,594
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	44,484,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20.	United States	33,000,000	34,340,625
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	41,290,937
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	26,926,750
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	36,694,080
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	35,000,000	29,553,125
VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000	27,823,125
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	38,678,062
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	28,977,262
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	35,451,000
			805,820,929
Materials 1.9%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	13,900,000	12,883,562
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	26,242,800
			39,126,362
Total Convertible Bonds (Cost $1,339,491,288)			1,465,874,337

		Shares

Escrows and Litigation Trusts (Cost $22,362) 0.0%
[b,c] Motors Liquidation Co., Escrow Account	United States	376,200	—
Total Investments before Short Term Investments
(Cost $1,863,436,046)			1,972,290,260

Short Term Investments (Cost $101,308,445) 4.9%
Money Market Funds 4.9%
[b,d] Institutional Fiduciary Trust Money Market Portfolio.	United States	101,308,445	101,308,445
Total Investments (Cost $1,964,744,491) 99.8%			2,073,598,705
Other Assets, less Liabilities 0.2%			3,321,095
Net Assets 100.0%			$2,076,919,800

See Abbreviations on page 94.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $177,827,063, representing 8.56% of net assets.
bNon-income producing.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dSee Note 3(f) regarding investments in affiliated management investment companies.

54 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Equity Income Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.99	$23.93	$22.16	$18.01	$16.58	$15.93
Income from investment operations[a]:
Net investment income[b]	0.25	0.55	0.66 [c]	0.44	0.41	0.41
Net realized and unrealized gains (losses)	(0.28)	0.26	1.73	4.19	1.46	0.75
Total from investment operations	(0.03)	0.81	2.39	4.63	1.87	1.16
Less distributions from:
Net investment income.	(0.31)	(0.69)	(0.50)	(0.48)	(0.44)	(0.51)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—	—
Total distributions	(0.91)	(1.75)	(0.62)	(0.48)	(0.44)	(0.51)
Net asset value, end of period	$22.05	$22.99	$23.93	$22.16	$18.01	$16.58

Total return[d]	(0.06)%	3.72%	10.99%	26.07%	11.43%	7.27%

Ratios to average net assets[e]
Expenses.	0.87%[f]	0.86%[f]	0.87%[f]	0.91%	0.95%	0.96%
Net investment income	2.36%	2.37%	2.87%[c]	2.19%	2.36%	2.48%

Supplemental data
Net assets, end of period (000’s)	$1,767,093	$1,790,392	$1,762,318	$1,637,089	$1,305,791	$1,105,132
Portfolio turnover rate	35.79%	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.85	$23.79	$22.04	$17.91	$16.50	$15.85
Income from investment operations[a]:
Net investment income[b]	0.17	0.37	0.49 [c]	0.28	0.28	0.29
Net realized and unrealized gains (losses)	(0.28)	0.27	1.71	4.18	1.45	0.74
Total from investment operations	(0.11)	0.64	2.20	4.46	1.73	1.03
Less distributions from:
Net investment income.	(0.25)	(0.52)	(0.33)	(0.33)	(0.32)	(0.38)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—	—
Total distributions	(0.85)	(1.58)	(0.45)	(0.33)	(0.32)	(0.38)
Net asset value, end of period	$21.89	$22.85	$23.79	$22.04	$17.91	$16.50

Total return[d]	(0.41)%	2.96%	10.14%	25.18%	10.56%	6.44%

Ratios to average net assets[e]
Expenses.	1.62%[f,g]	1.61%[f,g]	1.62%[f,g]	1.66%[g]	1.70%	1.71%
Net investment income	1.61%	1.62%	2.12%[c]	1.44%	1.61%	1.73%

Supplemental data
Net assets, end of period (000’s)	$251,325	$250,347	$241,566	$208,325	$134,746	$118,686
Portfolio turnover rate	35.79%	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

56 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.99	$23.93	$22.17	$18.01	$16.58	$15.93
Income from investment operations[a]:
Net investment income[b]	0.23	0.50	0.61 [c]	0.39	0.37	0.38
Net realized and unrealized gains (losses)	(0.29)	0.25	1.72	4.20	1.46	0.73
Total from investment operations	(0.06)	0.75	2.33	4.59	1.83	1.11
Less distributions from:
Net investment income.	(0.29)	(0.63)	(0.45)	(0.43)	(0.40)	(0.46)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—	—
Total distributions	(0.89)	(1.69)	(0.57)	(0.43)	(0.40)	(0.46)
Net asset value, end of period	$22.04	$22.99	$23.93	$22.17	$18.01	$16.58

Total return[d]	(0.19)%	3.45%	10.67%	25.81%	11.16%	7.00%

Ratios to average net assets[e]
Expenses.	1.12%[f,g]	1.11%[f,g]	1.12%[f,g]	1.16%[g]	1.20%	1.21%
Net investment income	2.11%	2.12%	2.62%[c]	1.94%	2.11%	2.23%

Supplemental data
Net assets, end of period (000’s)	$6,170	$6,265	$7,305	$5,844	$4,940	$3,830
Portfolio turnover rate	35.79%	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.01	$23.95	$22.18	$20.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.63	0.75 [d]	0.26
Net realized and unrealized gains (losses)	(0.13)	0.27	1.73	2.18
Total from investment operations	0.02	0.90	2.48	2.44
Less distributions from:
Net investment income	(0.34)	(0.78)	(0.59)	(0.26)
Net realized gains	(0.60)	(1.06)	(0.12)	—
Total distributions	(0.94)	(1.84)	(0.71)	(0.26)
Net asset value, end of period	$22.09	$23.01	$23.95	$22.18

Total return[e]	0.16%	4.10%	11.38%	12.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.50%	2.89%	1.78%	2.16%
Expenses net of waiver and payments by affiliates[g]	0.50%[h]	0.48%	0.50%	0.51%
Net investment income	2.73%	2.75%	3.24%[d]	2.59%

Supplemental data
Net assets, end of period (000’s)	$7,902	$6	$6	$6
Portfolio turnover rate.	35.79%	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

58 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.02	$23.96	$22.19	$18.02	$16.59	$15.94
Income from investment operations[a]:
Net investment income[b]	0.27	0.60	0.71 [c]	0.48	0.45	0.45
Net realized and unrealized gains (losses)	(0.27)	0.27	1.74	4.22	1.46	0.75
Total from investment operations	—	0.87	2.45	4.70	1.91	1.20
Less distributions from:
Net investment income.	(0.33)	(0.75)	(0.56)	(0.53)	(0.48)	(0.55)
Net realized gains	(0.60)	(1.06)	(0.12)	—	—	—
Total distributions	(0.93)	(1.81)	(0.68)	(0.53)	(0.48)	(0.55)
Net asset value, end of period	$22.09	$23.02	$23.96	$22.19	$18.02	$16.59

Total return[d]	0.07%	3.98%	11.25%	26.48%	11.69%	7.54%

Ratios to average net assets[e]
Expenses.	0.62%[f,g]	0.61%[f,g]	0.62%[f,g]	0.66%[g]	0.70%	0.71%
Net investment income	2.61%	2.62%	3.12%[c]	2.44%	2.61%	2.73%

Supplemental data
Net assets, end of period (000’s)	$46,617	$34,577	$30,166	$17,534	$10,527	$7,467
Portfolio turnover rate	35.79%	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 59

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Equity Income Fund
	Country	Shares	Value

Common Stocks 84.6%
Consumer Discretionary 6.3%
Ford Motor Co	United States	2,131,700	$28,905,852
Lowe’s Cos. Inc	United States	515,000	39,150,300
NIKE Inc., B	United States	169,400	9,984,436
Nordstrom Inc	United States	237,800	12,158,714
Target Corp	United States	519,900	41,332,050
			131,531,352
Consumer Staples 10.6%
Anheuser-Busch InBev NV, ADR	Belgium	290,100	36,024,618
CVS Health Corp	United States	406,000	40,803,000
The Kraft Heinz Co	United States	516,100	40,291,927
Nestle SA	Switzerland	280,000	20,871,560
PepsiCo Inc	United States	505,500	52,046,280
Reynolds American Inc	United States	621,500	30,826,400
			220,863,785
Energy 9.0%
Anadarko Petroleum Corp	United States	193,200	10,193,232
Chevron Corp	United States	482,800	49,332,504
ConocoPhillips	United States	310,000	14,814,900
Exxon Mobil Corp	United States	367,234	32,463,486
Royal Dutch Shell PLC, A, ADR	United Kingdom	755,900	39,979,551
Schlumberger Ltd	United States	488,000	39,205,920
			185,989,593
Financials 18.4%
Arthur J. Gallagher & Co	United States	669,300	30,814,572
BB&T Corp	United States	620,000	21,935,600
BlackRock Inc	United States	135,200	48,175,816
Host Hotels & Resorts Inc	United States	1,127,000	17,829,140
JPMorgan Chase & Co	United States	1,030,300	65,114,960
MetLife Inc	United States	749,905	33,820,715
Morgan Stanley	United States	1,131,000	30,604,860
T. Rowe Price Group Inc	United States	450,500	33,918,145
U.S. Bancorp	United States	1,076,800	45,968,592
Wells Fargo & Co	United States	1,105,000	55,227,900
			383,410,300
Health Care 7.4%
AstraZeneca PLC, ADR	United Kingdom	650,000	18,824,000
Bristol-Myers Squibb Co	United States	90,300	6,517,854
Eli Lilly & Co	United States	525,400	39,683,462
Johnson & Johnson	United States	144,000	16,139,520
Medtronic PLC	United States	493,000	39,020,950
Pfizer Inc	United States	1,044,300	34,159,053
			154,344,839
Industrials 13.6%
General Electric Co	United States	1,698,500	52,228,875
Illinois Tool Works Inc	United States	302,700	31,638,204
Lockheed Martin Corp	United States	184,100	42,781,158
Nielsen Holdings PLC	United States	449,600	23,442,144
Raytheon Co	United States	293,500	37,083,725
Republic Services Inc	United States	698,500	32,878,395
United Parcel Service Inc., B	United States	266,600	28,011,662

60 Semiannual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
United Technologies Corp	United States	329,700	$34,410,789
			282,474,952
Information Technology 11.4%
Apple Inc	United States	288,000	26,997,120
Broadcom Ltd	Singapore	42,000	6,121,500
Cisco Systems Inc	United States	1,590,333	43,718,254
Intel Corp	United States	711,100	21,532,108
Microsoft Corp	United States	1,348,100	67,229,747
Oracle Corp	United States	838,000	33,402,680
Texas Instruments Inc	United States	673,000	38,387,920
			237,389,329
Materials 3.7%
BASF SE	Germany	336,500	27,802,497
The Dow Chemical Co	United States	305,400	16,067,094
International Paper Co	United States	757,600	32,781,352
			76,650,943
Telecommunication Services 1.5%
Rogers Communications Inc., B	Canada	362,700	14,101,776
Verizon Communications Inc	United States	313,000	15,944,220
			30,045,996
Utilities 2.7%
Dominion Resources Inc	United States	421,100	30,096,017
Xcel Energy Inc	United States	673,500	26,960,205
			57,056,222
Total Common Stocks (Cost $1,441,905,987)			1,759,757,311

[a] Equity-Linked Securities 5.5%
Consumer Discretionary 1.0%
[b] Bank of America Merrill Lynch into Dollar General Corp., 6.00%, 144A	United States	266,000	20,950,107
Energy 0.7%
[b] JPMorgan Chase & Co. into Anadarko Petroleum Co., 9.00%, 144A	United States	272,000	13,674,147
Financials 1.4%
[b] The Goldman Sachs International into Charles Schwab Corp., 6.50%, 144A	United States	1,000,000	28,448,900
Information Technology 2.4%
[b] Barclays Bank PLC into Broadcom Ltd., 9.00%, 144A	Singapore	160,000	23,367,680
[b] The Goldman Sachs International into Intel Corp., 7.00%, 144A	United States	875,000	26,940,812
			50,308,492
Total Equity-Linked Securities (Cost $116,633,770)			113,381,646

Convertible Preferred Stocks 6.2%
Health Care 3.0%
Allergan PLC, 5.50%, cvt. pfd	United States	41,700	33,839,133
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	30,900	27,840,900
			61,680,033
Industrials 1.6%
Stanley Black & Decker Inc., 6.25%, cvt. pfd	United States	279,000	33,039,180

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Utilities 1.6%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	575,000	$34,385,000
Total Convertible Preferred Stocks (Cost $130,915,193)			129,104,213
Total Investments before Short Term Investments
(Cost $1,689,454,950)			2,002,243,170

Short Term Investments (Cost $93,183,793) 4.5%
Money Market Funds 4.5%
[c,d] Institutional Fiduciary Trust Money Market Portfolio.	United States	93,183,793	93,183,793
Total Investments (Cost $1,782,638,743) 100.8%			2,095,426,963
Other Assets, less Liabilities (0.8)%			(16,319,616)
Net Assets 100.0%			$2,079,107,347

See Abbreviations on page 94.

aSee Note 1(f) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $113,381,646, representing 5.45% of net assets.
cNon-income producing.
dSee Note 3(f) regarding investments in affiliated management investment companies.

62 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Real Return Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.92	$10.66	$10.82	$10.94	$11.06	$11.14
Income from investment operations[a]:
Net investment income[b]	0.01	0.05	0.14	0.15	0.17	0.31
Net realized and unrealized gains (losses)	0.14	(0.72)	(0.06)	(0.01)	0.01	0.03
Total from investment operations	0.15	(0.67)	0.08	0.14	0.18	0.34
Less distributions from net investment income
and net foreign currency gains	(0.10)	(0.07)	(0.24)	(0.26)	(0.30)	(0.42)
Net asset value, end of period	$9.97	$9.92	$10.66	$10.82	$10.94	$11.06

Total return[c]	1.55%	(6.32)%	0.75%	1.34%	1.67%	3.03%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.12%	1.10%	1.10%	1.08%	1.06%	1.05%
Expenses net of waiver and payments by
affiliates	0.89%[e]	0.90%[e]	0.90%[e]	0.90%[e]	0.90%	0.90%
Net investment income	0.10%	0.43%	1.34%	1.35%	1.58%	2.76%

Supplemental data
Net assets, end of period (000’s)	$167,631	$185,743	$248,313	$327,285	$411,419	$444,465
Portfolio turnover rate	23.98%	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 63

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.82	$10.59	$10.76	$10.87	$11.00	$11.08
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	—[c]	0.10	0.10	0.13	0.27
Net realized and unrealized gains (losses)	0.16	(0.71)	(0.07)	0.01	—[c]	0.02
Total from investment operations	0.14	(0.71)	0.03	0.11	0.13	0.29
Less distributions from net investment income
and net foreign currency gains	(0.06)	(0.06)	(0.20)	(0.22)	(0.26)	(0.37)
Net asset value, end of period	$9.90	$9.82	$10.59	$10.76	$10.87	$11.00

Total return[d]	1.41%	(6.70)%	0.22%	1.03%	1.22%	2.65%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.52%	1.50%	1.50%	1.48%	1.46%	1.45%
Expenses net of waiver and payments by
affiliates	1.29%[f]	1.30%[f]	1.30%[f]	1.30%[f]	1.30%	1.30%
Net investment income (loss)	(0.30)%	0.04%	0.94%	0.95%	1.18%	2.36%

Supplemental data
Net assets, end of period (000’s)	$43,734	$48,084	$68,188	$83,666	$104,682	$115,126
Portfolio turnover rate	23.98%	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

64 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.98	$10.68	$10.85	$11.01
Income from investment operations[b]:
Net investment income[c]	0.03	0.10	0.21	0.09
Net realized and unrealized gains (losses)	0.14	(0.72)	(0.10)	(0.10)
Total from investment operations	0.17	(0.62)	0.11	(0.01)
Less distributions from net investment income and net foreign currency
gains	(0.15)	(0.08)	(0.28)	(0.15)
Net asset value, end of period	$10.00	$9.98	$10.68	$10.85

Total return[d]	1.72%	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.73%	0.71%	0.70%	2.43%
Expenses net of waiver and payments by affiliates[f]	0.50%	0.50%	0.52%	0.52%
Net investment income	0.49%	0.83%	1.72%	1.73%

Supplemental data
Net assets, end of period (000’s)	$1,795	$1,730	$2,034	$5
Portfolio turnover rate.	23.98%	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.96	$10.68	$10.85	$10.97	$11.08	$11.16
Income from investment operations[a]:
Net investment income[b]	0.02	0.05	0.18	0.18	0.20	0.35
Net realized and unrealized gains (losses)	0.15	(0.70)	(0.08)	(0.01)	0.01	0.01
Total from investment operations	0.17	(0.65)	0.10	0.17	0.21	0.36
Less distributions from net investment income
and net foreign currency gains	(0.13)	(0.07)	(0.27)	(0.29)	(0.32)	(0.44)
Net asset value, end of period	$10.00	$9.96	$10.68	$10.85	$10.97	$11.08

Total return[c]	1.72%	(6.08)%	0.91%	1.60%	1.99%	3.27%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.87%	0.85%	0.85%	0.83%	0.81%	0.80%
Expenses net of waiver and payments by
affiliates	0.64%[e]	0.65%[e]	0.65%[e]	0.65%[e]	0.65%	0.65%
Net investment income	0.35%	0.68%	1.59%	1.60%	1.83%	3.01%

Supplemental data
Net assets, end of period (000’s)	$35,212	$37,758	$65,958	$28,042	$35,362	$45,575
Portfolio turnover rate	23.98%	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

66 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Real Return Fund
	Country	Shares	Value

Common Stocks 8.4%
Energy 5.2%
Anadarko Petroleum Corp	United States	21,400	$1,129,064
California Resources Corp	United States	8,144	17,917
Chevron Corp	United States	18,300	1,869,895
Devon Energy Corp	United States	13,500	468,180
Exxon Mobil Corp	United States	26,777	2,367,087
Halliburton Co	United States	29,000	1,197,990
Marathon Oil Corp	United States	42,300	596,007
Noble Energy Inc	United States	11,800	426,098
Occidental Petroleum Corp	United States	16,500	1,264,725
Peabody Energy Corp	United States	4,160	7,072
Pioneer Natural Resources Co	United States	4,100	681,010
Schlumberger Ltd	United States	24,850	1,996,449
[a] Southwestern Energy Co	United States	25,200	338,436
[a] Weatherford International PLC	United States	61,500	499,995
			12,859,925
Materials 3.2%
BHP Billiton Ltd., ADR	Australia	19,100	598,594
The Dow Chemical Co	United States	38,100	2,004,441
Freeport-McMoRan Inc., B	United States	55,046	770,644
Goldcorp Inc	Canada	104,000	2,095,600
Nucor Corp	United States	25,400	1,264,412
Potash Corp. of Saskatchewan Inc	Canada	37,700	668,044
Rio Tinto PLC, ADR	United Kingdom	17,300	582,318
[a] South32 Ltd., ADR	Australia	7,640	47,444
			8,031,497
Total Common Stocks (Cost $27,377,587)			20,891,422

Management Investment Companies 8.6%
Diversified Financials 1.4%
[b] Franklin Lower Tier Floating Rate Fund	United States	265,044	2,589,486
[b] Franklin Middle Tier Floating Rate Fund	United States	101,647	969,710
			3,559,196
Real Estate 7.2%
SPDR Dow Jones REIT ETF	United States	193,000	17,819,690
Total Management Investment Companies
(Cost $12,983,230)			21,378,886

		Principal
		Amount*

Corporate Bonds 6.1%
Banks 0.5%
[c] CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,258,800
Consumer Services 0.3%
MGM Resorts International,
senior note, 8.625%, 2/01/19	United States	500,000	571,250
senior note, 7.75%, 3/15/22	United States	200,000	224,250
			795,500

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Semiannual Report 67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy 1.3%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%,
12/15/22	United States	425,000	$291,125
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	300,000	250,125
senior note, 8.00%, 4/01/23	United States	600,000	514,500
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	1,012,500
[c,d] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22 .	United States	1,000,000	117,600
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	998,750
			3,184,600
Health Care Equipment & Services 0.5%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22.	United States	1,200,000	1,314,000
Materials 1.5%
ArcelorMittal, senior note, 7.25%, 2/25/22	Luxembourg	1,200,000	1,258,452
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	400,000	421,040
Novelis Inc.,
senior note, 8.375%, 12/15/17	Canada	200,000	204,000
senior note, 8.75%, 12/15/20	Canada	600,000	622,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,202,940
			3,708,932
Media 0.6%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	300,000	303,750
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,034,375
			1,338,125
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[c] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%,
7/15/21	United States	1,000,000	920,000
Technology Hardware & Equipment 0.2%
[c] Western Digital Corp.,
senior note, 144A, 10.50%, 4/01/24	United States	400,000	390,000
senior secured note, 144A, 7.375%, 4/01/23.	United States	200,000	202,000
			592,000
Telecommunication Services 0.8%
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	733,750
[c] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,237,500
			1,971,250
Total Corporate Bonds (Cost $16,394,202)			15,083,207

[e,f] Senior Floating Rate Interests 2.4%
Automobiles & Components 0.1%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	135,088	130,360
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22 .	United States	118,416	118,416
			248,776
Capital Goods 0.1%
Sensus USA Inc., Term Loan, 6.50%, 4/05/23	United States	250,000	245,938
Commercial & Professional Services 0.0%†
Kar Auction Services Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23	United States	92,179	92,524

68 Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value

[e,f] Senior Floating Rate Interests (continued)
Consumer Durables & Apparel 0.0%†
[g] Prime Security Services Borrower LLC, Term B-1 Loans, 7.00%, 5/02/22	United States	29,701	$29,845
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	86,903	86,360
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	55,111	55,237
			141,597
Energy 0.2%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 8.75%,
8/16/20	United States	218,939	194,856
[h] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18.	United States	342,585	258,651
[h] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	13,666	13,197
			466,704
Health Care Equipment & Services 0.2%
Community Health Systems Inc., 2018 Term F Loans, 3.685% - 3.886%,
12/31/18	United States	186,558	185,901
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18.	United States	143,859	143,985
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	25,183	19,643
			349,529
Materials 0.4%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	178,212	174,202
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	625,348	591,814
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	232,980	235,310
			1,001,326
Media 0.5%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	184,511	185,642
Gray Television Inc., Term Loan C, 4.25%, 6/13/21	United States	91,178	91,691
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	15,405	15,420
Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	943,247	949,731
			1,242,484
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	185,750	185,441
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.435%,
2/27/21	United States	227,926	228,496
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term
Loan, 4.50%, 2/13/19	United States	158,242	154,615
			568,552
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	248,026	244,430
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21.	United States	49,851	48,978
[g] PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	50,000	49,901
			343,309

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Semiannual Report 69

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*			Value

[e,f] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 0.3%
[g] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 4.25%,
2/01/23	United States	221,061			$221,599
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	95,794			95,794
[g] MKS Instruments Inc., Term Loan, 6.50%, 4/29/23	United States	33,026			33,212
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20.	United States	14,339			14,406
ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	240,998			242,594
					607,605
Software & Services 0.0%†
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	81,957			82,674
Technology Hardware & Equipment 0.1%
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	32,598			32,536
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	121,656			121,710
[g] Western Digital Corp., U.S. Term B Loan, 8.00%, 4/29/23	United States	114,371			112,727
					266,973
Telecommunication Services 0.0%†
Windstream Corp., Tranche B-5 Term Loan, 3.50%, 8/08/19	United States	42,832			42,368
Transportation 0.1%
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	120,000			118,350
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20 .	Marshall Islands	86,356			78,152
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	6,949			6,150
					202,652
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	63,371			63,272
Total Senior Floating Rate Interests (Cost $6,030,390)					5,996,128

Foreign Government and Agency Securities 12.7%
Government of Hungary,
[i] senior bond, Reg S, 3.875%, 2/24/20.	Hungary	180,000		EUR	230,605
senior note, 6.375%, 3/29/21	Hungary	620,000			706,521
[i] senior note, Reg S, 3.50%, 7/18/16	Hungary	60,000		EUR	69,279
[i] senior note, Reg S, 4.375%, 7/04/17	Hungary	150,000		EUR	180,524
[i] senior note, Reg S, 5.75%, 6/11/18	Hungary	435,000		EUR	553,135
Government of Indonesia, senior bond, FR53, 8.25%, 7/15/21	Indonesia	42,000,000,000		IDR	3,304,703
Government of Malaysia,
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000		MYR	1,575,257
senior note, 3.172%, 7/15/16	Malaysia	14,200,000		MYR	3,640,129
Government of Mexico,
6.25%, 6/16/16	Mexico	630,000	[j]	MXN	3,677,217
senior note, M, 5.00%, 6/15/17	Mexico	750,000	[j]	MXN	4,406,850
[f] Government of Poland,
FRN, 1.75%, 1/25/17	Poland	4,515,000		PLN	1,185,968
FRN, 1.75%, 1/25/21	Poland	9,388,000		PLN	2,426,366

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*			Value

Foreign Government and Agency Securities (continued)
[k] Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	498,094	[l]	MXN	$2,888,656
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	17,200[m] BRL			4,628,975
[n] Index Linked, 6.00%, 8/15/16	Brazil	1,343	[m]	BRL	1,108,141
[n] Index Linked, 6.00%, 8/15/18	Brazil	1,270	[m]	BRL	1,052,979
Total Foreign Government and Agency Securities
(Cost $34,906,132)					31,635,305

U.S. Government and Agency Securities 56.9%
[k] U.S. Treasury Note,
Index Linked, 2.375%, 1/15/17	United States	3,527,212			3,624,002
Index Linked, 0.125%, 4/15/17	United States	38,624,745			38,993,650
Index Linked, 2.625%, 7/15/17	United States	22,880,308			24,006,454
Index Linked, 1.625%, 1/15/18	United States	32,821,704			34,237,993
Index Linked, 2.125%, 1/15/19	United States	37,548,038			40,458,987
Total U.S. Government and Agency Securities
(Cost $140,313,998)					141,321,086
Total Investments before Short Term Investments
(Cost $238,005,539)					236,306,034

Short Term Investments (Cost $11,320,424) 4.6%
Repurchase Agreements 4.6%
[o] Joint Repurchase Agreement, 0.282%, 5/02/16
(Maturity Value $11,320,690)
BNP Paribas Securities Corp. (Maturity Value $4,142,693)
Deutsche Bank Securities Inc. (Maturity Value $1,378,181)
HSBC Securities (USA) Inc. (Maturity Value $5,178,423)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $621,393)
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%,
5/02/16 - 2/26/21; U.S. Government Agency Securities, Strips,
6/01/17; and U.S. Treasury Note, 0.625% - 1.625%, 12/31/16 -
2/28/21 (valued at $11,549,831)	United States	11,320,424			11,320,424
Total Investments (Cost $249,325,963) 99.7%					247,626,458
Other Assets, less Liabilities 0.3%					745,901
Net Assets 100.0%.					$248,372,359

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30,2016, the aggregate value of these securities was $5,141,815, representing 2.07% of net assets.
dSee Note 7 regarding defaulted securities.
eSee Note 1(g) regarding senior floating rate interests.
fThe coupon rate shown represents the rate at period end.
gA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
hAt April 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the aggregate value of these securities was $1,033,543, representing 0.42% of net assets.
jPrincipal amount is stated in 100 Mexican Peso Units.
kPrincipal amount of security is adjusted for inflation. See Note 1(i).
lPrincipal amount is stated in 100 Unidad de Inversion Units.
mPrincipal amount is stated in 1,000 Brazilian Real Peso Units.
nRedemption price at maturity is adjusted for inflation. See Note 1(i).
oSee Note 1(c) regarding joint repurchase agreement.

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	328,810,000	$447,117	8/18/16	$45,391	$—
Euro	DBAB	Sell	3,072,361	3,362,853	8/18/16	—	(168,126)
Chilean Peso	JPHQ	Buy	1,159,473,700	1,715,452	10/20/16	11,344	—
Euro	DBAB	Sell	1,150,100	1,304,386	10/20/16	—	(20,398)
Indian Rupee	JPHQ	Buy	188,000,000	2,685,714	10/20/16	65,160	—
Total Forward Exchange Contracts						$121,895	$(188,524)
Net unrealized appreciation (depreciation)							$(66,629)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Note 8 regarding other derivative information.

See Abbreviations on page 94.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2016 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,885,481,184	$1,863,436,046	$1,689,454,950	$234,383,686
Cost - Non-controlled affiliates (Note 3f)	175,970,880	101,308,445	93,183,793	3,621,853
Cost - Repurchase agreements	—	—	—	11,320,424
Total cost of investments	$3,061,452,064	$1,964,744,491	$1,782,638,743	$249,325,963
Value - Unaffiliated issuers	$3,011,813,216	$1,972,290,260	$2,002,243,170	$232,746,838
Value - Non-controlled affiliates (Note 3f)	175,970,880	101,308,445	93,183,793	3,559,196
Value - Repurchase agreements	—	—	—	11,320,424
Total value of investments	3,187,784,096	2,073,598,705	2,095,426,963	247,626,458
Cash	64,599	—	561,504	25,718
Receivables:
Investment securities sold	14,309,300	—	—	115,782
Capital shares sold	6,149,844	3,450,040	2,136,753	406,260
Dividends and interest	16,096,726	6,323,758	3,124,738	1,469,604
Unrealized appreciation on OTC forward exchange
contracts	—	—	—	121,895
Other assets	1,773	1,161	1,164	148
Total assets	3,224,406,338	2,083,373,664	2,101,251,122	249,765,865
Liabilities:
Payables:
Investment securities purchased	14,754,433	—	17,677,378	239,348
Capital shares redeemed	6,253,339	4,638,354	2,592,338	680,806
Management fees	1,601,176	776,885	780,008	83,440
Distribution fees	1,000,652	392,425	574,618	58,076
Transfer agent fees	593,210	519,398	418,865	51,262
Trustees’ fees and expenses	96	682	71	348
Options written, at value (premiums received $894,203,
$—, $— and $—)	1,296,250	—	—	—
Unrealized depreciation on OTC forward exchange
contracts	—	—	—	188,524
Deferred tax	—	—	—	14,179
Accrued expenses and other liabilities	168,499	126,120	100,497	77,523
Total liabilities	25,667,655	6,453,864	22,143,775	1,393,506
Net assets, at value	$3,198,738,683	$2,076,919,800	$2,079,107,347	$248,372,359
Net assets consist of:
Paid-in capital	$3,063,209,594	$1,966,051,594	$1,673,448,020	$282,334,682
Undistributed net investment income	—	—	1,151,380	—
Distributions in excess of net investment income	(10,416,968)	(28,958,363)	—	(6,923,888)
Net unrealized appreciation (depreciation)	125,930,370	108,854,214	312,775,200	(1,755,374)
Accumulated net realized gain (loss)	20,015,687	30,972,355	91,732,747	(25,283,061)
Net assets, at value	$3,198,738,683	$2,076,919,800	$2,079,107,347	$248,372,359

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Class A:
Net assets, at value	$2,512,685,399	$729,671,546	$1,767,093,242	$167,631,381
Shares outstanding	220,142,425	42,056,368	80,137,251	16,816,784
Net asset value per share[a]	$11.41	$17.35	$22.05	$9.97
Maximum offering price per share (net asset value per
share ÷ 94.25%, 94.25%, 94.25% and 95.75%,
respectively)	$12.11	$18.41	$23.40	$10.41
Class C:
Net assets, at value	$609,481,384	$291,004,278	$251,325,033	$43,733,820
Shares outstanding	53,838,453	17,010,728	11,481,999	4,417,783
Net asset value and maximum offering price per share[a]	$11.32	$17.11	$21.89	$9.90
Class R:
Net assets, at value	$4,496,097		$6,170,442
Shares outstanding	393,130		279,933
Net asset value and maximum offering price per share	$11.44		$22.04
Class R6:
Net assets, at value	$259,552	$6,143,388	$7,901,798	$1,795,055
Shares outstanding	22,700	352,183	357,715	179,488
Net asset value and maximum offering price per share	$11.43	$17.44	$22.09	$10.00
Advisor Class:
Net assets, at value	$71,816,251	$1,050,100,588	$46,616,832	$35,212,103
Shares outstanding	6,280,460	60,508,463	2,110,574	3,522,557
Net asset value and maximum offering price per share	$11.43	$17.35	$22.09	$10.00

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2016 (unaudited)

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Investment income:
Dividends:
Unaffiliated issuers	$33,577,805	$11,247,117	$32,289,338	$647,003
Non-controlled affiliates (Note 3f)	—	—	—	118,078
Interest	21,892,275	10,313,253	78	929,442
Inflation principal adjustments.	—	—	—	(444,708)
Total investment income.	55,470,080	21,560,370	32,289,416	1,249,815
Expenses:
Management fees (Note 3a)	9,548,568	4,567,207	4,682,270	789,590
Distribution fees: (Note 3c)
Class A	2,956,927	926,572	2,140,057	213,566
Class C	2,865,690	1,464,988	1,213,880	147,118
Class R	10,797	—	14,504	—
Transfer agent fees: (Note 3e)
Class A	1,331,603	496,121	1,083,929	131,976
Class C	324,452	196,111	153,706	34,969
Class R	2,429	—	3,691	—
Class R6	80	79	69	79
Advisor Class	36,497	613,186	25,867	27,068
Custodian fees (Note 4)	14,183	9,404	10,759	15,713
Reports to shareholders	141,849	94,844	124,109	28,795
Registration and filing fees	120,607	81,636	77,459	34,072
Professional fees	25,611	27,521	23,520	26,768
Trustees’ fees and expenses	16,082	12,285	11,715	1,915
Other.	35,223	34,783	26,446	9,056
Total expenses	17,430,598	8,524,737	9,591,981	1,460,685
Expense reductions (Note 4)	(104)	(135)	(13)	(59)
Expenses waived/paid by affiliates (Note 3f and
3g)	(228,663)	(91,661)	(61,663)	(288,223)
Net expenses	17,201,831	8,432,941	9,530,305	1,172,403
Net investment income	38,268,249	13,127,429	22,759,111	77,412
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	27,952,874	30,979,896	89,764,724	(9,209,761)
Written options	2,954,702	—	—	—
Foreign currency transactions	49,627	—	(242,373)	169,101
Net realized gain (loss)	30,957,203	30,979,896	89,522,351	(9,040,660)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,495,576)	(36,655,285)	(115,087,158)	12,217,585
Translation of other assets and liabilities
denominated in foreign currencies	384	—	(1,188)	(39,465)
Written options	(1,044,634)	—	—	—
Change in deferred taxes on unrealized appreciation.	—	—	—	(14,179)
Net change in unrealized appreciation
(depreciation)	(12,539,826)	(36,655,285)	(115,088,346)	12,163,941
Net realized and unrealized gain (loss)	18,417,377	(5,675,389)	(25,565,995)	3,123,281
Net increase (decrease) in net assets resulting from
operations	$56,685,626	$7,452,040	$(2,806,884)	$3,200,693

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$38,268,249	$69,887,156	$13,127,429	$28,248,902
Net realized gain (loss)	30,957,203	5,876,467	30,979,896	89,937,146
Net change in unrealized appreciation
(depreciation)	(12,539,826)	(70,359,679)	(36,655,285)	(114,046,752)
Net increase (decrease) in net assets
resulting from operations	56,685,626	5,403,944	7,452,040	4,139,296
Distributions to shareholders from:
Net investment income:
Class A.	(39,588,270)	(70,156,845)	(12,766,738)	(18,571,018)
Class C.	(7,567,859)	(13,270,654)	(3,978,164)	(4,490,159)
Class R.	(67,697)	(129,500)	—	—
Class R6	(4,104)	(11,849)	(89)	(50,746)
Advisor Class	(1,152,003)	(1,708,745)	(15,270,793)	(21,965,450)
Net realized gains:
Class A.	—	(27,941,174)	(15,784,677)	(33,348,512)
Class C.	—	(6,796,815)	(6,225,597)	(12,006,606)
Class R.	—	(50,807)	—	—
Class R6	—	(6,909)	(98)	(110,660)
Advisor Class	—	(575,222)	(15,633,160)	(30,219,160)
Total distributions to shareholders	(48,379,933)	(120,648,520)	(69,659,316)	(120,762,311)
Capital share transactions: (Note 2)
Class A.	134,937,809	408,259,572	(56,876,226)	(55,036,014)
Class C.	44,777,539	93,503,518	(9,204,771)	(4,278,396)
Class R.	(180,020)	1,269,988	—	—
Class R6	37,117	(284,447)	6,165,447	(3,003,286)
Advisor Class	16,507,644	15,106,961	169,563,618	73,969,258
Total capital share transactions	196,080,089	517,855,592	109,648,068	11,651,562
Net increase (decrease) in net assets .	204,385,782	402,611,016	47,440,792	(104,971,453)
Net assets:
Beginning of period.	2,994,352,901	2,591,741,885	2,029,479,008	2,134,450,461
End of period	$3,198,738,683	$2,994,352,901	$2,076,919,800	$2,029,479,008
Distributions in excess of net investment
income included in net assets:
End of period	$(10,416,968)	$(305,284)	$(28,958,363)	$(10,070,008)

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$22,759,111	$47,416,333	$77,412	$1,310,527
Net realized gain (loss)	89,522,351	54,413,447	(9,040,660)	4,458,658
Net change in unrealized appreciation
(depreciation)	(115,088,346)	(28,722,638)	12,163,941	(27,267,123)
Net increase (decrease) in net assets
resulting from operations	(2,806,884)	73,107,142	3,200,693	(21,497,938)
Distributions to shareholders from:
Net investment income:
Class A.	(24,388,435)	(52,888,906)	(1,805,621)	(1,588,071)
Class C.	(2,833,340)	(5,529,325)	(277,889)	(394,395)
Class R.	(78,459)	(193,924)	—	—
Class R6	(47,724)	(195)	(25,412)	(13,635)
Advisor Class	(572,989)	(1,042,538)	(479,022)	(472,365)
Net realized gains:
Class A.	(46,499,583)	(78,681,119)	—	—
Class C.	(6,537,589)	(10,878,951)	—	—
Class R.	(161,343)	(327,751)	—	—
Class R6	(149)	(266)	—	—
Advisor Class	(889,611)	(1,523,577)	—	—
Total distributions to shareholders	(82,009,222)	(151,066,552)	(2,587,944)	(2,468,466)
Capital share transactions: (Note 2)
Class A.	49,943,388	95,079,558	(18,517,198)	(46,641,225)
Class C.	11,636,791	18,093,330	(4,550,396)	(15,672,201)
Class R.	156,852	(751,079)	—	—
Class R6	7,453,573	—	62,789	(174,433)
Advisor Class	13,145,880	5,763,786	(2,549,790)	(24,725,271)
Total capital share transactions	82,336,484	118,185,595	(25,554,595)	(87,213,130)
Net increase (decrease) in net assets .	(2,479,622)	40,226,185	(24,941,846)	(111,179,534)
Net assets:
Beginning of period.	2,081,586,969	2,041,360,784	273,314,205	384,493,739
End of period	$2,079,107,347	$2,081,586,969	$248,372,359	$273,314,205
Undistributed net investment income included
in net assets:
End of period	$1,151,380	$6,313,216	$—	$—
Distributions in excess of net investment
income included in net assets:
End of period	$—	$—	$(6,923,888)	$(4,413,356)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund
Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment

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1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 29, 2016.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement. At April 30, 2016, Franklin Real Return Fund had OTC derivatives in a net liability position for such contracts of $143,133.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives

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with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of

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1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2016
Shares sold	34,225,983	$377,677,643	4,491,941	$77,186,804
Shares issued in reinvestment of distributions	3,539,754	38,842,457	1,570,398	26,987,433
Shares redeemed	(25,625,531)	(281,582,291)	(9,463,042)	(161,050,463)
Net increase (decrease)	12,140,206	$134,937,809	(3,400,703)	$(56,876,226)
Year ended October 31, 2015
Shares sold	58,341,044	$678,734,826	15,996,161	$295,084,541
Shares issued in reinvestment of distributions	8,328,938	96,129,984	2,736,597	48,590,091
Shares redeemed	(31,758,555)	(366,605,238)	(21,831,783)	(398,710,646)
Net increase (decrease)	34,911,427	$408,259,572	(3,099,025)	$(55,036,014)
Class C Shares:
Six Months ended April 30, 2016
Shares sold	11,187,241	$122,697,916	1,146,714	$19,476,235
Shares issued in reinvestment of distributions	641,087	6,979,693	484,852	8,227,978
Shares redeemed	(7,817,306)	(84,900,070)	(2,191,876)	(36,908,984)
Net increase (decrease)	4,011,022	$44,777,539	(560,310)	$(9,204,771)
Year ended October 31, 2015
Shares sold	16,412,206	$189,653,141	2,203,232	$39,873,587
Shares issued in reinvestment of distributions	1,614,671	18,479,927	751,799	13,156,989
Shares redeemed	(10,038,264)	(114,629,550)	(3,166,992)	(57,308,972)
Net increase (decrease)	7,988,613	$93,503,518	(211,961)	$(4,278,396)
Class R Shares:
Six Months ended April 30, 2016
Shares sold	74,593	$822,879
Shares issued in reinvestment of distributions	6,149	67,697
Shares redeemed	(98,904)	(1,070,596)
Net increase (decrease)	(18,162)	$(180,020)
Year ended October 31, 2015
Shares sold	163,363	$1,900,373
Shares issued in reinvestment of distributions	15,593	180,307
Shares redeemed	(70,206)	(810,692)
Net increase (decrease)	108,750	$1,269,988

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2. Shares of Beneficial Interest (continued)

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	3,047	$34,245	352,988	$6,184,371
Shares issued in reinvestment of distributions	373	4,104	—	—
Shares redeemed	(117)	(1,232)	(1,077)	(18,924)
Net increase (decrease)	3,303	$37,117	351,911	$6,165,447
Year ended October 31, 2015
Shares sold	4,434	$51,485	272	$5,000
Shares issued in reinvestment of distributions	1,610	18,640	9,077	161,165
Shares redeemed	(29,769)	(354,572)	(171,980)	(3,169,451)
Net increase (decrease)	(23,725)	$(284,447)	(162,631)	$(3,003,286)
Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	3,091,486	$34,315,062	35,792,560	$595,647,552
Shares issued in reinvestment of distributions	86,193	946,614	1,561,535	26,792,265
Shares redeemed	(1,703,077)	(18,754,032)	(26,807,923)	(452,876,199)
Net increase (decrease)	1,474,602	$16,507,644	10,546,172	$169,563,618
Year ended October 31, 2015
Shares sold	3,112,842	$35,919,601	31,770,692	$581,733,680
Shares issued in reinvestment of distributions	172,717	1,998,279	2,529,808	45,025,673
Shares redeemed	(1,971,010)	(22,810,919)	(30,555,895)	(552,790,095)
Net increase (decrease)	1,314,549	$15,106,961	3,744,605	$73,969,258

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2016
Shares sold	6,571,722	$142,035,399	1,386,372	$13,463,194
Shares issued in reinvestment of distributions	3,194,659	69,387,373	182,566	1,756,282
Shares redeemed	(7,508,185)	(161,479,384)	(3,483,632)	(33,736,674)
Net increase (decrease)	2,258,196	$49,943,388	(1,914,694)	$(18,517,198)
Year ended October 31, 2015
Shares sold	10,456,818	$240,034,722	2,322,585	$23,857,606
Shares issued in reinvestment of distributions	5,707,305	128,177,676	145,574	1,511,730
Shares redeemed	(11,940,634)	(273,132,840)	(7,038,513)	(72,010,561)
Net increase (decrease)	4,223,489	$95,079,558	(4,570,354)	$(46,641,225)

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	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended April 30, 2016
Shares sold	1,549,931	$33,271,900	402,485	$3,897,885
Shares issued in reinvestment of distributions	413,093	8,915,684	28,218	269,768
Shares redeemed	(1,436,097)	(30,550,793)	(907,532)	(8,718,049)
Net increase (decrease)	526,927	$11,636,791	(476,829)	$(4,550,396)
Year ended October 31, 2015
Shares sold	2,326,522	$53,166,635	468,524	$4,780,847
Shares issued in reinvestment of distributions	703,433	15,672,536	36,785	379,592
Shares redeemed	(2,227,554)	(50,745,841)	(2,047,828)	(20,832,640)
Net increase (decrease)	802,401	$18,093,330	(1,542,519)	$(15,672,201)
Class R Shares:
Six Months ended April 30, 2016
Shares sold	54,342	$1,154,289
Shares issued in reinvestment of distributions	9,768	212,168
Shares redeemed	(56,684)	(1,209,605)
Net increase (decrease)	7,426	$156,852
Year ended October 31, 2015
Shares sold	58,721	$1,354,831
Shares issued in reinvestment of distributions	21,048	472,310
Shares redeemed	(112,528)	(2,578,220)
Net increase (decrease)	(32,759)	$(751,079)
Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	374,561	$7,828,218	36,899	$360,133
Shares issued in reinvestment of distributions	—	—	10	93
Shares redeemed	(17,096)	(374,645)	(30,858)	(297,437)
Net increase (decrease)	357,465	$7,453,573	6,051	$62,789
Year ended October 31, 2015
Shares sold	—	$—	34,529	$354,907
Shares issued in reinvestment of distributions	—	—	4	41
Shares redeemed	—	—	(51,465)	(529,381)
Net increase (decrease)	—	$—	(16,932)	$(174,433)
Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	979,559	$21,134,571	872,865	$8,458,198
Shares issued in reinvestment of distributions	60,893	1,323,311	47,451	457,432
Shares redeemed	(432,045)	(9,312,002)	(1,189,272)	(11,465,420)
Net increase (decrease)	608,407	$13,145,880	(268,956)	$(2,549,790)
Year ended October 31, 2015
Shares sold	762,782	$17,712,527	3,343,973	$34,412,614
Shares issued in reinvestment of distributions	96,069	2,160,788	43,881	456,992
Shares redeemed	(615,943)	(14,109,529)	(5,772,116)	(59,594,877)
Net increase (decrease)	242,908	$5,763,786	(2,384,262)	$(24,725,271)

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended April 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

	Franklin
Franklin	Convertible	Franklin Equity	Franklin Real
Balanced Fund	Securities Fund	Income Fund	Return Fund

0.635%	0.469%	0.468%	0.625%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C.	1.00%	1.00%	1.00%	0.65%
Class R.	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$753,959	$61,130	$320,226	$12,343
CDSC retained	$52,341	$7,409	$14,665	$3,634

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Transfer agent fees	$590,182	$394,246	$495,491	$101,295

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Franklin Balanced Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	229,883,180	578,395,851	(632,308,151)	175,970,880	$175,970,880	$—	$ —	0.89%

Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	65,178,257	190,983,200	(154,853,012)	101,308,445	$101,308,445	$—	$ —	0.51%

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									% of
									Affiliated
	Number of				Number of				Fund Shares
	Shares Held				Shares	Value			Outstanding
	at Beginning	Gross		Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions		Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	45,153,270	380,947,059		(332,916,536)	93,183,793	$93,183,793	$—	$—	0.47%

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate
Fund	—	265,044	[a]	—	265,044	$2,589,486	$95,250	$—	0.59%
Franklin Middle Tier Floating Rate
Fund	—	101,647	[b]	—	101,647	969,710	22,828	—	0.28%

Total						$3,559,196	$118,078	$—

aThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $2,519,518 and a cost basis of
$2,868,716 on the date of the transfer.
bThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $983,344 and cost basis of $1,046,227 on the date of the transfer.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and Class R6 does not exceed 0.52% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2017. For Franklin Equity Income Fund and Franklin Real Return Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2016.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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5. Income Taxes (continued)

At October 31, 2015, the capital loss carryforwards were as follows:

	Franklin	Franklin Real
	Balanced Fund	Return Fund
Capital loss carryforwards subject to expiration:
2016	$—	$1,161,482
2017	—	1,207,907
2018	—	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	10,604,468	593,952
Long term	—	12,064,324
Total capital loss carryforwards	$10,604,468	$16,234,251

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Cost of investments	$3,065,237,853	$1,990,081,977	$1,780,533,742	$253,851,263

Unrealized appreciation.	$248,988,445	$254,473,446	$366,994,089	$13,580,789
Unrealized depreciation.	(126,442,202)	(170,956,718)	(52,100,868)	(19,805,594)
Net unrealized appreciation (depreciation)	$122,546,243	$83,516,728	$314,893,221	$(6,224,805)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Purchases	$737,294,037	$284,867,791	$709,502,743	$57,738,423
Sales	$382,498,790	$272,504,851	$730,075,282	$75,570,364

Transactions in options written during the period ended April 30, 2016, were as follows:

			Number of	Premiums
			Contracts	Received
Franklin Balanced Fund
Options outstanding at October 31, 2015			10,000	$1,094,838
Options written			23,587	3,331,246
Options expired			(24,337)	(3,159,188)
Options exercised			(10)	(1,491)
Options closed			(2,490)	(371,202)
Options outstanding at April 30, 2016.			6,750	$894,203

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

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7. Credit Risk

At April 30, 2016, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 9.61%, 61.99% and 13.22%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all funds held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30. 2016, the aggregate value of the security for Franklin Real Return Fund represents less than 0.05% of the Fund’s net assets. The Fund discontinued accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At April 30, 2016, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Franklin Balanced Fund
Equity contracts	Investments in securities, at value	$—	Options written, at value	$1,296,250

Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on OTC	$121,895	Unrealized depreciation on OTC	$188,524
	forward exchange contracts		forward exchange contracts

For the period ended April 30, 2016, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

					Net Change
					in Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Franklin Balanced Fund
Equity contracts	Written options	$2,954,702		Written options	$(1,044,634)

Franklin Real Return Fund
Foreign exchange contracts	Foreign currency transactions	$305,417	[a]	Translation of other assets and	$(74,735)[a]
				liabilities denominated in foreign
				currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For Franklin Balanced Fund and Franklin Real Return Fund for the period ended April 30, 2016, the average month end fair value of derivatives represented 0.02% and 0.15%, respectively, of each Fund’s average month end net assets. The average month end number of open derivatives contracts for the period was 2 and 8, respectively.

See Note 1(e) regarding derivative financial instruments.

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9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,779,687,299	$—	$—	$1,779,687,299
Equity-Linked Securities	—	301,739,879	—	301,739,879
Corporate Bonds	—	930,386,038	—	930,386,038
Short Term Investments	175,970,880	—	—	175,970,880
Total Investments in Securities	$1,955,658,179	$1,232,125,917	$—	$3,187,784,096

Liabilities:
Other Financial Instruments:
Options Written	$1,296,250	$—	$—	$1,296,250

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	Level 1	Level 2	Level 3	Total
Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$47,411,000	$44,310,908	$—	$91,721,908
Energy.	—	29,412,875	—	29,412,875
Financials	—	23,544,950	—	23,544,950
All Other Equity Investments[b]	361,736,190	—	—	361,736,190
Convertible Bonds	—	1,465,874,337	—	1,465,874,337
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	101,308,445	—	—	101,308,445
Total Investments in Securities	$510,455,635	$1,563,143,070	$—	$2,073,598,705

Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,888,861,524	$—	$—	$1,888,861,524
Equity-Linked Securities	—	113,381,646	—	113,381,646
Short Term Investments	93,183,793	—	—	93,183,793
Total Investments in Securities	$1,982,045,317	$113,381,646	$—	$2,095,426,963

Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$42,270,308	$—	$—	$42,270,308
Corporate Bonds	—	15,083,207	—	15,083,207
Senior Floating Rate Interests	—	5,996,128	—	5,996,128
Foreign Government and Agency Securities	—	31,635,305	—	31,635,305
U.S. Government and Agency Securities	—	141,321,086	—	141,321,086
Short Term Investments	—	11,320,424	—	11,320,424
Total Investments in Securities	$42,270,308	$205,356,150	$—	$247,626,458

Other Financial Instruments:
Forward Exchange Contracts	$—	$121,895	$—	$121,895

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$188,524	$—	$188,524

aIncludes common, preferred, convertible preferred stocks and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2016.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	EUR	Euro	ETF	Exchange Traded Fund
		IDR	Indonesian Rupiah	FRN	Floating Rate Note
		MXN	Mexican Peso	REIT	Real Estate Investment Trust
		MYR	Malaysian Ringgit	SPDR	S&P Depository Receipt
		PLN	Polish Zloty

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, and the subadvisory agreement for Franklin Total Return Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with

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SHAREHOLDER INFORMATION

respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2015 and during the previous 10 years ended December 31, 2015, unless otherwise noted. Performance on a total return basis was shown by Broadridge for all Funds, with performance on an income return basis also being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

Franklin Balanced Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds as selected by Lipper during 2015 and previous years during which the Fund has been in existence. The Broadridge report showed the Fund’s income return to be in the highest quintile of such universe during 2015, as well as during the previous three- and five-year periods on an annualized basis. The Broadridge report showed the Fund’s total return performance during 2015 to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile of such universe during the previous three-year period and the second-highest performing quintile of such universe during the previous five-year period. The Board found such comparative performance to be acceptable and noted that the Fund’s total return for 2015 was within 1.24 basis points of the performance universe median for such period as shown in the Broadridge report.

Franklin Convertible Securities Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. The Broadridge report showed the Fund’s income return during 2015 to be in the middle performing quintile of its performance universe, and on an annualized basis to be in the middle quintile of such performance universe for the previous three-year period, in the second-highest quintile for the previous five-year period, and in the highest quintile for the previous 10-year period. The Broadridge report showed the Fund’s total return during 2015 to be in the highest performing quintile of its performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board found the Fund’s overall comparative performance as set forth in the Broadridge report to be satisfactory, noting management’s discussion of the Fund’s focus on select convertible securities to provide investors with positive risk-adjusted returns over the long term.

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Franklin Equity Income Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. The Broadridge report showed the Fund’s income return during 2015 to be in the second-highest quintile of the performance universe, and on an annualized basis during each of the previous three-, five- and 10-year periods to be in either the highest or second-highest quintile of such performance universe. The Broadridge report showed the Fund’s total return during 2015 to be in the second-highest performing quintile of such universe and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, the middle performing quintile for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. In discussing such performance, management explained that it reflected the Fund’s long-standing strategy of investing in securities with yields higher than the overall market and Lipper peers. The Board believed the Fund’s overall performance as shown in the Broadridge report to be satisfactory, noting its consistently good comparative income returns and the fact that the Broadridge report showed the Fund’s total return for the one-, three- and five-year annualized periods to be significantly better than the performance universe median.

Franklin Real Return Fund - The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional inflation protected bond funds as selected by Lipper. The Broadridge report showed the Fund’s income return during 2015 to be in the second highest quintile of such performance universe, and on an annualized basis to be in either the highest or second-highest quintile of such universe during the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s 2015 total return to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe during the previous three-year period, in the lowest performing quintile for the previous five-year period, and in the second-lowest performing quintile for the previous 10-year period. In discussing the Fund’s total return underperformance, management expressed the view that the performance universe contained many funds that invested primarily in treasury inflation protected securities (TIPS) and held longer term TIPS that performed better during such periods than the Fund’s portfolio, which had a lesser weighting in TIPS with those held being of shorter duration. They indicated that the Fund is positioned correctly to protect investors from a rise in inflation. The Board found the Fund’s overall performance as shown in the Broadridge report to be acceptable, noting management’s explanation and the level of income returns achieved by the Fund.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for Franklin Convertible Securities Fund and Franklin Equity Income Fund were in each case below the median of its respective Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratios of these Funds as shown in the Broadridge reports. The contractual investment management fee rate and actual total expense ratio of Franklin Balanced Fund and

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Semiannual Report 97

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Franklin Real Return Fund were, in each case, above the median of its respective expense group. The Board found the comparative contractual investment fee rate and actual total expense ratios of these Funds as shown in their Broadridge reports to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Based on their year-end asset levels, all of the Funds, except Franklin Real Return Fund, benefited from breakpoints contained in their management fee structures with additional breakpoints continuing beyond such asset levels. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders as the Fund grows.

98 Semiannual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report 99

FIST1_P1_0616

SUPPLEMENT DATED JUNE 16, 2016

TO THE PROSPECTUS DATED MARCH 1, 2016

OF

FRANKLIN BALANCED FUND

(Franklin Investors Securities Trust)

The Prospectus is amended as follows:

I. The “Fund Summary - Annual Fund Operating Expenses” table on page 3 is revised as follows:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

					Advisor
	Class A	Class C	Class R	Class R6	Class
Management fees	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%[1]	1.00%	0.50%	None	None
Other expenses	0.14%	0.14%	0.14%	0.03%	0.14%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.04%	1.79%	1.29%	0.68%	0.79%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee
waiver and/or expense reimbursement[2,3]	1.03%	1.78%	1.28%	0.67%	0.78%

1. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate set by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund’s most recent fiscal year.
2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.
3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the
Fund and do not include acquired fund fees and expenses.

Please keep this supplement with your prospectus for future reference.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                   N/A

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                   N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By  /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

By  /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date June 24, 2016